AS FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 6, 1998

                                PRELIMINARY COPY

                               AMENDMENT NO. 2 TO
                           PRELIMINARY PROXY STATEMENT
                             FILED ON SCHEDULE 14A
    PRELIMINARY PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
(X) Preliminary Proxy Statement      ( ) Confidential, For Use of the Commission
( ) Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
              (Name of Registrant as Specified in Its Charter and
                   Person Filing Preliminary Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
( ) No fee required.
(X) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1) Title of each Class of securities to which transaction applies:
            Depositary Units of Limited Partnership Interest.
      (2) Aggregate number of securities to which transaction applies:
            68,795.
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
            The filing fee is based on the aggregate cash to be received by the Registrant from the proposed sale of assets, which the Registrant believes will be $43,520,000 multiplied by 1/50th of 1%.
      (4) Proposed maximum aggregate value of transaction:
            $43,520,000.
      (5) Total fee paid:
            $8,704.

    ( ) Fee paid previously with preliminary materials:

    (X) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: $8,704.
    (2) Form, Schedule or Registration Statement No.: Preliminary Proxy
        Statement.
    (3) Filing party: Prudential-Bache/Equitec Real Estate Partnership.
    (4) Date Filed: September 17, 1997.

                                PRELIMINARY COPY


                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                                ONE SEAPORT PLAZA
                               NEW YORK, NY 10292

                                                              JANUARY 6, 1998


Dear Unitholders:

     As you know, Prudential-Bache/Equitec Real Estate Partnership (the "Partnership") was formed in June 1984 to acquire, operate and then ultimately dispose of income-producing real estate or interests therein. It was originally anticipated that the Partnership would hold the real properties or interests therein it acquired until such time as disposition appeared advantageous from the viewpoint of the Partnership's investment objectives. Although no mandatory time frame was set forth within which such sales were anticipated to occur, it was anticipated that the Partnership would own such real properties and interests therein for approximately three to seven years after acquisition.

     The Partnership acquired certain real properties, and held direct and indirect interests in a joint venture which owns another real property, between May 1986 and June 1989 and is now in its thirteenth year of operations. At the Partnership's formation, its managing general partner was Equitec Financial Group, Inc. ("Equitec") and its other general partner was Prudential-Bache Properties, Inc. ("PB Properties"). PB Properties has since become the managing general partner of the Partnership; in 1991, Equitec filed for reorganization under the federal bankruptcy laws, and by a vote of the limited partners of the Partnership was replaced as co-general partner by Glenborough Corporation and Robert Batinovich, each a general partner of the Partnership (together, "Glenborough") (together with PB Properties, the "General Partners").

     The General Partners have been considering when and how to effect the disposition of all of the Partnership's real properties (the "Properties") and all of the Partnership's direct and indirect interests in a joint venture whose sole asset is one real property (the "Interests") (the Interests, together with the Properties, the "Assets") in the best interests of the Partnership and the holders (the "Unitholders") of the beneficial ownership interest in the limited partnership interests of the Partnership (the "Units"). The General Partners believe that, given current market conditions and the existence of certain other factors identified below, now is the appropriate time to sell all of the Assets.

     In order to effectuate this strategy, the Partnership has entered into a Purchase Agreement (the "Purchase Agreement") with Glenborough Realty Trust Incorporated and a subsidiary partnership, Glenborough Properties, L.P., which are affiliates of Glenborough (together, the "Purchaser"). Pursuant to the Purchase Agreement, the Partnership intends to sell to the Purchaser (the "Sale") all of the Assets of the Partnership for $43,520,000 in cash. This amount equals the sum of the individual appraised fair market values of all of the Properties, plus the Partnership's estimate of the fair market values of the Interests, which estimate is wholly based on and equals the appraised fair market value of the one real property to which the Interests relate (the "Related Property") (the sum of all such values, the "Fair Market Value of the Assets"). This price will be reduced by certain credits to the Purchaser (which, in addition to any credits for secured obligations which are assumed by the Purchaser, could approximate $818,000 if certain items of deferred maintenance at the Properties and the Related Property are not completed prior to the closing of the Sale). This price will further be reduced by certain selling costs and liquidation expenses estimated by the General Partners to approximate $915,000. Thus, after deducting such credits, costs and expenses, the price will approximate $41,787,000. The Purchase Agreement is subject to few conditions, with no studies or reports required to be provided by the Partnership, few representations or warranties required to be made by the Partnership and the acquisition of the Properties to occur on an "as is/where is/with all faults" basis. If the Sale is consummated, PB Properties, as the managing general partner of the Partnership, will make one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of the Partnership's obligations and the establishment of a reserve to cover unexpected claims, dissolve and terminate the Partnership and liquidate (together with the Sale and amendments to the partnership agreement to effectuate the above, the "Plan"). Based upon the terms and conditions of the Sale, after repayment of the Partnership's existing obligations and after crediting the Purchaser to the extent the Purchaser assumes such obligations (including borrowings secured by the Properties and the Related Property, which obligations totalled $26,650,000 as of September 30, 1997), the Partnership estimates that liquidating distributions would total approximately $215 per Unit.

     CERTAIN ELEMENTS OF THE PLAN REQUIRE THE CONSENT OF HOLDERS OF A MAJORITY OF THE UNITS, AND YOUR APPROVAL IS VERY IMPORTANT. You are being asked to consider and vote upon the following elements of the Plan: (i) the Sale, (ii) the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and the Limited Partners of the Partnership (as defined therein) to permit (a) the purchase by the Purchaser of all or any of the Assets and (b) the effectuation of the Plan by the General Partners on behalf of the Partnership and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation, all as more fully described in the attached Statement Furnished in Connection with the Solicitation of Consents. Please return your consent card as soon as possible, because failure to return a consent card has the same effect as a "NO" vote.

     If the Sale is consummated, the Partnership will pay cash distributions to the Unitholders and the General Partners from the net sales proceeds, after providing for the payment of all expenses and liabilities of the Partnership and the establishment of a reserve account to cover unexpected claims. Any amount remaining in the reserve account will be distributed to the Unitholders and the General Partners within approximately 30 days from the date of the closing of the Sale, whereupon the Partnership will be dissolved.



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     The General Partners believe that the Plan at this time is in the best interests of the Partnership and the Unitholders and recommend that you complete and return the consent card with a vote "FOR" the Plan. The General Partners have based their recommendation on, among other things, the following factors:

     The Partnership's entire mortgage debt of $26,650,000 matured on December 9, 1997. Such debt was refinanced with Wells Fargo Bank, National Association ("Wells Fargo") in December 1996 to replace mortgage debts of the Partnership which had matured. The exceptions to the non-recourse provisions of such debt were guaranteed by Glenborough Corporation and personally by Robert Batinovich. In early December, the Partnership entered into negotiations with Wells Fargo to extend the maturity date of such debt. On December 9, 1997, the Partnership entered into a modification agreement with Wells Fargo pursuant to which Wells Fargo agreed to extend such maturity date until March 9, 1998, for an extension fee in the amount of approximately $33,000. Moreover, Glenborough Corporation and Mr. Batinovich renewed their guarantee with respect to such extension.

          o The Plan permits the Assets to be sold under market conditions which, given current mortgage interest rates and the availability of investor capital, the General Partners believe are favorable for such a sale.

          o If the Plan is approved, the Partnership will be able to consummate the Sale of all of the Assets for an amount believed to be equal to the Fair Market Value of the Assets and on terms which the General Partners believe will entail minimal costs and will permit an expeditious consummation of the Sale.

          o The Properties and the Related Property generally have shown a trend of improved occupancies and revenues over the past few years, which the General Partners believe enhances the salability of the Assets at the present time.

          o By selling the Assets now, the Partnership would eliminate the risks inherent in the direct and indirect ownership of real property, including, among other things, the decline in value that can occur as a result of rising interest rates, increasing real estate investor expectations and changing competition factors in local rental markets.

          o The Partnership has not made any distributions to Unitholders in the past several years and does not anticipate being in a position to do so in the foreseeable future.

          o The Plan would provide liquidity to Unitholders. At present, there is no established public trading market for the Units, and liquidity has been limited to sporadic sales which have occurred within an informal secondary market.


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



     The principal disadvantage which would result to Unitholders from the approval of the Plan is that the Partnership would not benefit from any future improvements in economic and market conditions, which improvements could produce increased cash flow and possibly increase the sales price of all or any of the Assets in the future. Another disadvantage is that, pursuant to the Purchase Agreement, although the Partnership is permitted to accept superior offers, it is not permitted to actively market the Assets or solicit superior offers. Thus, it is possible that the price being received by the Partnership from the Purchaser via the Sale may be less than the Partnership may be able to obtain with an active public marketing of all or any of the Assets.

     The Sale of the Assets, the termination and dissolution of the Partnership and the subsequent liquidation each require Unitholder approval. Furthermore, because the Purchaser is an entity affiliated with Glenborough, the Plan necessitates amending the Partnership Agreement to permit an entity affiliated with Glenborough to purchase the Assets from the Partnership, which amendment also requires Unitholder approval. Accordingly, the Partnership is soliciting the written consent of each Unitholder to these elements of the Plan, which are more fully described in the attached Statement.

     YOU ARE URGED TO READ CAREFULLY THE ATTACHED STATEMENT IN ITS ENTIRETY FOR A COMPLETE DESCRIPTION OF THE PLAN. If you have any questions, please feel free to contact the Client Services Department at 1-800-535-2077.

                                   Very truly yours,


                                   Brian J. Martin
                                   President
                                   Prudential-Bache Properties, Inc.


                                   Andrew Batinovich
                                   Chairman and Chief Executive Officer
                                   Glenborough Corporation


                                   Robert Batinovich
                                   in his individual capacity as General Partner


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



                                PRELIMINARY COPY


                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                                ONE SEAPORT PLAZA
                               NEW YORK, NY 10292

                         NOTICE OF CONSENT SOLICITATION

                                                               JANUARY 6, 1998

To the Unitholders of Prudential-Bache/Equitec Real Estate Partnership:

     NOTICE IS HEREBY GIVEN to the holders (the "Unitholders") of the beneficial ownership interest in the limited partnership interests (the "Units") in Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), that Prudential-Bache Properties, Inc., the managing general partner of the Partnership ("PB Properties"), is soliciting written consents (the "Consents") on behalf of the Partnership to approve a plan of action (the "Plan"), which consists of (i) the sale of all of the real properties of the Partnership (the "Properties") and all of the Partnership's direct and indirect interests in a joint venture whose sole asset is one real property (the "Interests") (the Interests, together with the Properties, the "Assets") for an amount equal to the sum of the individual appraised fair market values of the Properties, plus the Partnership's estimate of the fair market values of the Interests, which estimate is wholly based on and equals the appraised fair market value of the one real property to which the Interests relate (the "Related Property") to an affiliate of Glenborough (as defined below) (the "Sale"); such price will be reduced by certain credits to such affiliate (which, in addition to any credits for secured obligations which are assumed by such affiliate, could approximate $818,000 if certain items of deferred maintenance at the Properties and at the Related Property are not completed prior to the closing of the sale of the Assets), and will further be reduced by certain selling costs and liquidating expenses estimated by the Partnership to approximate $915,000, (ii) the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership (as defined therein) (the "Partnership Agreement") to permit (a) the purchase by an affiliate of Glenborough Corporation and/or Robert Batinovich, each a general partner of the Partnership (together, "Glenborough") (together with PB Properties, the "General Partners"), of all or any of the Assets and (b) the effectuation of the Plan by the General Partners on behalf of the Partnership (together, the "Amendments") and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation (the "Plan of Liquidation"), all as more fully described in the attached Statement Furnished in Connection with the Solicitation of Consents (the "Statement"). The Plan is a single proposal which must be approved by Unitholders holding a majority of the Units.

     Subject to the assumptions and qualifications set forth in the attached Statement, the Partnership estimates that liquidating distributions would total approximately $215 per Unit.

     Only Unitholders who own Units on the close of business on January 1, 1998 are entitled to notice of the solicitation of Consents and to give their consent to the Plan. In order to be valid, all Consents must be received before 10:00 a.m., New York City time on February 27, 1998 (unless such date and/or time is extended, in the sole discretion of PB Properties acting on behalf of the Partnership). The approval will be obtained through the solicitation of written Consents, and no meeting of Unitholders will be held. Morrow & Co., Inc. ("Morrow") has been retained as a soliciting agent to assist in soliciting Consents. A Consent may be revoked by written notice of revocation or by a later dated action containing different instructions received by Morrow until 10:00 a.m., New York City time on February 27, 1998 (unless such date and/or time is extended, in the sole discretion of PB Properties acting on behalf of the Partnership). Unitholders will be notified as soon as practicable as to the results of this solicitation.

     YOUR APPROVAL IS IMPORTANT. PLEASE READ THE STATEMENT CAREFULLY AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AND RETURN IT IN THE SELF-ADDRESSED PREPAID ENVELOPE. Any Consent card which is signed and does not specifically disapprove the Plan will be treated as approving the Plan. Your prompt response is appreciated.


                                 PB Properties
                                 Managing General Partner


                                 Glenborough Corporation
                                 General Partner


                                 Robert Batinovich
                                 in his individual capacity as General Partner


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




          THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


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



                                PRELIMINARY COPY

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                                ONE SEAPORT PLAZA
                               NEW YORK, NY 10292
                                                                JANUARY 6, 1998

                   STATEMENT FURNISHED IN CONNECTION WITH THE
                            SOLICITATION OF CONSENTS

     This Statement Furnished in Connection with the Solicitation of Consents (the "Statement") is furnished to the holders ("Unitholders") of the beneficial ownership interest in the limited partnership interests (the "Units") in Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), in connection with the solicitation of written consents ("Consents") by Prudential-Bache Properties, Inc., in its capacity as the managing general partner of the Partnership ("PB Properties") and on behalf of the Partnership, to approve a plan of action (the "Plan"), which consists of
(i) the sale of all of the real properties of the Partnership (the "Properties") and all of the Partnership's direct and indirect interests in a joint venture whose sole asset is one real property (the "Interests") (the Interests, together with the Properties, the "Assets") for an amount equal to the sum of the individual appraised fair market values of the Properties, plus the Partnership's estimate of the fair market values of the Interests, which estimate is wholly based on and equals the appraised fair market value of the one real property to which the Interests relate (the "Related Property") (the sum of all such values, the "Fair Market Value of the Assets"), to an affiliate of Glenborough (as defined below) (the "Sale"); such price will be reduced by certain credits to such affiliate (which, in addition to any credits for secured obligations which are assumed by such affiliate, could approximate $818,000 if certain items of deferred maintenance at the Properties and at the Related Property are not completed prior to the closing of the sale of the Assets), and will further be reduced by certain selling costs and liquidation expenses estimated by the General Partners to approximate $915,000, (ii) the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership (as defined therein) (the "Partnership Agreement") to permit (a) the purchase by an affiliate of Glenborough Corporation and/or Robert Batinovich, each a general partner of the Partnership (together, "Glenborough") (together with PB Properties, the "General Partners"), of all or any of the Assets and (b) the effectuation of the Plan by the General Partners on behalf of the Partnership (together, the "Amendments") and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation (the "Plan of Liquidation").

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     The Plan is a single proposal, and consent to the Plan will constitute consent to each of the Sale, the Amendments and the Plan of Liquidation. If approved and consummated, the Plan will result in the sale of all of the Assets to an entity affiliated with Glenborough, one or more liquidating distributions to the Unitholders and the General Partners of the Partnership and, after providing for the payment of all liabilities, expenses and certain attorneys' fees of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation.

     AFTER CONSUMMATION OF THE PLAN, THE PARTNERSHIP WILL NO LONGER BE SUBJECT TO REGISTRATION UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND THEREFORE WILL NOT BE A REPORTING COMPANY WITH RESPECT TO ITS UNITHOLDERS.

     Subject to the assumptions and qualifications set forth in the attached Statement, the Partnership estimates that liquidating distributions would total approximately $215 per Unit. See "SPECIAL FACTORS--Use of Proceeds and Cash Distributions".

     Neither PB Properties nor Glenborough intends to call a meeting of the Unitholders in connection with this solicitation of Consents. Approval or disapproval by a Unitholder of the Plan is to be indicated by marking and signing the enclosed form of Unitholder Consent and returning it to Morrow & Co., Inc., which has been engaged on behalf of the Partnership to act as soliciting agent (the "Soliciting Agent"), in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. The Plan as described herein can be effected only after Unitholders owning a majority in interest of the outstanding Units have consented to the Plan. The enclosed form of Unitholder Consent permits a Unitholder to indicate approval, disapproval or abstention with respect to the Plan.

     Consents of the Unitholders to the Plan will be solicited until 10:00 a.m., New York City time on February 27, 1998 (unless such date and/or time is extended, in the sole discretion of PB Properties acting on behalf of the Partnership). The close of business on January 1, 1998 (the "Record Date") has been fixed for determining the Unitholders entitled to notice of the solicitation of Consents and to consent to the Plan. On the Record Date, there were 68,795 outstanding Units entitled to vote on the Plan, which Units were held by _____ Unitholders. Unitholders will be notified as soon as practicable as to the results of this solicitation.




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     Pursuant to the Partnership Agreement, the consent of Unitholders holding a majority of the outstanding Units is required to approve the Sale. Under California law and the Partnership Agreement, any matter upon which the Unitholders are entitled to act may be submitted for a vote by written consent without a meeting. Any Consent given pursuant to this solicitation may be revoked by the person giving it until 10:00 a.m., New York City time on February 27, 1998 (unless such date and/or time is extended, in the sole discretion of PB Properties acting on behalf of the Partnership) by sending a written notice of revocation or a later dated Consent containing different instructions to the Soliciting Agent before such date. Any written notice of revocation or subsequent Consent should be sent to the Soliciting Agent, Morrow & Co., Inc., at 909 Third Avenue, New York, NY 10022-4799.

     In addition to solicitation by use of the mails, directors, officers and employees of PB Properties may solicit Consents in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not receive additional compensation for such services but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, the Soliciting Agent has been retained to assist PB Properties in the solicitation of Consents for a base fee of $5,000, plus reimbursement of expenses and additional fees based on the number of telephone calls placed and the number of tabulations made, estimated at approximately $8,000 in the aggregate. Arrangements have been made with custodians, nominees and fiduciaries for the forwarding of Consent solicitation materials to beneficial owners of Units held of record by such custodians, nominees and fiduciaries and the Partnership will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

     If Unitholders owning a majority of the Units on the Record Date vote in favor of the Plan, such approval will bind all Unitholders. Neither the Partnership Agreement nor the California Revised Uniform Limited Partnership Act, under which the Partnership is governed, provides rights of appraisal or other similar rights to Unitholders who dissent from the vote of the majority in approving or disapproving the Plan. See "SPECIAL FACTORS--No Appraisal Rights".

     The General Partners recommend that Unitholders consent to the Plan. See "SPECIAL FACTORS--Recommendation of the General Partners; Fairness of the Plan".

     This Statement and the accompanying form of Consent card are first being mailed to Unitholders on or about January __, 1998.


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                                     SUMMARY

     The following is a summary (the "Summary") of certain information contained elsewhere in this Statement, including the Exhibits hereto, which are a part of this Statement. This Summary does not purport to be complete and is qualified in its entirety by the more detailed information contained in this Statement. Terms used in this Summary but not otherwise defined herein or in the Partnership Agreement have the meanings set forth in the Glossary, which begins on page __ of this Statement. Unitholders are urged to read this Statement, including the Exhibits hereto, in its entirety.

The Partnership
---------------

Prudential-Bache/Equitec
Real Estate Partnership..........................    The Partnership is a California limited partnership
                                                     which owns and operates four commercial real
                                                     properties (the "Properties") consisting of three
                                                     office buildings and one industrial park.  Two of
                                                     the three office buildings are located in
                                                     California, with the third located in Tennessee.
                                                     The industrial park is located in Washington.

                                                     The Partnership also directly and indirectly holds
                                                     all ownership interests (the "Interests") relating to
                                                     an office building complex located in Maryland
                                                     (the "Related Property") (the Interests, together
                                                     with the Properties, the "Assets").  The Interests
                                                     consist of a general partnership interest in
                                                     Montrose Office Park Joint Venture, a Maryland
                                                     single purpose general partnership (the "Joint
                                                     Venture") and the entity whose sole asset is the
                                                     Related Property; a general partnership interest in
                                                     Montrose Office Park Limited Partnership, a
                                                     Maryland limited partnership (the "Montrose
                                                     Partnership"); and ownership of all of the issued
                                                     and outstanding shares of common stock of
                                                     Equitec Venture Corp. III, Inc., a California
                                                     corporation ("EVC").  The Joint Venture, which
                                                     owns the Related Property, is wholly owned and
                                                     controlled by the Partnership both directly and
                                                     through its interests in the Montrose Partnership
                                                     and EVC.




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

                                                     At the Partnership's formation, its managing
                                                     general partner was Equitec Financial Group, Inc.
                                                     ("Equitec") and its general partner was PB
                                                     Properties.  PB Properties has since become the
                                                     managing general partner of the Partnership; in
                                                     1991, Equitec filed for reorganization under the
                                                     federal bankruptcy laws, and by a vote of the
                                                     limited partners of the Partnership, Equitec was
                                                     replaced as co-general partner by Glenborough
                                                     Corporation and Robert Batinovich, each a
                                                     general partner of the Partnership (together,
                                                     "Glenborough") (together with PB Properties, the
                                                     "General Partners").

                                                     The principal offices of the Partnership are
                                                     located at One Seaport Plaza, New York, NY
                                                     10292, and its telephone number is (212) 214-
                                                     1016.

Action by Written Consent
-------------------------
Purpose of the
Solicitation.....................................    Consents are being solicited by PB Properties to
                                                     approve a plan of action (the "Plan"), which
                                                     consists of (i) the sale of all of the Assets for an
                                                     amount equal to the Fair Market Value of the
                                                     Assets (the "Sale"); this price will then be
                                                     reduced by certain credits (the "Credits") to the
                                                     Purchaser (as such term is defined below) (which,
                                                     in addition to any credits for secured obligations
                                                     assumed by the Purchaser, could approximate
                                                     $818,000 if certain items of deferred maintenance
                                                     at the Properties and at the Related Property are
                                                     not completed prior to the closing of the sale of
                                                     the Assets), and the net proceeds available for
                                                     distribution will further be reduced by certain
                                                     selling costs and liquidation expenses estimated
                                                     by the General Partner to approximate $915,000
                                                     (the "Costs"), (ii) the amendment of the Partnership
                                                     Agreement to permit (a) the purchase by an affiliate
                                                     of Glenborough of all of the Assets and (b) the
                                                     effectuation of the Plan by the General Partners
                                                     on behalf of the Partnership (together, the


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
                                                     "Amendments") and (iii) one or more liquidating
                                                     distributions to the Unitholders and the General
                                                     Partners and, after providing for the payment of
                                                     all expenses and other liabilities of the
                                                     Partnership, the dissolution and termination of
                                                     the Partnership and subsequent liquidation (the
                                                     "Plan of Liquidation").

Record Date; Units Entitled
to Consent.......................................    Unitholders who own Units at the close of
                                                     business on January 1, 1998 (the "Record Date")
                                                     are entitled to vote by written Consent.  At the
                                                     Record Date, there were outstanding 68,795 Units
                                                     held by _____ Unitholders, each Unit of which
                                                     will entitle the record owner thereof to one vote.

Vote Required....................................    The Plan, which consists of the Sale, the
                                                     Amendments and the Plan of Liquidation, is
                                                     presented as a single proposal and requires the
                                                     written Consents of Unitholders of record holding
                                                     a majority of all outstanding Units.  Such
                                                     approval shall constitute the approval of the
                                                     Partnership.

Termination of Consent
Solicitation.....................................    Consents may be solicited until, and must be
                                                     received by, no later than February 27, 1998 at
                                                     10:00 a.m., New York City time (unless such
                                                     date and/or time is extended, in the sole
                                                     discretion of PB Properties).

The Purchaser
-------------
Glenborough Realty Trust
Incorporated and
Glenborough Properties, L.P.
(together, the "Purchaser")......................    Glenborough Realty Trust Incorporated ("GLB")
                                                     is a Maryland corporation whose shares trade on
                                                     the New York Stock Exchange under the symbol
                                                     "GLB."

                                                     GLB is the general partner of Glenborough
                                                     Properties, L.P., a Delaware limited partnership.
                                                     The principal offices of GLB are located at 400


                                                     South El Camino Real, San Mateo, California
                                                     94402.  GLB's telephone number is (415) 343-
                                                     9300.

The Plan
--------
General..........................................    The Plan is a single proposal consisting of the
                                                     Sale, the Amendments and the Plan of Liquidation.

                                                     In connection with the Plan, the Partnership has
                                                     entered into a Purchase Agreement, dated as of
                                                     the Effective Date (as defined therein), with the
                                                     Purchaser (the "Purchase Agreement"), pursuant
                                                     to which the Purchaser would purchase all of the
                                                     Assets for $43,520,000 in cash (which equals the
                                                     Fair Market Value of the Assets), which price,
                                                     reduced by the Credits and the Costs, will approximate
                                                     $41,787,000.

Background of the Plan...........................    For the past 18 to 24 months, the General Partners have,
                                                     in the ordinary course of administration of the
                                                     Partnership's affairs, been considering when and how
                                                     to effect the disposition of the Assets in the best
                                                     interests of the Partnership and the Unitholders.
                                                     Due to, among other things, improvements in the real
                                                     estate capital markets, the General Partners have
                                                     determined that now is an appropriate time to sell the
                                                     Assets. Prior to the execution of the Purchase Agreement,
                                                     the General Partners considered the advisability of
                                                     several other offers made for one or more of the
                                                     Assets. See "SPECIAL FACTORS--Background of Proposed
                                                     Sale of the Assets."

Recommendation of
the General Partners; Fairness of the Plan.......    The General Partners have concluded that the
                                                     Plan is at this time in the best interests of the
                                                     Partnership and the Unitholders and recommend
                                                     the approval of the Plan. The General Partners
                                                     considered a number of factors in reaching their
                                                     conclusion to recommend that the Unitholders approve
                                                     the Plan. See "SPECIAL FACTORS--Recommendation
                                                     of the General Partners; Fairness of the Plan.

Security Ownership and Voting
of the General Partners..........................    As of the Record Date, neither any General
                                                     Partner nor the Purchaser nor any executive officer
                                                     or director of a General Partner or the Purchaser
                                                     owned directly or beneficially any Units. Prudential
                                                     Securities Incorporated ("PSI"), an affiliate of PB
                                                     Properties, beneficially owned 180 of the outstanding
                                                     Units as of September 30, 1997. PSI has advised PB
                                                     Properties that it intends to vote in favor of the
                                                     Plan. PSI has made no recommendation with respect to
                                                     the Plan.


                                        7



Certain Conflicts of Interest....................    Under the terms of the Partnership Agreement,
                                                     the Partnership reimburses PB Properties for
                                                     expenses incurred by PB Properties in connection
                                                     with the business of the Partnership.  Because the
                                                     Partnership has not generated sufficient cash flow
                                                     from operations to make necessary building and
                                                     tenant improvements to the Properties and the
                                                     Related Property, PB Properties has allowed the
                                                     Partnership to defer the reimbursement of certain
                                                     expenses, other than printing costs.  As of September
                                                     30, 1997, a total of $662,000 in reimbursements
                                                     had been deferred.  If the Partnership continues to
                                                     operate, it is uncertain when such deferred
                                                     reimbursements will be repaid and PB Properties
                                                     may defer additional amounts for which it is owed
                                                     reimbursement.  However, once the Partnership is
                                                     terminated, PB Properties will incur no additional
                                                     expenses on the Partnership's behalf and intends
                                                     to be reimbursed for all of its deferred expenses
                                                     from the proceeds of the Sale.

                                                     In connection with the Plan, the Purchaser, which
                                                     is affiliated with Glenborough, has entered into
                                                     the Purchase Agreement with the Partnership with
                                                     respect to the Sale.

                                                     See "SPECIAL FACTORS--Certain Conflicts of Interest,"
                                                     "--The Purchase Agreement."

The Purchase Agreement...........................    In connection with the Plan, the Partnership has
                                                     entered into the Purchase Agreement with the
                                                     Purchaser to purchase all of the Assets for
                                                     $43,520,000 in cash (which equals the Fair
                                                     Market Value of the Assets), which price,
                                                     reduced by the Credits and the Costs, will
                                                     approximate $41,787,000.

                                                     See "SPECIAL FACTORS--The Purchase Agreement."

Appraisal........................................    Cushman & Wakefield, Inc. ("C&W") has
                                                     prepared individual appraisals of each of the


                                        8



                                                     Properties and the Related Property, which appraisals are
                                                     based in part on the future prospects of the Properties and the Related Property in their respective markets (the
                                                     "Appraisals"). Based on the Appraisals, the sum of the
                                                     appraised fair market values of the Properties and the
                                                     Related Property, as of the dates set forth therein (i.e.,
                                                     May 1997 (except for the Poplar Tower appraisal, which is
                                                     dated October 1996)) is $43,520,000. See "SPECIAL FACTORS
                                                     --C&W Reports."


Consummation of the
Plan of Sale.....................................    The Partnership currently anticipates that the Sale
                                                     will be consummated as soon as practicable after
                                                     obtaining the requisite approval of the Unitholders
                                                     to the Plan.  Regardless of whether or not the
                                                     Plan is approved, it is not anticipated that
                                                     Unitholders will receive aggregate distributions,
                                                     including distributions from sales of the Assets
                                                     and any remaining contingency reserve, which are
                                                     less than amounts originally invested in the
                                                     Partnership.

No Appraisal Rights..............................    Unitholders have no appraisal rights in connection
                                                     with the Plan. See "SPECIAL FACTORS--No Appraisal
                                                     Rights."

Federal Income
Tax Consequences.................................    Consummation of the Plan will cause the Partnership to
                                                     recognize income for federal income tax purposes which
                                                     income will be allocable to the Unitholders. See
                                                     "SPECIAL FACTORS--Federal Income Tax Consequences of
                                                     the Plan."

Final Distributions and
Liquidation......................................    As promptly as practicable following the Sale,
                                                     after payment or reserving for payment of all
                                                     costs of the Sale and this Consent solicitation, the
                                                     General Partners will determine the amount of
                                                     funds which they believe will be sufficient to
                                                     provide for the Partnership's remaining expenses
                                                     and liabilities, including the costs of liquidation of
                                                     the Partnership and any contingent liabilities.  The




                                                     balance of the Partnership's funds remaining after
                                                     establishment of the contingency reserve will be distributed to Unitholders and the General Partners in accordance with the Partnership Agreement. Once all liabilities have been
                                                     satisfied, the Partnership will distribute its remaining net assets and terminate.


Selected Historical Financial Data
----------------------------------
     The following selected financial data of the Partnership for each of the last five fiscal years of the Partnership have been derived from the Partnership's financial statements audited by the Partnership's independent public accountants. The following selected financial data for the nine months ended September 30, 1997 and September 30, 1996 have been derived from the Partnership's unaudited financial statements. The selected financial data set forth below should be read in conjunction with the audited financial statements and related notes thereto included in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the unaudited financial statements and notes thereto included in the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, copies of which are attached hereto as Exhibits C and D, respectively.




                                                        NOVEMBER 1
                                      YEAR ENDED         THROUGH                                            NINE MONTHS ENDED
                                     DECEMBER 31,       DECEMBER 31,      YEAR ENDED OCTOBER 31,              SEPTEMBER 30,
                                   -------------------  -----------   -------------------------------      ------------------
                                      1996       1995         1994      1994         1993        1992        1997        1996
                                      ----       ----         ----      ----         ----        ----        ----        ---
                                                       (IN THOUSANDS EXCEPT PER UNIT AMOUNTS)
Operating revenue ..............   $  6,381    $  6,541    $  1,125    $  6,544    $  6,841    $  7,917    $  5,241    $  4,824

Provision for loss on impairment
of  assets .....................   $   --      $   --      $   --      $   --      $   (250)   $   (614)   $   --      $   --

Gain (loss) on disposition of
investment......................   $     33    $   --      $   --      $   --      $    338    $    (97)   $     82    $   --

Net loss .......................   $ (1,138)   $ (1,032)   $   (122)   $   (794)   $ (1,898)   $ (3,820)   $   (574)   $   (789)

Net loss per Unit ..............   $ (16.38)   $ (14.86)   $  (1.76)   $ (11.43)   $ (27.31)   $ (54.97)   $  (8.26)   $ (11.35)

Total assets ...................   $ 33,346    $ 34,388    $ 35,737    $ 36,110    $ 37,402    $ 45,046    $ 32,859    $ 33,591

Notes payable ..................   $ 26,650    $ 26,621    $ 26,862    $ 26,917    $ 27,328    $ 32,578    $ 26,650    $ 26,453

Unitholders' capital ...........   $  5,587    $  6,714    $  7,736    $  7,857    $  8,643    $ 10,522    $  5,019    $  5,933

Unitholders' capital per Unit ..   $  81.21    $  97.59    $ 112.45    $ 114.21    $ 125.63    $ 152.95    $  72.96    $  86.24

Total cash distributions .......   $   --      $   --      $   --      $   --      $   --      $   --      $   --      $   --


                                 SPECIAL FACTORS

     The Partnership was formed in June 1984 to acquire, operate and then ultimately dispose of income-producing real estate or interests therein. It was originally anticipated that the Partnership would hold the real properties or interests therein it acquired until such time as disposition appeared advantageous from the viewpoint of the Partnership's investment objectives. Although no mandatory time frame was set forth within which such sales were anticipated to occur, it was originally anticipated that the Partnership would own such real properties and interests therein for approximately three to seven years after acquisition.

     In February 1986, the Partnership completed the offering of Units representing assignments of all the economic rights and substantially all of the ownership rights attributable to the limited partnership interests in the Partnership. A total of 68,795 Units were sold, representing gross proceeds to the Partnership of $34,397,500. Twelve years later, the Partnership now owns three office buildings and one industrial park (the "Properties"). The Partnership also holds ownership interests (the "Interests") relating to an office building complex located in Maryland (the "Related Property") (the Interests, together with the Properties, the "Assets"). The Interests consist of the following: a 93.9% general partnership interest in Montrose Office Park Joint Venture, a Maryland single purpose general partnership (the "Joint Venture") and the entity whose sole asset is the Related Property; a 99.992% general partnership interest in Montrose Office Park Limited Partnership, a Maryland limited partnership (the "Montrose Partnership") which owns a 6.1% limited partnership interest in the Joint Venture; and ownership of all of the issued and outstanding shares of common stock of Equitec Venture Corp. III, Inc., a California corporation ("EVC") which owns a 0.008% limited partnership interest in the Montrose Partnership. Thus, the Joint Venture, which owns the Related Property, is wholly owned and controlled by the Partnership both directly and through its interests in the Montrose Partnership and EVC.

     Under the terms of the Partnership Agreement, the Partnership will terminate on December 31, 2009 unless terminated sooner under the provisions thereof. For the past 18 to 24 months, the General Partners have been considering when and how to effect the disposition of the Assets in the best interests of the Partnership and the Unitholders. The General Partners believe that, given current market conditions and the other factors identified in "SPECIAL FACTORS--Recommendation of the General Partners; Fairness of the Plan" below, now is the appropriate time to sell the Assets.

Background of Proposed Sale of the Assets
------------------------------------------
     As noted above, for the past 18 to 24 months, the General Partners have, in the ordinary course of administration of the Partnership's affairs, been considering when and how to effect the disposition of the Assets in the best interests of the Partnership and the Unitholders. In the opinion of the General Partners, the ability to sell direct and indirect interests in real properties generally has been enhanced by improvements in the national real estate investment market. Pension funds, real estate investment trusts ("REITs") and other institutional buyers are now actively seeking new investment properties, as compared to the early 1990s, when there were fewer institutional buyers. The emergence of securitized mortgage financing and lower mortgage interest rates have also contributed to an improved market for direct and indirect interests such as the Properties and the Related Property, as entrepreneurial buyers who require debt financing to purchase real properties are able to borrow funds at attractive rates.

     More specifically, the General Partners believe that, with respect to the Properties and the Related Property, improvements in the real estate capital markets have enhanced the prospects for selling the Assets at attractive prices. During the early 1990s, the Properties and the Related Property experienced devaluation due to a nationwide slump in real estate values. As a result of general improvement in the real estate capital markets, the General Partners believe that now is an appropriate time to sell the Assets. See "SPECIAL FACTORS --Description of Assets" for additional information regarding the Properties and the Related Property.

     Although future economic conditions are difficult to predict, the Partnership believes that it is unlikely that continuing to hold the Assets would significantly enhance the Partnership's ultimate realization on a sale of the Assets, or that the relative economic benefits of continued ownership by the Partnership would justify the risks of such continued ownership.

     The Partnership's entire mortgage debt of $26,650,000 matured on December 9, 1997. Such debt was refinanced with Wells Fargo Bank, National Association ("Wells Fargo") in December 1996 to replace mortgage debts of the Partnership which had matured. The exceptions to the non-recourse provisions of such debt were guaranteed by Glenborough Corporation and personally by Robert Batinovich. In early December, the Partnership entered into negotiations with Wells Fargo to extend the maturity date of such debt. On December 9, 1997, the Partnership entered into a modification agreement with Wells Fargo pursuant to which Wells Fargo agreed to extend such maturity date until March 9, 1998, for an extension fee in the amount of approximately $33,000. Moreover, Glenborough Corporation and Mr. Batinovich renewed their guarantee with respect to such extension.

     Moreover, in terms of expenditures, during the year ended December 31, 1996, the Partnership disbursed approximately $810,000, and during the nine months ended September 30, 1997, the Partnership disbursed approximately $592,000, for building and tenant improvements on the Properties and the Related Property. In order to keep such real properties competitive in their respective markets, additional building and tenant improvements will be required on such real properties. Building and tenant improvements are currently budgeted at approximately $600,000 for the fourth quarter for calendar year 1997. For the next four years, it is anticipated that an additional $1.4 million would be required to be expended on capital improvements if the Sale is not consummated.

     Under the terms of the Partnership Agreement, the Partnership reimburses PB Properties for expenses incurred by PB Properties in connection with the business of the Partnership. Because the Partnership in the past has not generated sufficient cash flow from operations to make necessary building and tenant improvements to the Properties and the Related Property, PB Properties has deferred reimbursement by the Partnership of certain general and administrative expenses (other than printing expenses) incurred by PB Properties on the Partnership's behalf. As of September 30, 1997, PB Properties has deferred approximately $662,000 of expense reimbursements. The Partnership did not incur any fees or expenses as a result of the deferral of such expense reimbursements. As of September 30, 1997, the Partnership had cash of approximately $1,154,000. PB Properties does not expect that the Partnership's cash on hand and cash generated by its operations will be sufficient to allow the Partnership to pay for necessary building and tenant improvements and pay deferred general and administrative expenses. Accordingly, if the Assets are not sold, PB Properties presently intends to continue deferring reimbursement of additional general and administrative expenses in order to provide the Partnership with enough cash to make such building and tenant improvements. There can be no assurances, however, that PB Properties will continue to defer reimbursement of such expenses.

     In addition, the Partnership has paid no cash distributions to Unitholders during its eight most recent fiscal years and, due to the matters described above, it is unlikely that the Partnership will make any cash distributions to Unitholders in the foreseeable future if the Partnership continues to hold the Assets because any cash flow generated by the Assets will be needed to make building and tenant improvements and to reimburse PB Properties for deferred and ongoing general and administrative expenses.

     The General Partners have from time to time considered the advisability of offers made for one or more of the Assets, and of offers made directly to the Unitholders for the purchase of Units. In November 1995, Hallwood Realty Partners L.P. ("Hallwood") submitted to the Partnership an unsolicited offer to purchase the Properties for $29,000,000. After engaging in preliminary discussions with Hallwood and its broker, Unger Equities, the Partnership rejected such offer because, in the opinion of the General Partners, such offer was inadequate from a financial point of view. Hallwood submitted no other offers and ceased further discussions and negotiations with the Partnership.

     In August 1996, Equity Resource Fund XIX commenced an offer to purchase directly from Unitholders up to 3,000 Units of the Partnership at a price of $25 per Unit. After examining such offer, the General Partners recommended that Unitholders reject the offer because of, among other things, its financial inadequacy. 2,930 Units were tendered pursuant to such offer by Unitholders unaffiliated with the General Partners.

     In September 1996, Perrin I, LLC and R. Molitor Ford, Sr. ("Perrin/Molitor"), through its representative, Trammell Crow Company, submitted an unsolicited an offer to purchase Poplar Tower from the Partnership for $3,900,000. The Partnership and Perrin/Molitor engaged in preliminary discussions, and in March 1997, Perrin/Molitor reoffered to purchase Poplar Tower, again for $3,900,000. After engaging in further discussions with Perrin/Molitor, the Partnership rejected such offer because, in the opinion of the General Partners, such offer was inadequate from a financial point of view. Perrin/Molitor submitted no other offers and ceased further discussions and negotiations with the Partnership.

     In December 1996, Peachtree Partners commenced an offer to purchase directly from Unitholders up to four percent of the then outstanding Units of the Partnership at a price of $52 per Unit. After examining such offer, the General Partners recommended that Unitholders reject the offer because of its financial inadequacy. 1,529 Units were tendered pursuant to such offer by Unitholders unaffiliated with the General Partners.

     On April 1, 1997, the Crow Family Trust, through its representative, the Trammell Crow Company, expressed an interest in purchasing Poplar Tower for approximately $5,000,000. The Crow Family Trust, however, did not express an interest in purchasing any of the other Properties of the Partnership. Based on their business experience, the General Partners believe that in a sale of all the Assets in one transaction, unlike that proposed by the Crow Family Trust, negotiations (including those relating to price) generally yield greater net proceeds available for distribution than negotiations conducted on a property-by-property or asset-by-asset basis, as the case may be. Additionally, selling all of the Assets at one time would result in lower aggregate sales costs, unlike selling the Assets piecemeal, such as contemplated by the Crow Family Trust.

     The foregoing offers or expressions of interest which were submitted to the Partnership were so submitted without any prior solicitation or active marketing by the Partnership or any broker or advisor thereof.

     Immediately thereafter, on April 4, 1997, the Purchaser, an affiliate of Glenborough, made an all-cash offer of $38 million (subject to certain credits of up to $987,000 if certain items of deferred maintenance at the Properties and the Related Property were not completed prior to the closing of such sale) to purchase all of the Properties and the Interests. PB Properties, as managing general partner of the Partnership, decided to pursue this offer rather than the Crow Family Trust offer both because of the positive attributes of the Purchaser's initial offer and the benefits of a bulk sale to the Purchaser versus isolated sales to the Crow Family Trust or other entities. See "SPECIAL FACTORS--Advantages of Plan." PB Properties advised the Purchaser that the Partnership could not respond to such an offer without first obtaining fair market value appraisals of the Properties and the Related Property. Subsequently, the Partnership retained C&W for the purpose of conducting an appraisal of each of such properties. All of the appraisals (the "Appraisals") of the Properties and the Related Property were dated May 1997 (except the Poplar Tower property appraisal, which was dated October 1996). As discussed below, the Appraisals rendered by C&W indicate that the sum of the individual appraised fair market values of the Properties and the Related Property, as of the dates of such Appraisals, is $43,520,000. The General Partners relied solely on the Appraisals of C&W in determining the fair market values of the Properties and the Related Property. Following completion of such Appraisals, the Purchaser increased its offer price to 100% of such appraised fair market values, which price, reduced by the Credits and the Costs, will approximate $41,787,000. As a result of this increased offer and such other factors as the General Partners deemed appropriate and which are described elsewhere in this Statement, the Partnership and the Purchaser entered into the Purchase Agreement, which agreement permits the Partnership to entertain other offers as described under "SPECIAL FACTORS--Advantages of Plan" and "--The Purchase Agreement." See "SPECIAL FACTORS--C&W Reports."

     Prior to entering into the Purchase Agreement on behalf of the Partnership, the General Partners additionally considered conducting a public auction to sell all of the Assets. The General Partners rejected this alternative, however, because they believed that conducting a public auction would require the incurrence of certain auction-related expenses (including, but not limited to, payment of a fee to an auction agent, expenditures to gather and reproduce due diligence materials, costs of commissioning environmental and engineering reports and certain refinancing costs and legal fees) that the Partnership will be able to avoid by proceeding with the Plan. Moreover, the General Partners believe that, because the Sale likely will be consummated more rapidly than sales pursuant to a public auction could have been consummated, certain Partnership overhead costs will be avoided as well.

     On October 10, 1997, Smithtown Bay, LLC ("Smithtown") contacted the Partnership to communicate its intention to offer to purchase from Unitholders up to 3,330 Units for a cash price of $70 per Unit. On October 20, 1997, after discussions between Smithtown and the Partnership, Smithtown increased its previous offer to $125 per Unit. The expiration date of such offer was extended to no later than December 30, 1997. As of November 20, 1997, 1,440 Units were tendered pursuant to such offer.

     A sale of all or substantially all of the assets of the Partnership requires the consent of the Unitholders. Neither the Partnership Agreement nor California law requires that Unitholders vote on the sale of any one of the Assets or on the actual terms of specific sales. If the Plan is approved, the Sale will take place as promptly as is practicable, as described below under "SPECIAL FACTORS--Closing of the Sale."

Certain Conflicts of Interest
-----------------------------
     Under the terms of the Partnership Agreement, the Partnership reimburses PB Properties for expenses incurred by PB Properties in connection with the business of the Partnership. Because the Partnership has not generated sufficient cash flow from operations to make necessary building and tenant improvements to the Properties and the Related Property, PB Properties has allowed the Partnership to defer the reimbursement of certain expenses, other than printing costs. As of September 30, 1997, a total of $662,000 in reimbursements had been deferred. The proceeds from the Sale and, consequently, the total liquidating distributions per Unit, will be reduced by the amount of such deferred reimbursements in order to repay PB Properties. If the Partnership continues to operate, it is uncertain if or when such deferred reimbursements will be repaid, or if PB Properties will continue to defer any amounts, including additional amounts, for which it is owed reimbursement. However, once the Partnership is terminated, PB Properties will incur no additional expenses on the Partnership's behalf and intends to receive all of the deferred expense reimbursement from the proceeds of the Sale.

     As noted elsewhere in this Statement, each of the General Partners recommends approval of the Plan. In connection with the Plan, the Purchaser, an affiliate of Glenborough, has entered into the Purchase Agreement with the Partnership to purchase all of the Assets. If, in the opinion of PB Properties as managing general partner of the Partnership and acting on behalf of the Partnership, no alternative offer for any of the Assets is rendered which is superior to the terms of the Purchase Agreement, or unless certain fiduciary duties so require, then the Partnership will sell all of the Assets to the Purchaser if the Plan receives the requisite Unitholder approval. See "SPECIAL FACTORS--The Purchase Agreement."

The Purchase Agreement
----------------------

     In connection with the Plan, the Partnership has entered into the Purchase Agreement with the Purchaser, pursuant to which the Purchaser intends to purchase all of the Assets for $43,520,000 in cash (which equals the Fair Market Value of the Assets), which price, reduced by the Credits and the Costs, will approximate $41,787,000. The Purchase Agreement may be terminated by the Partnership if, prior to the closing date of the Sale (the "Closing Date"), it receives a superior offer for the purchase of the Assets from a bona fide third party. The Purchase Agreement prohibits the Partnership from actively seeking a superior offer unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law require it to do so.

     The Purchaser's obligations under the Purchase Agreement with respect to the Properties and the Related Property to which the Interests relate are not contingent on physical inspection, environmental review, engineering and structural analysis, seismic evaluation, lease review, survey, lender estoppels, beneficiary statements or receipt of financing. Furthermore, the Purchase Agreement does not require the Partnership to provide due diligence materials such as copies of leases, rent rolls, delinquency reports (if any), loan documents, permits, surveys, operating budgets, historical operating statements, tax and other invoices, service contracts, environmental reports, engineering reports, construction plans and other materials. Because an affiliate of Glenborough manages the Properties and the Related Property, the Purchaser, which is affiliated with Glenborough, already has access to all of this information. The Purchase Agreement additionally does not require either the Partnership or PB Properties to make many of the representations, warranties or covenants that are routinely made in sales to third parties, such as with respect to title matters including adverse claimants, physical defects, compliance with laws, absence of regulatory proceedings, adequacy of utilities, environmental matters, accuracy of rent roll, enforceability of leases, tenant delinquencies, landlord defaults, contracts for improvements, and absence of litigation. The Purchase Agreement does require the Partnership to represent and warrant, in summary, that (i) the Partnership entity was property formed under California law and is qualified to transact business in California; (ii) the Partnership and the individuals signing the Purchase Agreement on behalf of the Partnership are authorized to execute and deliver the Purchase Agreement, and the Partnership is authorized to perform its obligations under the Purchase Agreement; (iii) the Purchase Agreement is an enforceable document; (iv) the Partnership is not subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding; (v) the Purchase Agreement does not conflict with or violate the organizational documents of the Partnership, the Joint Venture, the Montrose Partnership or EVC, applicable law, or any agreement or other instrument or obligation to which the Partnership is a party; (vi) the Partnership is not a "foreign person" under applicable tax law so as to require a withholding of a portion of the purchase price by the Purchaser; and (vii) the Interests are not subject to any liens, encumbrances or claims of creditors other than restrictions on transfer, if any, arising out of federal and state securities laws. The Purchaser's obligations under the Purchase Agreement are conditioned upon the truth and accuracy of the Partnership's representations and warranties as of the date of the Purchase Agreement and the continued truth and accuracy thereof as of the Closing Date. If the Purchaser terminates the Purchase Agreement as a result of the Partnership's representations or warranties being materially false or inaccurate, then the Partnership will be liable to the Purchaser for any actual title, escrow and legal fees incurred by Purchaser up to a maximum of $15,000. Moreover, no disclosure is required to be made either by the Partnership or the General Partner with respect to, if any, physical defects, lease defaults, litigation or contracts for work in progress, among others. Finally, the Purchase Agreement does not contemplate requiring the Partnership to obtain tenant estoppel certificates, or necessitating the Partnership to pay any brokerage commission with respect to the Sale.

     Under the Purchase Agreement, the conditions precedent to the Purchaser's obligation to acquire the Assets are that (i) a title policy shall have been issued at closing for each Property showing title to such insured Property vested in the Purchaser, subject to certain exceptions; (ii) either the Partnership shall have completed certain items of deferred maintenance at the Properties and the Related Property, or the purchase price to be paid by the Purchaser for the Assets shall be reduced by the Credits; (iii) no stay, order, judgment or decree shall enjoin, materially restrain or prohibit consummation of the Sale of the Assets; (iv) all material authorizations, consents, permits and approvals of governmental entities required for the consummation of the Sale of the Assets shall have been obtained; and (v) the Partnership shall have delivered into escrow certain evidences of ownership of the Assets and certain other related documents as set forth in the Purchase Agreement. The Purchase Agreement also contemplates typical closing adjustments and prorations with respect to the Properties and the Related Property which will result in an adjustment to the purchase price for the Assets in favor of either the Purchaser or the Partnership based upon the difference between (i) rents collected by the Partnership prior to the closing which relate to the period after the Closing Date, if any, and certain nondelinquent unpaid taxes and expenses incurred by the Partnership with respect to the Properties and the Related Property relating to the period prior to the Closing Date, if any, and (ii) any such expenses and taxes which have been prepaid by the Partnership and relate to the period after the Closing
Date, if any. These closing adjustments and prorations cannot be quantified until the Closing Date.

     The Purchase Agreement requires the Partnership to make certain representations and warranties with respect to, among other things, its due organization and authorization to sell the Assets, and with respect to its tax status. The Purchase Agreement expressly states that each Property is being sold and conveyed to the Purchaser "AS IS, WHERE IS, WITH ALL FAULTS." With respect to indemnification, the Purchaser has agreed to indemnify the Unitholders, the Partnership and certain of its affiliates with respect to certain claims, demands, liabilities, costs, expenses, penalties, damages and losses resulting from or arising out of, among other things, (i) the Purchaser's inspection of the Properties and the Related Property prior to or on the Closing Date; (ii) the Partnership's operation of the Properties and the Related Property prior to or on the Closing Date; and (iii) certain other acts or omissions of the Partnership.

     With respect to the Interests, the Purchase Agreement requires the Purchaser to purchase all of the Partnership's interest in each of the Joint Venture, the Montrose Partnership and EVC. The Purchase Agreement contains few representations and warranties by the Partnership with respect to the Interests, requiring general representations and warranties with respect to due organization and authorization, the absence of transfer restrictions or claims of creditors with respect to the Interests.

     The Purchaser has agreed to keep its offer open until no later than May 31, 1998. The Partnership cannot sell any of the Assets to the Purchaser unless the Plan receives the requisite Unitholder approval.

     At the present time, the Purchaser intends to fulfill its obligation under the Purchase Agreement through the use of cash on hand and/or proceeds from GLB's $50 million secured line of credit with Wells Fargo. The line of credit bears interest at an annual rate equal to LIBOR plus 1.75%, and is payable in monthly installments of interest only. If Wells Fargo terminates the line of credit (other than by reason of GLB's default thereunder), at GLB's option, any remaining balance thereunder will be converted to a 10-year term loan, bearing interest at a fixed rate equal to 275 basis points over the then 10-year treasury rate, with a 10-year amortization schedule. GLB intends to repay any such borrowing through the proceeds of future unsecured borrowings, either from a commercial bank or the issuance of public debt, or the proceeds of a public offering of capital stock.

Closing of the Sale
-------------------
     It is anticipated that the Sale will be consummated as soon as practicable following receipt of Unitholder approval of the Plan.

     For a general discussion of the tax consequences from the Sale, see "SPECIAL FACTORS--Federal Income Tax Consequences of the Plan."

Description of Assets
---------------------
     As of September 30, 1997, the Partnership owned the following properties, except for the Related Property (i.e., Montrose Office Park, with respect to which the Partnership holds the Interests):


                                                                                             EFFECTIVE
                                                                                              AVERAGE
                                                                             NET           ANNUAL RENTAL
                                        PERCENTAGE                         RENTABLE           RATE PER
                                        LEASED AT            LAND           SQUARE          SQUARE FOOT
LOCATION AND TYPE                     JUNE 30, 1997       (IN ACRES)       FOOTAGE      AT SEPTEMBER 30, 1997
-----------------                     -------------       ----------       -------      ---------------------
Poplar Tower
     Memphis, TN
     Office building                        88              3.95           100,901             $11.26

Montrose Office Park
     Rockville, MD
     Office building complex                91             18.42           186,680              15.48

Totem Valley Business Center
     Kirkland, WA
     Industrial park                        99             10.40           121,645               6.48

Gateway Plaza
     Sacramento, CA
     Office building                        94               .87            50,558              15.99

Park Plaza
     Sacramento, CA
     Office building                        77              1.37            70,113              12.01
                                                           -----           -------

                                                           35.01           529,897
                                                           =====           =======


In May 1993, the Partnership and the first mortgage holder of the 399 Market Street property entered into an agreement related to a deed-in-lieu of foreclosure with regard to the property, and the Partnership delivered title to the property to the mortgage holder. Ashby Industrial Center was sold on August 8, 1992 and one of the buildings comprising Totem Valley Business Center was sold on September 16, 1991.

C&W Reports
-----------
     C&W is a national commercial real estate company which provides a broad array of services to its domestic and international clients. C&W and its affiliates have offices nationwide covering most of the major real estate markets, including the markets in which the Properties and the Related Property are located. For these reasons, and because C&W has performed appraisal services for PB Properties in the past (including with respect to other partnerships in which PB Properties is a general partner), C&W was selected by PB Properties on behalf of the Partnership to appraise the Properties and the Related Property. The Partnership neither provided instructions to C&W regarding C&W's investigation in connection with the Appraisals nor limited the scope thereof in any manner.

     In appraising such properties, C&W and/or its affiliates estimated the market value of a leased fee interest in each of such real properties, disregarding existing financing, which market value was set forth in the individual Appraisals provided to the Partnership by C&W and dated May 1997 (except the Poplar Tower property appraisal, which was dated October 1996) (the "Valuation Dates") for each of such real properties (the "Appraisals"). The date of valuation for each Property and the Related Property was the date of inspection. C&W's Appraisals were prepared in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Ethics of the Appraisal Institute. The appraisal fee for the Appraisals was approximately $33,000, which fee payment was not conditioned on the successful sale of all or any of the Assets.

     As set forth in the Appraisals as of the respective Valuation Dates, the individual appraised values of the Properties and the Related Property are as follows: Poplar Towers Office Building, $5,000,000; Montrose Office Park, $20,400,000; Totem Valley Business Center, $7,200,000; Gateway Plaza, $4,250,000; and Park Plaza, $6,670,000. Accordingly, the sum of the individual appraised values of the Properties and the related Property as set forth in the Appraisals as of the Valuation Dates was $43,520,000. C&W made no other recommendations or conclusions in connection with the Appraisals.

     In each of the Appraisals except for Poplar Towers Office Building, C&W used the Sales Comparison Approach and the Income Approach (as such terms are used in the applicable Appraisals) to develop a market value estimate for each Property and the Related Property. Unlike with respect to the other Appraisals, the Poplar Towers Office Building was appraised in November 1995, at which time C&W utilized the Sales Comparison Approach and the Income Approach, and delivered its results in a summary appraisal report. In October 1996, C&W was provided with updated rent roll and operating expense data, prepared a limited appraisal (Income Approach only) and delivered same in a restricted appraisal report (as such term is set forth in the Uniform Standards of Professional Appraisal Practice). Such property was not reinspected during the October 1996 appraisal. In reaching their fairness determinations, each of the General Partners utilized the fair market value set forth in the October 1996 Appraisal (i.e., the more recent appraisal).

     C&W estimated value by means of the Sales Comparison Approach by comparing the Property or Related Property being appraised with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution. In using the Sales Comparison Approach, C&W took the following steps: (i) researched recent, relevant property sales and current offerings through the competitive area; (ii) selected and analyzed properties that were similar to the Property or Related Property being appraised, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional or locational factors; (iii) identified sales that included favorable financing and calculated the cash equivalent price; (iv) reduced the sale process to a common unit of comparison such as price per square foot of net rentable area, effective gross income multiplier, and overall capitalization rate; (v) made appropriate comparative adjustments to the prices of the comparable properties to relate them to the Property or Related Property being appraised; and (vi) interpreted the adjusted sales data and drew a value conclusion.

     The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of "anticipation" underlies this approach in that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected. In developing the Income Approach, C&W: (i) studied rents in effect at the Property or Related Property being appraised and at competing property to estimate potential rental income at market levels; (ii) estimated income from sources other than office rentals; (iii) studied the recent history of operating expenses at the Property or Related Property being appraised and at competing properties to estimate an appropriate level of stabilized expenses and reserves for replacement; (iv) estimated net operating income by subtracting stabilized expenses from potential gross income; and (v) capitalized stabilized net operating income into an indication of value.

     The Appraisals were made subject to certain assumptions affecting valuation, including assumptions (i) that the operating statements and rent rolls provided by the various property managers were accurate; (ii) of the responsible ownership and competent management of the Property and the Related Property; (iii) that title to the Property and Related Property is good and marketable and that the Property and the Related Property is free and clear of all liens unless otherwise stated in the Appraisals; (iv) of the absence of hidden or unapparent conditions of the Property or Related Property, subsoil or structures that render the Property and Related Property more or less valuable;
(v) that all applicable federal, state and local zoning and environmental regulations and laws have been fully complied with, unless noncompliance is stated, defined and considered in the Appraisals; and (vi) that all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Appraisals are based.

     Each Appraisal is only an estimate of value, as of the specific date stated in such Appraisal, and is subject to the assumptions and limiting conditions stated in such Appraisal. As an opinion, it is not a measure of realizable value and may not reflect the amount which would be received if the real property that is the subject of such Appraisal was sold. Reference should be made to the entire Appraisal for each such real property. Copies of the Appraisals shall be made available for inspection and copying at the principal office address of the Partnership set forth in "SUMMARY--The Partnership" during regular business hours by any Unitholder (or a representative designated for such purpose). Such copies may also be obtained at the reasonable cost of document reproduction upon written request by any Unitholder (or a representative designated for such purpose) to the Partnership at such principal office address.

Use of Proceeds and Cash Distributions
--------------------------------------
     The following table sets forth the anticipated application of the proceeds from the Sale. The amount available for distribution to Unitholders shown below assumes that all of the Assets are sold to the Purchaser for the price and subject to the other terms and conditions (including a possible reduction in such price due to the Credits, and then a reduction of the net proceeds available for distribution due to the Costs) contained in the Purchase Agreement.

     As promptly as practicable following the Sale, the General Partners will determine the amount of assets that they believe will be sufficient to provide for the Partnership's contingent liabilities, if any. The remainder of the Partnership's cash will be distributed to the Unitholders and the General Partners, in accordance with the Partnership Agreement, in an initial liquidating distribution. Once all contingent obligations have been satisfied, the Partnership will distribute its remaining net assets, if any, and dissolve.

     As noted elsewhere in this Statement, the General Partners have determined that, if possible, it would be in the best interests of the Unitholders to terminate the Partnership by December 31, 1997, in order to eliminate the need for the Partnership to prepare Schedules K-1 with respect to calendar year 1998. In order to make reasonable provision to pay all outstanding liabilities of the Partnership prior to December 31, 1997, the General Partners have agreed to assume all liabilities of the Partnership, subject to the receipt by the General Partners of sufficient assets of the Partnership to satisfy the Partnership's liabilities as set forth on the balance sheet of the Partnership. Such balance sheet will be prepared by the General Partners following the consummation of the Sale and in accordance with generally accepted accounting principles, setting forth the total amount of remaining assets and liabilities of the Partnership. In the event that the amount necessary to satisfy such liabilities should be less than the assets transferred to the General Partners for such purpose, the General Partners would receive additional compensation in an amount equal to the difference between such assets and liabilities.

     The Partnership estimates that the total distribution to the Unitholders will be approximately $215 per Unit. This estimate is based on the following factors and other assumptions as of September 30, 1997, and assuming a closing as of March 31, 1998 and a liquidation of the Partnership by June 30, 1998. HOWEVER, THERE CAN BE NO ASSURANCES AS TO THE ACTUAL AMOUNTS DISTRIBUTED, OR AS TO THE AMOUNTS SET FORTH BELOW. ACTUAL AMOUNTS MAY VARY MATERIALLY FROM THESE FIGURES.

     In accordance with the Partnership Agreement, the initial and any subsequent liquidating distributions will be distributed in proportion to, and to the extent of, the positive capital account balances of the Unitholders and the General Partners.

Gross Purchase Price                                             $43,520,000
Certain Credits Due to GRTI                                         (818,000)
                                                                 -----------
       Subtotal                                                   42,702,000

Less:  Notes Payable on Properties and the Related Property       26,650,000
Less:  Expenses of Sale and Liquidation                              915,000(1)
Less:  Current Liabilities in Excess of Current Assets               260,000(2)
                                                                 -----------
Net Distributable Amount                                          14,877,000(3)

Less:  Distributions to General Partners                              80,000
                                                                 -----------
Distributions to Unitholders                                     $14,797,000
                                                                 ===========
Distributions to Unitholders per Unit                                   $215
                                                                 ===========
----------------

(1) Sale and liquidation expenses of the Partnership have been estimated by the General Partners to be the following approximate amounts: filing ($10,000); legal ($250,000); accounting and tax services ($25,000); solicitation ($15,000); printing ($150,000); closing ($215,000); and liquidation-related ($250,000). The liquidation-related expenses include refinancing costs is the mortgage loan ($33,000); audit and tax services ($33,000); report printing and postage ($24,000); legal ($30,000); Schedule K-1 preparation and distribution ($25,000); and other general and administrative expenses ($104,000). The Purchaser anticipates incurring and paying approximately $165,000 of additional closing expenses.

(2) Estimated based upon assets and liabilities as of September 30, 1997. The estimate of the liabilities includes $662,000 in reimbursements due to PB Properties which have been deferred by the Partnership.

(3) Of this amount, the General Partners initially will withhold up to $1 million (approximately $15 per Unit) for a period of up to 60 days as a reserve against future liabilities and unforeseen contingent obligations of the Partnership.

     On the date of liquidation, liquidating distributions shall be made to each Unitholder that is a beneficial owner of Units.

Recommendation of the General Partners; Fairness of the Plan
------------------------------------------------------------
     The General Partners and the Purchaser believe that the advantages of consummating the Sale at this time exceed any disadvantages and therefore the General Partners recommend that the Unitholders approve the Plan.

     In reaching their conclusion to recommend that the Unitholders approve the Plan, the General Partners and the Purchaser considered a number of factors, including, but not limited to, the following:

          (i) The fact that the Partnership's $26,650,O00 mortgage debt matured on December 9, 1997, and the maturity date of such debt has been extended for only 90 days;

          (ii) The fact that the purchase price of the Assets under the Purchase Agreement is equal to the sum of the individual appraised fair market values of the Properties and the Related Property (which amount will be reduced by the Credits and the Costs), which amount represents a 14.5% increase over the amount of the Purchaser's original offer and a 50% increase over the amount of the unsolicited Hallwood offer;

          (iii) The General Partners' belief that in a sale of all the Assets in one transaction, such as pursuant to the Plan, negotiations (including those relating to price) generally yield greater net proceeds available for distribution than negotiations conducted on a property-by-property or asset-by-asset basis, as the case may be;

          (iv) The General Partners' belief that because the Purchaser is an affiliate of Glenborough, there is a greater certainty of closing;

          (v) The fact that selling the Assets at one time would result in lower aggregate sales costs than selling the Assets piecemeal;

          (vi) The fact that no brokerage commissions are required to be paid by the Partnership in connection with the Sale;

          (vii) The fact that the Purchaser's obligations under the Purchase Agreement with respect to the Properties and the Related Property to which the Interests relate are not contingent on physical inspection, environmental review, engineering and structural analysis, seismic evaluation, lease review survey, lender estoppels, beneficiary statements or receipt of financing;

          (viii) The terms and conditions of the Purchase Agreement which provide that, among other things, (a) the Purchase Agreement may be terminated by the Partnership if, prior to the Closing Date, the Partnership receives a superior offer for the purchase of the Assets from a bona fide third party, (b) the Partnership may negotiate in good faith in the event that it receives an unsolicited superior offer, (c) the Partnership and PB Properties make only a few of the representations, warranties and covenants that are routinely made in sales to third parties and (d) the Property and the Related Property are being sold and conveyed to the Purchaser "AS IS, WHERE IS, WITH ALL FAULTS";

          (ix) The recent general improvement in the occupancies and revenues of the Assets, which the General Partners believe enhances their salability;

          (x) The fact that retaining the Assets will continue to subject the Partnership to the risks inherent in the direct or indirect ownership of rental property, such as fluctuations in occupancy rates and operating expenses and rental rates (which in turn may be affected by general and local economic conditions), the supply and demand for properties of the type directly or indirectly owned by the Partnership, increased competition and federal and local laws and regulations affecting the ownership and operation of real estate;

          (xi) The General Partners' belief that it would be advantageous to sell the Assets now before further aging and wear in the ordinary course occurs at the Properties and the Related Property, thereby requiring substantially increased expenditures for repairs and refurbishment;

          (xii) The fact that the Sale will provide liquidity to the Unitholders;

          (xiii) The fact that the Partnership has not made any cash distributions to Unitholders since 1988;

          (xiv) The remote possibility of a resumption of distributions; and

          (xv) The fact that the Assets have now been held beyond their originally anticipated holding periods.

     The General Partners also considered the following potential risks relating to the Plan: (i) by selling at this time, the Partnership would not benefit from possible further improvements in economic and market conditions which might produce increased cash flow and possibly increase the sales prices of the Assets; and (ii) pursuant to the Purchase Agreement, although the Partnership is permitted to accept better offers, it is not permitted to actively market the Assets or solicit better offers (unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law requires it to do so), so that the purchase price of the Sale may be less than the Partnership may be able to obtain with an active public marketing of the Assets. The General Partners believed, however, that these risks and disadvantages were outweighed by the potential benefits to be realized from the Plan.

     Each of the General Partners (of which only PB Properties is not affiliated with the Purchaser) and the Purchaser met separately to consider the fairness of the Plan, and each of the General Partners and the Purchaser determined, by a unanimous vote of its directors (except that Robert Batinovich, acting in his individual capacity as General Partner, reached such determination individually) and after considering the factors listed herein and above in "SPECIAL FACTORS--Background of Proposed Sale of the Assets" and "--Recommendation of the General Partners; Fairness of the Plan," that the Plan, including the transactions contemplated thereby, would serve the best interests of the Partnership and the Unitholders by maximizing the proceeds from a disposition of the Assets and, consequently, the per Unit liquidating distributions to the Unitholders and is fair to all Unitholders, both affiliated and unaffiliated. Thereafter, pursuant to Article V, Section 1 of the Partnership Agreement, the Investment Committee (which consists of three officers of PB Properties and three officers of Glenborough) unanimously approved the Plan, including the transactions contemplated thereby.

     The foregoing discussion of the information and factors considered by the General Partners is not intended to be exhaustive, and such were considered collectively by the General Partners in connection with their review of the Plan and the transactions contemplated thereby. In view of the variety of factors considered in connection with their evaluation of the Plan, the General Partners did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determination. In addition, each General Partner may have given different weights to different factors.

     The General Partners believe that the manner in which the Plan was considered by the Partnership was procedurally fair to the Unitholders. Among other things, the negotiation of the Purchase Agreement was undertaken on an arm's length basis by PB Properties which retained its own independent legal counsel, and the consent of Unitholders holding a majority of the outstanding Units is required to approve the Sale.

Disadvantages of Plan
---------------------
     The primary disadvantage of the Sale at this time is that the Partnership would not benefit from possible further improvements in economic and market conditions which might produce increased cash flow and possibly increase the sales prices of the Assets. Another disadvantage is that, pursuant to the Purchase Agreement, although the Partnership is permitted to accept better offers, it is not permitted to actively market the Assets or solicit better offers. Thus, it is possible that the price being received by the Partnership from the Purchaser via the Sale may be less than the Partnership may be able to obtain with an active public marketing of the Assets.

Advantages of Plan
------------------
     The General Partners have arrived at their recommendations based on the following factors, in addition to those factors listed above in "SPECIAL FACTORS --Background of Proposed Sale of the Assets" and --Recommendation of the General Partners; Fairness of the Plan" and not listed below:

     NEGOTIATED PURCHASE PRICE. The purchase price of the Assets under the Purchase Agreement was negotiated at arm's length and is equal to the sum of the individual appraised fair market values of the Properties and the Related Property, which amount represents a 14.5% increase over the amount of the Purchaser's original offer and a 50% increase over the amount of the unsolicited Hallwood offer. See "SPECIAL FACTORS--Background of Proposed Sale of the Assets."

     BENEFITS OF BULK SALE. Based on their business experience, the General Partners believe that in a sale of all the Assets in one transaction such as pursuant to the Plan, negotiations (including those relating to price) generally yield greater net proceeds available for distribution than negotiations conducted on a property-by-property or asset-by-asset basis, as the case may be.

     CERTAINTY OF PRICE. The purchase price for the Assets under the Purchase Agreement is subject to reduction only for items of deferred maintenance. Thus, unlike other property sales situations in which the purchase price could decrease as a result of due diligence uncertainties and other contingencies, there is no risk of continuing price negotiations with respect to the Sale.

     REDUCTION OF ADMINISTRATIVE AND SALES COSTS. Selling all of the Assets at one time and completing the liquidation and dissolution of the Partnership by the end of 1997, if possible, would eliminate the need for the Partnership to incur ongoing administrative and other expenses of continuing to operate the Partnership during an extended sales period. Additionally, selling all of the Assets at one time would result in lower aggregate sales costs, unlike selling the Assets piecemeal (such as would have occurred had the Partnership accepted either the unsolicited Perrin/Molitor offer or Crow Family Trust offer). See "SPECIAL FACTORS--Background of Proposed Sale of the Assets."

     ELIMINATION OF NEED FOR BROKERAGE COMMISSIONS. No brokerage commissions are required to be paid by the Partnership in connection with the Sale.

     IMPROVED OCCUPANCIES AND REVENUES. General improvement in the occupancies and revenues of the Assets has occurred recently, which the General Partners believe enhances their salability.

     RISKS OF CONTINUED OWNERSHIP. Retaining the Assets will continue to subject the Partnership to the risks inherent in the direct or indirect ownership of rental property, such as fluctuations in occupancy rates, operating expenses and rental rates (which in turn may be affected by general and local economic conditions), the supply and demand for properties of the type directly or indirectly owned by the Partnership, increased competition and federal and local laws and regulations affecting the ownership and operation of real estate.

     THE CONDITION OF THE PROPERTIES AND THE RELATED PROPERTY. The General Partners believe that it would be advantageous to sell the Assets now before further aging and wear in the ordinary course occurs at the Properties and the Related Property, thereby requiring substantially increased expenditures for repairs and refurbishment.

     THE PARTNERSHIP'S ORIGINAL OBJECTIVES AND POLICIES. The Sale of the Assets at this time is compatible with the Partnership's originally anticipated holding period.

     LIQUIDITY. The Sale will provide liquidity to the Unitholders. At present, there is no established public trading market for the Partnership's Units, and one is not expected to develop in the future. Liquidity has been limited to sporadic sales which have occurred within an informal secondary market. See "MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS--Secondary and Market Prices for Units."

     THE TERMS OF THE PURCHASE AGREEMENT. See "SPECIAL FACTORS--The Purchase Agreement."

     In reaching a determination that the Plan is fair to all Unitholders, each of the General Partners accorded added weight to the following factors: the fact that the Sale price equals the Fair Market Value of the Assets, which price will be reduced by the Credits and the Costs; the absence of cash distributions to Unitholders since 1988; the strength of the present real estate market in general; the certainty of price to be received pursuant to the Purchase Agreement; and the savings to Unitholders in administrative and sales costs gained via the Plan.

Failure to Approve Plan
-----------------------
     If the Unitholders fail to approve the Plan, the Partnership will continue to own the Assets. In such event, the General Partners expect that the Partnership would operate the Properties and would cause the Related Property to be operated for an indefinite period, which over time would likely entail the need for the Partnership to make substantial expenditures for repairs and refurbishment of one or more of the Properties and the Related Property. Consistent with the Partnership Agreement, the General Partners might receive or solicit offers for the sale of one or more of the Assets as opportunities arise. In any such sale, the Partnership would benefit from any increase in value of the affected Assets over the value of a sale at the time pursuant to the Plan, and would suffer a detriment to the extent of decrease in such value. Failure by the Unitholders to approve the Plan will not affect their rights under the Partnership Agreement.

Amendment to Partnership Agreement
----------------------------------
     Pursuant to Section V.2.f. of the Partnership Agreement, the General Partners may not sell substantially all of the assets of the Partnership without the prior consent of the Unitholders. Additionally, pursuant to V.2.i. of the Partnership Agreement, neither the General Partners nor any Affiliate (as defined in the Partnership Agreement) of any of the General Partners is generally permitted to purchase or lease property (or interests thereon) from the Partnership. Thus, in order for the Partnership to consummate a sale of all or any of the Assets, and in order for the Purchaser to be able to purchase the Assets, the Partnership Agreement must be amended, which requires the approval of Unitholders holding a majority of the outstanding Units. Additionally, consent is being solicited to amend Section V.1. of the Partnership Agreement to specifically permit effectuation of the Plan.

Liquidation
-----------
     As soon as practicable following the closing of the Sale, PB Properties, as managing general partner of the Partnership and on behalf of the Partnership, will cause the Partnership (i) to pay all costs associated with the Sale, including the solicitation of Consents from the Unitholders; (ii) to estimate and reserve for all such costs associated with the Sale for which bills have not yet been received; and (iii) to provide a further contingency reserve for all other expenses and liabilities of the Partnership, such reserve to be maintained for a period not to exceed 30 days from the closing of the Sale. PB Properties will then cause the Partnership to distribute the balance of the cash from the Sale to the Unitholders and General Partners as provided in the Partnership Agreement.

     The remaining assets of the Partnership, and any remainder of the contingency reserve, will be distributed to the Unitholders within 30 days after the closing of the Sale.

     The Partnership will terminate and be dissolved upon the disposition of all of the net assets of the Partnership.

Federal Income Tax Consequences of the Plan
-------------------------------------------
  General

     The following discussion generally summarizes the federal income tax consequences expected to arise from the consummation of the Plan. This summary is not intended to and should not be considered an opinion respecting the federal or state income tax consequences to a particular Unitholder. Due to the complexity of the tax issues involved, Unitholders are urged to consult with their personal tax advisors regarding their individual circumstances and the tax reporting consequences of the transaction.

     This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"); existing final, temporary and proposed Treasury regulations thereunder (the "Regulations"); published rulings and practices of the Internal Revenue Service (the "IRS"); and court decisions, each as currently in effect. There can be no assurance that the IRS will agree with the conclusions herein or that future legislation or administrative changes or court decisions will not significantly modify the federal income tax law regarding the matters described herein, potentially with retroactive effect.

     This summary is also based upon the advice of the Partnership's independent accountants, Deloitte & Touche LLP, and tax counsel, Skadden, Arps, Slate, Meagher & Flom LLP, and their interpretation of recently enacted legislation, the Taxpayer Relief Act of 1997, as such legislation relates to the treatment of gain on the sale of real and personal property. This interpretation is also subject to subsequent issuance of Treasury regulations and procedures for federal income tax reporting.

     This summary does not discuss all the federal income tax aspects of the Plan that may be relevant and material to a particular Unitholder in light of the Unitholder's personal circumstances, or to certain types of Unitholders subject to special treatment. For example, insurance companies, subchapter S corporations, partnerships, pension and profit-sharing plans, tax-exempt organizations, non-U.S. taxpayers and others may be subject to special rules not discussed below. This summary also does not address other federal, state, local or foreign tax consequences of consummation of the Plan.

     Based upon the description of the Plan contained in this Statement, and assuming the Plan is consummated on December 31, 1997 pursuant to the Purchase Agreement (although a later closing in 1998 is not expected to result in material differences), the Partnership's independent accountants have advised the Partnership that the Sale will result in a total gain allocable to the Unitholders for federal income tax purposes in 1997 (after taking into account reductions in each Unitholder's share of the Partnership's indebtedness) of approximately $8 million or an average of approximately $116 per Unit, substantially all of which will represent recapture of depreciation taken in respect of real property (Section 1250 Gain, as defined below) and will be taxed at a maximum rate of 25% in the case of non-corporate Unitholders. The amount of
Section 291(a) ordinary income recharacterization for a corporate Unitholder is approximately $21 per Unit (see discussion below). The amount of gain actually realized by a particular Unitholder may differ from the estimates set forth above as a result of the operation of the Partnership Agreement, specifically the equalization provisions with respect to the capital account balances. The varying capital account balances of the Unitholders result from, among other things, the date each Unitholder was admitted to the Partnership, the amount paid by each Unitholder for such Unit and the allocations of Partnership income or loss to each Unitholder.

   Partnership Status

     Under current law, a "partnership" is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss"). The distribution of cash attributable to partnership income is generally not a separate taxable event. This tax treatment, however, depends entirely upon the Partnership's classification as a "partnership" (rather than as an "association taxable as a corporation") for federal income tax purposes. This summary assumes, and the General Partners believe, that the Partnership has been and will continue to be properly classified as a "partnership" for federal income tax purposes. No opinion of counsel or of the Partnership's independent accountants or ruling from the IRS is currently being sought with respect to this partnership status issue.

   Federal Income Tax Consequences

     Realization of Gain or Loss. Consummation of the Plan pursuant to the Purchase Agreement will cause the Partnership to recognize income for federal income tax purposes, which income will be allocated to the Unitholders. In general, such income will equal the excess of the "amount realized" over the Partnership's "adjusted basis" in the Assets. The amount realized will equal the amount paid by the Purchaser, reduced by any expenses of sale. The "adjusted basis" of an asset will equal its cost (including nondeductible capital expenditures made by the Partnership at the time of purchase) with certain additions or subtractions for expenditures, transaction costs, depreciation and other items during the period of time from acquisition of the asset until consummation of the Sale. In addition, the reduction in each Unitholder's share of the Partnership's indebtedness will be treated as a deemed cash distribution, which will reduce such Unitholder's basis in its interest.

     Gain realized on the sale of the common stock of EVC will be characterized as long-term capital gain. In general, under Section 1231 of the Code, a taxpayer's gain attributable to the disposition of real property used in a trade or business (such as the Properties and the Related Property) will be treated as capital gain ("Section 1231 Gain"). However, under Sections 1245 and 1250 of the Code (which govern recapture of depreciation taken with respect to personal and real property, respectively), a portion of the amount allowed as depreciation expense with respect to the Properties will be "recaptured" upon the Sale (and taxed at different rates) rather than being characterized as capital gain ("Section 1245 Gain" and "Section 1250 Gain," respectively). For this purpose, it is expected that a sale by the Partnership of the Interests (other than the common stock of EVC) will have the effect, for federal income tax purposes, of a direct sale of the Related Property. In the case of non-corporate Unitholders,
Section 1245 Gain will be taxed at ordinary income tax rates and Section 1250 Gain will be taxed at a maximum rate of 25%.

     In the instant case, in the case of non-corporate Unitholders, it is expected that all or substantially all of the Partnership's gain realized upon consummation of the Sale will constitute Section 1250 Gain taxable at a maximum rate of 25%; the Partnership will have minimal long-term capital gain, minimal, (if any) Section 1245 Gain and no Section 1231 Gain. In the case of corporate Unitholders, the Section 1250 Gain generally will equal the difference between the accelerated depreciation taken with respect to the Properties and the Related Property, and the amount of depreciation that would have been available under the straight-line method. In addition, pursuant to Section 291(a) of the Code, 20% of the remaining gain on the sale of the Properties and the Related Property allocated to such corporate Unitholders will be treated as ordinary income, and the estimates set forth herein assume such treatment. Under Section 702(a)(3) of the Code (which generally deals with the "pass through" of tax items from a partnership to its partners), the Partnership will be required to separately state, and the Unitholders will be required to account separately for, their distributive share of all gains and losses. Each Unitholder's allocable share of capital gain, Section 1245 Gain, Section 1250 Gain and Partnership net taxable income or loss will be reflected on the 1997 Schedule K-1 sent to such Unitholder.

     Passive Activity Losses. Under Section 469 of the Code, a non-corporate taxpayer or personal service corporation generally can deduct "passive activity losses" in any year only to the extent of the person's passive activity income for that year. Closely-held corporations may not offset such losses against so-called "portfolio" income. Substantially all post-1986 losses of Unitholders from the Partnership should be considered passive activity losses. Unitholders may have "suspended" passive losses from the Partnership (i.e., post-1986 net taxable losses in excess of statutorily permitted "phase-in" amounts which have not been used to offset income from other passive activities) which may be available to shelter gain from the Plan. Each Unitholder should consult such Unitholder's tax advisor regarding the effect that the passive activity loss rules will have upon such Unitholder's tax situation.

     Unrelated Business Income. For most tax-exempt Unitholders, only a portion of the gain from the sale of the Properties will be treated as unrelated business income. Under Section 514(a) of the Code, gain from the sale of "debt-financed property" is treated as unrelated business income generally in an amount equal to a ratio determined by comparing the property's debt to its cost basis. If the Properties are sold for the estimated total gain allocable to the Unitholders of approximately $8 million, the portion of the gain that will be treated as unrelated business income is estimated to be approximately $5.4 million (or approximately $78 per Unit). Additional unrelated business income may result to a tax-exempt Unitholder which borrowed funds to purchase its Units. Tax-exempt Unitholders should consult their own tax advisors regarding the unrelated trade or business income that may result from the sale of the Properties.

     Liquidation of the Partnership. The Partnership expects to make distributions from the proceeds of the Sale in accordance with the Partnership Agreement. See "Market Prices and Distributions-Distributions." This distribution will first reduce a Unitholder's basis in such Unitholder's Units and, to the extent the amount of the distribution is in excess of that basis, such excess will be taxed to non-corporate Unitholders as long-term capital gains at a maximum rate of 20% if the Unitholder's holding period for the Unit exceeds eighteen months or as mid-term gain at a maximum rate of 28% if the Unitholder's holding period for the Unit exceeds one year but does not exceed eighteen months. If upon the subsequent termination of the Partnership a Unitholder has a basis remaining for such Unitholder's Unit, the amount of such remaining basis will give rise, in the year of the termination, to a long-term or short-term capital loss, depending on a Unitholder's holding period.

Accounting Treatment
--------------------
     For financial reporting purposes, the transaction will be treated as a sale of properties with respect to the Sale and the gain from such Sale will be recorded in the Partnership's Statement of Operations, reduced by all expenses of sale, including appraisals and other professional fees and transfer taxes. Under generally accepted accounting principles, the Partnership would realize a gain of approximately $11.3 million on the sale of the Properties assuming the Plan has been consummated by December 31, 1997.

No Appraisal Rights
-------------------
     If Unitholders owning a majority of the Units on the Record Date vote in favor of the Plan, such approval will bind all Unitholders. The Partnership Agreement and the California Revised Uniform Limited Partnership Act, under which the Partnership is governed, do not give rights of appraisal or similar rights to Unitholders who dissent from the vote of the majority in approving or disapproving the Plan. Accordingly, dissenting Unitholders do not have the right to have their Units appraised and to have the value of their Units paid to them because they disapprove of the action of a majority in interest of the Unitholders.

         MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS

Secondary and Market Prices for Units
-------------------------------------
     No established market for the Units was ever expected to develop, and the secondary market transactions for the Units have been limited and sporadic. It is not known to what extent the transactions in the secondary market are between buyers and willing sellers, each having access to relevant information regarding the financial affairs of the Partnership, expected value of its assets, and its prospects for the future. Sellers in the secondary market who desire to dispose of their Units but who have limited means to effectuate such sales are often willing to accept substantial discounts from what might otherwise be regarded as the fair value of the interest being sold, to facilitate the sales. Secondary market prices generally do not reflect the current market of the Partnership's assets, nor are they indicative of total return, since prior cash distributions and tax benefits received by the original investor are not reflected in the price. Nonetheless, notwithstanding these qualifications, the secondary market prices, to the extent that the reported data are reliable, are indicative of the prices at which the Units trade in the illiquid secondary market.

     The following table sets forth the high and low sales prices at which the Units traded in the secondary market as reported by Partnership Spectrum in certain of its semimonthly publications of "The Partnership Spectrum":

                    PARTNERSHIP SECONDARY TRADING AS REPORTED
                          IN "THE PARTNERSHIP SPECTRUM"

                                       HIGH              LOW
                                       ----              ----
08/01/95 - 09/30/95                   $40.00            $26.50
10/01/95 - 11/30/95                    30.00             30.00    (1 trade)
12/01/95 - 01/31/96                    45.00             40.00
02/01/96 - 03/31/96                    51.00             30.00
04/01/96 - 05/30/96                    40.00             30.00
06/01/96 - 07/31/96                    52.00             25.00
08/01/96 - 09/30/96                    46.20             20.00
10/01/96 - 11/30/96                    62.50             20.00
12/01/96 - 01/31/97                    55.00             55.00    (1 trade)
02/01/97 - 03/31/97                    63.50             46.00
04/01/97 - 05/30/97                    41.00             41.00    (1 trade)
06/01/97 - 07/31/97                    58.00             46.00
08/01/97 - 09/30/97                    58.31             46.00

     Partnership spectrum has advised that its methodology for compiling trade prices is as follows: trade price information reflects per unit transaction prices for trades involving the purchase of Units by third-party investors during the applicable period. Firms supplying trade price data are instructed to provide information only on those transactions whereby third-party investors acquired Units from or through such firms. If the firm acted as an agent, the per Unit price is to include any commissions charged the buyer (but not including commissions paid to retail brokers representing buyers). Due to commission and mark-ups, sellers of Units typically receive less than the amounts paid for Units by buyers as set forth in the above table.

Distributions to Unitholders
----------------------------
     From the inception of the partnership through January 31, 1988 (the end of the first quarter of the 1988 fiscal year), the partnership made aggregate cash distributions to the Unitholders in the amount of $2,367,000, or $38.17 per Unit (with respect to Unitholders who were admitted to the partnership at the initial closing of the partnership). Such distributions were made from operating cash flow. The Partnership has paid no distributions from operations or otherwise since 1988.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On the Record Date, there were 68,795 Units issued and outstanding and entitled to vote on matters upon which Unitholders may vote or consent, which Units were held by ____ Unitholders. According to publicly available information, and to the best knowledge of PB Properties, as of the Record Date, no person or entity owned more than 5% of the outstanding Units. As of the Record Date, neither the General Partners nor the Purchaser nor any officer or director thereof owned any Units. PSI beneficially owned 180 Units as of September 30, 1997, and has advised PB Properties that it intends to vote such Units in favor of the Plan. PSI has made no recommendation with respect to the Plan.

                   IDENTITY AND BACKGROUND OF CERTAIN PERSONS

     PB Properties, a General Partner of the Partnership, is a Delaware corporation whose principal business is serving as a general partner in various real estate limited partnerships. The address of its principal executive offices is One Seaport Plaza, New York, NY 10292.

     Glenborough Corporation, a General Partner of the Partnership, is a California corporation whose principal business is serving as a general partner in various real estate limited partnerships and providing asset and property management services for various properties. The address of its principal executive offices is 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708.

     Glenborough Realty Trust Incorporated (together with Glenborough Properties, L.P., the "Purchaser"), which owns all of the non-voting preferred stock of Glenborough Corporation, is a Maryland corporation whose principal business is functioning as a self-administered and self-managed real estate investment trust that owns a diversified portfolio of office, office/flex, industrial, retail, multi-family and hotel properties. The address of its principal executive offices is 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708.

     Glenborough Properties, L.P. (together with GLB, the "Purchaser"), is a California limited partnership whose principal business is operating a real estate portfolio as the operating partnership of GLB. The address of its principal executive offices is c/o Glenborough Realty Trust Incorporated, 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708.

     Prudential Securities Group Inc., the parent of PB Properties, is a Delaware corporation whose principal business is as a holding company for PB Properties and various other subsidiaries, including PSI. The address of its principal executive offices is One Seaport Plaza, New York, NY 10292.

     PSI, an affiliate of PB Properties, is a Delaware corporation. PSI is a diversified global securities firm with operations pertaining to mutual funds, capital markets, investment banking, commodities and securities brokerage. The address of its principal executive offices is One Seaport Plaza, New York, NY 10292.

     On October 27, 1994, PSI entered into cooperation and deferred prosecution agreements (the "PSI Agreements") with the Office of the United States Attorney for the Southern District of New York (the "U.S. Attorney"). The PSI Agreements resolved a grand jury investigation that had been conducted by the U.S. Attorney into PSI's sale during the 1980s of the Prudential-Bache Energy Income Fund oil and gas limited partnerships (the "Income Funds"). In connection with the PSI Agreements, the U.S. Attorney filed a complaint charging PSI with a criminal violation of the securities laws. In its request for a deferred prosecution, PSI acknowledged having made certain misstatements in connection with the sale of the Income Funds. Pursuant to the PSI Agreements, the U.S. Attorney will defer any prosecution of the charge in the complaint for a period of three years, provided that PSI complies with certain conditions during this period. These include conditions that PSI not violate any criminal laws; that PSI contribute an additional $330 million to a pre-existing settlement fund; that PSI cooperate with the government in any future inquiries; and that PSI comply with various compliance-related provisions. If, at the end of the three-year period, PSI has complied with the terms of the PSI Agreements, the U.S. Attorney will be barred from prosecuting PSI on the charges set forth in the complaint. If, on the other hand, during the course of the period ending October 27, 1997, PSI violates the terms of the PSI Agreements, the U.S. Attorney can elect to pursue such charges.

     On October 21, 1993 PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions (49 states, the District of Columbia and Puerto Rico) and the NASD to resolve allegations that had been asserted against PSI with respect to the sale of interests in more than 700 limited partnerships generated by PSI's Direct Investment Group and sold from January 1, 1980 through December 31, 1990. Subsequently, PSI reached a settlement with the remaining state. The partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures.

     The allegations against PSI, which were set forth in a Complaint filed by the SEC on October 21, 1993 and in an Administrative Order issued by the SEC also on October 21, 1993, asserted that federal and state securities laws had been violated through sales of limited partnership interests (and a limited number of certain other securities) to persons for whom such securities were not suitable and that the safety, potential returns and liquidity of the investments had been misrepresented. PSI neither admitted nor denied the allegations. The Administrative Order (to which PSI consented without admitting or denying the SEC's findings) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty. The Administrative Order also required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors.

     PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. All fifty-two jurisdictions have resolved this matter. In settling the NASD disciplinary action, PSI consented to a censure and paid a $5 million fine to the NASD.

     In connection with the settlement of the allegations asserted against it, and pursuant to a Final Order and Judgment entered on October 21, 1993 in the action commenced by the SEC, PSI deposited $330 million into a fund to be used for the resolution of claims for compensatory damages asserted by persons who purchased limited partnership interests from PSI, and agreed to provide additional funds, if necessary, for that purpose. The fund and claims resolution process were administered by a court-approved Claims Administrator.

     Brian J. Martin is President, Chief Executive Officer and Chairman of PB Properties, and a Senior Vice President of PSI. Mr. Martin also serves in various capacities for other affiliated companies. Mr. Martin joined PSI in September 1980. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

     Barbara J. Brooks is the Vice President--Finance and Chief Financial Officer of PB Properties, and a Senior Vice President of PSI. Ms. Brooks also serves in various capacities for other affiliated companies. Ms. Brooks has held several positions within PSI since 1983. She is a U.S. citizen, and her business address is the same as the address for PB Properties, which is set forth above.

     Eugene D. Burak is a Vice President of PB Properties, and a First Vice President of PSI. Prior to joining PSI in September 1995, he was a management consultant for three years and was with Equitable Capital Management Corporation from March 1990 to May 1992. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

     Chester A. Piskorowski is a Senior Vice President of PB Properties, and a Senior Vice President of PSI. Mr. Piskorowski has held several positions within PSI since April 1972. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

     Frank W. Giordano is a director of PB Properties, and a Senior Vice President and Senior Counsel of PSI. Mr. Giordano also serves in various capacities for other affiliated companies, and has been with PSI since July 1967. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

     Nathalie P. Maio is a director of PB Properties, and a Senior Vice President and Deputy General Counsel of PSI. She joined PSI's Law Department in 1983; presently she also serves in various capacities for other affiliated companies. She is a U.S. citizen, and her business address is the same as the address for PB Properties, which is set forth above.

     Robert Batinovich individually is a General Partner of the Partnership. Since January 1996, Mr. Batinovich has been Chairman and Chief Executive Officer of GLB. Mr. Batinovich was also President of GLB from January 1996 until September 1997. From 1978 until December 1995, Mr. Batinovich was Chairman and President of Glenborough Corporation. Mr. Batinovich is a U.S. citizen. His business address is the same as the business address of the Purchaser, which is set forth above.

     Andrew Batinovich has been President of GLB since September 1997, and Chief Operating Officer and a director of GLB since January 1996. He has also been Chairman and Chief Executive Officer of Glenborough Corporation since January 1996. From 1978 until December 1995, Mr. Batinovich was Chief Operating Officer and Chief Financial Officer of Glenborough Corporation. Mr. Batinovich is a U.S. citizen. His business address is the same as the business address of the Purchaser, which is set forth above.

     Sandra L. Boyle has been Executive Vice President of GLB since September 1997, and President of Glenborough Corporation since January 1996. From January 1996 until September 1997, Ms. Boyle was Senior Vice President of GLB. From 1989 until December 1995, Ms. Boyle was Vice President of Glenborough Corporation. Ms. Boyle is a U.S. citizen. Her business address is the same as the business address of the Purchaser, which is set forth above.

     Frank E. Austin has been Senior Vice President and General Counsel of GLB since January 1996. From 1987 until December 1995, Mr. Austin was Vice President of Glenborough Corporation. Mr. Austin is a U.S. citizen. His business address is the same as the business address of the Purchaser, which is set forth above.

     Terri Garnick has been Senior Vice President and Chief Accounting Officer of GLB, and Chief Financial Officer of Glenborough Corporation, since January 1996. From 1991 until December 1995, she was Vice President of Glenborough Corporation. Ms. Garnick is a U.S. citizen. Her business address is the same as the business address of the Purchaser, which is set forth above.

     Robert Bailey has been Secretary of Glenborough Corporation since 1995. Mr. Bailey joined Glenborough Corporation in 1989 as Associate Counsel and is responsible for all landlord/tenant documentation, tenant litigation, and corporate, partnership and employment matters. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

     June Gardner is a director of Glenborough Corporation. Prior to January 1996, Ms. Gardner served as Senior Vice President and Controller of Glenborough Corporation. She is a U.S. citizen, and her business address is the same as the business address of the Purchaser, which is set forth above.

     Laurence Walker is a director of Glenborough Corporation. Mr. Walker is an attorney in private practice specializing in real estate law. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

     Stephen R. Saul has been Vice President of Glenborough Corporation since May 1996 and became Glenborough Corporation's Executive Vice President and Chief Financial Officer in September 1997. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

     Anna Cheng has been Vice President of Glenborough Corporation since June 1996. Prior to joining Glenborough Corporation, Ms. Cheng was Vice President of Operations of SCG Realty Services, a subsidiary of Security Capital Group in Santa Fe, New Mexico. She is a U.S. citizen, and her business address is the same as the business address of the Purchaser, which is set forth above.

     Alan L. Shapiro has been Vice President of Glenborough Corporation since October 1997, prior to which he had served as Portfolio Acquisition Officer of Glenborough Corporation since January 1997. Mr. Shapiro is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

     Patrick Foley is a director of Glenborough Corporation. Since 1988, Mr. Foley has been Chairman and Chief Executive Officer of DHL Corporation, Inc. and its major subsidiary, DHL Airways. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

     Richard A. Magnuson is a director of Glenborough Corporation. He is currently Managing Director of Nomura International, plc. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

     Laura Wallace is a director of Glenborough Corporation. Since 1985, she has been Chief Investment Officer of the Public Employees Retirement System of Nevada. Ms. Wallace is a U.S. citizen, and her business address is the same as the business address of the Purchaser, which is set forth above.

                              AVAILABLE INFORMATION

     This Statement does not purport to be a complete description of all agreements and matters relating to the condition of the Partnership, its Assets and the transactions described herein. Attached to this Statement as Exhibit D is the Partnership's Annual Report on SEC Form 10-K for the year ended December 31, 1996, and attached to this Statement as Exhibit E is the Partnership's Quarterly Report on SEC Form 10-Q for the quarter ended September 30, 1997, each of which provides additional information regarding the Partnership. With respect to statements contained in this Statement as to the content of any contract or other document filed as an exhibit to either the Form 10-K or Form 10-Q, each such statement is qualified in all respects by reference to such report and the schedules thereto, which may be obtained without charge upon written request to the Partnership. To make such a request, a Unitholder must write to PB Properties, One Seaport Plaza, New York, New York 10292-0128.

     All documents filed by the Partnership with the Securities and Exchange Commission after the date of this Statement, but before the Partnership takes action pursuant to this Consent, shall be deemed to be incorporated by reference into this Statement. Copies of these documents will be available without charge upon oral or written request to PB Properties, Attention: Brian J. Martin, One Seaport Plaza, New York, New York 10292-0128, (212) 214-3500. Copies will be sent by first class mail within one business day of receipt of such request. Such documents may also be accessed electronically by means of the Securities and Exchange Commission's Web site at http://www.sec.gov. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Statement shall be deemed to be modified or superseded for purposes of this Statement to the extent that a statement contained in this Statement (or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Statement) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Statement.

                           GLOSSARY OF DEFINED TERMS

     "Amendments" shall mean the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985, and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership to permit (i) the purchase by an affiliate of Glenborough Corporation and/or Robert Batinovich of all or any of the Assets and (ii) the effectuation of the Plan by the General Partners on behalf of the Partnership.

     "Appraisals" shall mean the prepared individual appraisals of each of the Properties and the Related Property, collectively.

     "Assets" shall mean the Interests and the Properties.

     Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Costs" shall mean certain selling costs and liquidation expenses to be deducted from the proceeds of the Sale.

     "Credits" shall mean certain credits to the Purchaser to be deducted from the proceeds of the Sale.

     "C&W" shall mean Cushman & Wakefield, Inc.

     "Equitec" shall mean Equitec Financial Group, Inc.

     "EVC" shall mean Equitec Venture Corp. III, Inc., a California corporation.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value of the Assets" shall mean the sum of the individual appraised fair market values of the Properties and the appraised fair market value of the Related Property to which the Interests relate.

     "General Partners" shall mean Glenborough and PB Properties.

     "GLB" shall mean Glenborough Realty Trust Incorporated, a Maryland corporation.

     "Glenborough" shall mean Glenborough Corporation and Robert Batinovich.

     "Glenborough Corporation" shall mean Glenborough Corporation, a California corporation.

     "Glenborough Properties, L.P." shall mean Glenborough Properties, L.P., a California limited partnership.

     "Hallwood" shall mean Hallwood Realty Partners L.P.

     "Interests" shall mean all of the direct and indirect ownership interests relating to the Related Property which consist of (i) a general partnership interest in the Joint Venture, (ii) a general partnership interest in the Montrose Partnership and (iii) ownership of all of the issued and outstanding shares of common stock of EVC.

     "IRS" shall mean the Internal Revenue Service.

     "Joint Venture" shall mean the Montrose Office Park Joint Venture, a Maryland single purpose general partnership.

     "managing general partner" shall mean PB Properties.

     "Montrose Partnership" shall mean the Montrose Office Park Limited Partnership, a Maryland limited partnership.

     "Morrow" shall mean Morrow & Co., Inc.

     "Partnership" shall mean Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership.

     "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985, and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership.

     "PB Properties" shall mean Prudential-Bache Properties, Inc., a Delaware corporation.

     "Perrin/Molitor" shall mean Perrin I, LLC and R. Molitor Ford, Sr.

     "Plan" shall mean a plan of action which consists of (i) the Sale, (ii) the Amendments and (iii) the Plan of Liquidation.

     "Plan of Liquidation" shall mean one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation.

     "Properties" shall mean all of the real properties of the Partnership.

     "Prudential Securities Group Inc." shall mean Prudential Securities Group Inc., a Delaware corporation and the parent of PB Properties.

     "PSI" shall mean Prudential Securities Incorporated, a Delaware corporation.

     "Purchaser" shall mean GLB and Glenborough Properties, L.P.

     "Purchase Agreement" shall mean the Purchase Agreement, dated October 13, 1997, and as subsequently amended, between the Partnership and the Purchaser.

     "Record Date" shall mean the close of business on January 1, 1998.

     "Regulations" shall mean the existing final, temporary and proposed Treasury regulations under the Code.

     "Related Property" shall mean an office building complex located in Maryland.

     "Sale" shall mean the sale of the Assets to the Purchaser for an amount equal to the Fair Market Value of the Assets.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities and Exchange Commission" shall mean the United States Securities and Exchange Commission.

     "Smithtown" shall mean Smithtown Bay, LLC.

     "soliciting agent" shall mean Morrow & Co., Inc.

     "Statement" shall mean the Statement Furnished in Connection with the Solicitation of Consents, dated January __, 1998, distributed by the Partnership.

     "Unitholders" shall mean the holders of the beneficial ownership interest in the limited partnership interests of the Partnership.

     "Units" shall mean the beneficial ownership interest in the limited partnership interests of the Partnership.

     "Wells Fargo" shall mean Wells Fargo Bank, National Association.

                                    EXHIBITS

EXHIBIT A:       PURCHASE AGREEMENT, DATED AS OF THE EFFECTIVE DATE, BY AND
                 BETWEEN THE PARTNERSHIP AND THE PURCHASER

EXHIBIT B:       AMENDMENT TO PURCHASE AGREEMENT, DATED DECEMBER 19, 1997, BY
                 AND BETWEEN THE PARTNERSHIP AND THE PURCHASER

EXHIBIT C:       PROPOSED AMENDMENTS TO AMENDED AND RESTATED AGREEMENT
                 OF LIMITED PARTNERSHIP

EXHIBIT D:       ANNUAL REPORT OF PARTNERSHIP ON FORM 10-K FOR THE YEAR
                 ENDED DECEMBER 31, 1996

EXHIBIT E:       QUARTERLY REPORT OF PARTNERSHIP ON FORM 10-Q FOR THE QUARTER
                 ENDED SEPTEMBER 30, 1997

EXHIBIT F:       FORM OF CONSENT CARD

                                TABLE OF CONTENTS

Section                                                                 Page
-------                                                                 -----
SUMMARY  ...............................................................  4
         The Partnership................................................  4
         Action by Written Consent......................................  5
         The Purchaser..................................................  6
         The Plan ......................................................  7
         Selected Historical Financial Data............................. 11

SPECIAL FACTORS......................................................... 12
         Background of Proposed Sale of the Assets...................... 12
         Certain Conflicts of Interest.................................. 16
         The Purchase Agreement......................................... 16
         Closing of the Sale............................................ 18
         Description of Assets.......................................... 19
         C&W Reports.................................................... 20
         Use of Proceeds and Cash Distributions......................... 21
         Recommendation of the General Partners; Fairness of the Plan... 22
         Disadvantages of Plan.......................................... 23
         Advantages of Plan............................................. 23
         Failure to Approve Plan........................................ 25
         Amendment to Partnership Agreement............................. 25
         Liquidation.................................................... 26
         Federal Income Tax Consequences of the Plan.................... 26
                  General  ............................................. 26
                  Partnership Status.................................... 27
                  Federal Income Tax Consequences....................... 28
         Accounting Treatment........................................... 29
         No Appraisal Rights............................................ 30

MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS................. 30
         Secondary and Market Prices for Units.......................... 30
         Distributions to Unitholders................................... 31

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF......................... 32

IDENTITY AND BACKGROUND OF CERTAIN PERSONS.............................. 32

AVAILABLE INFORMATION................................................... 36

GLOSSARY OF DEFINED TERMS............................................... 37

EXHIBITS...................................................................37

EXHIBIT A:   Purchase Agreement, dated as of the Effective Date, by and between the Partnership and the Purchaser....................A-1

EXHIBIT B:   Amendment to Purchase Agreement, dated December 19, 1997,
             by and between the Partnership and the Purchaser.............B-1

EXHIBIT C:   Proposed Amendments to Amended and Restated Agreement
             of Limited Partnership.......................................C-1

EXHIBIT D:   Annual Report of Partnership on Form 10-K for the year
             ended December 31, 1996......................................D-1

EXHIBIT E:   Quarterly Report of Partnership on Form 10-Q for the
             quarter ended September 30, 1997.............................E-1

EXHIBIT F:   Form of Consent Card.........................................F-1

================================================================================



                               PURCHASE AGREEMENT

                                     BETWEEN

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A CALIFORNIA LIMITED PARTNERSHIP

                              (THE "PARTNERSHIP"),

                                       AND

                     GLENBOROUGH REALTY TRUST INCORPORATED,
                             A MARYLAND CORPORATION
                                       AND
                          GLENBOROUGH PROPERTIES, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP
                           (COLLECTIVELY, "PURCHASER")


                           RELATING TO THE PROPERTIES
                                COMMONLY KNOWN AS


               GATEWAY PROFESSIONAL CENTER, SACRAMENTO, CALIFORNIA
                       PARK PLAZA, SACRAMENTO, CALIFORNIA
                        POPLAR TOWERS, MEMPHIS, TENNESSEE
                                       AND
                 TOTEM VALLEY BUSINESS PARK, SEATTLE, WASHINGTON


                     AND INTERESTS IN THE ENTITIES KNOWN AS


                    MONTROSE OFFICE PARK LIMITED PARTNERSHIP,
                         A MARYLAND LIMITED PARTNERSHIP
                       MONTROSE OFFICE PARK JOINT VENTURE,
                  A MARYLAND SINGLE PURPOSE GENERAL PARTNERSHIP
                                       AND
                        EQUITEC VENTURE CORP. III, INC.,
                            A CALIFORNIA CORPORATION

================================================================================

                               PURCHASE AGREEMENT
                            PRUDENTIAL-BACHE/EQUITEC

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
List of Addenda...........................................................  A-3

List of Exhibits..........................................................  A-4

List of Schedules.........................................................  A-5

1.   Definitions..........................................................  A-6

2.   Agreement to Purchase and Sell.......................................  A-6

3.   Consideration........................................................  A-6

4.   Conditions to Closing/Totem Valley Lease.............................  A-8

5.   Closing and Escrow...................................................  A-11

6.   Closing Adjustments and Prorations...................................  A-12

7.   The Partnership's Representations and Warranties/Property
     Condition............................................................  A-16

8.   Purchaser's Representations and Warranties...........................  A-18

9.   Indemnification by Purchaser.........................................  A-20

10.  Risk of Loss.........................................................  A-21

11.  Condemnation.........................................................  A-22

12.  The Partnership's Continued Operation of the Properties..............  A-22

13.  Cooperation Before Closing...........................................  A-23

14.  Non-Consummation of the Transaction..................................  A-24

15.  Miscellaneous........................................................  A-25


Addenda
Exhibits
Schedules

                                 LIST OF ADDENDA

I. Definitions

                                LIST OF EXHIBITS

A.  Assignment and Assumption of Leases

B.  Bill of Sale

C.  Assignment and Assumption of Service Contracts,
    Warranties and Guaranties, and Other Intangible Property

D.  Certificate of the Partnership Other Than an Individual
    (FIRPTA Affidavit)

E.  Assignment of Partnership Interests in Montrose Office Park Limited
    Partnership

F. Assignment of Joint Venture/General Partnership Interests in Montrose Office Park Joint Venture

G.  Escrow Agreement

                                LIST OF SCHEDULES


SCHEDULES REFERENCED IN ADDENDUM I (DEFINITIONS)

1.  Description of Land

2.  Permitted Exceptions

3.  Rent Roll

4.  Deferred Maintenance

5.  Loan

6.  Description of Related Property

                               PURCHASE AGREEMENT
                            PRUDENTIAL-BACHE/EQUITEC

     THIS PURCHASE AGREEMENT ("Agreement") is dated as of the Effective Date (as defined in Addendum I hereto) by and among Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership") and Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Glenborough Properties, L.P., a California limited partnership ("GPLP") (collectively, "Purchaser").

                                    RECITALS

     A. Purchaser desires to acquire the Property (as defined in Addendum I below) and the Interests (as defined in Addendum I attached hereto) (the Interests, together with the Property, the "Assets") from the Partnership and the Partnership desires to sell the Assets to Purchaser, upon the terms and subject to the conditions set forth in this Agreement (the "Sale").

     B. Following such Sale, the Partnership intends to liquidate itself and distribute its net assets (including the proceeds of such Sale) to its General Partners (as defined in Addendum I attached hereto) and the holders of the beneficial ownership interest in the limited partnership interests of the Partnership (the "Unitholders").

         NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereby agree as follows:



     1. DEFINITIONS. Terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto.

     2. AGREEMENT TO PURCHASE AND SELL. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, the Partnership agrees to sell the Assets to Purchaser, and Purchaser agrees to acquire the Assets from the Partnership.

     3. CONSIDERATION. The Partnership and Purchaser agree that the total Consideration for the Assets shall be Forty Three Million Five Hundred Twenty Thousand

Dollars ($43,520,000), subject to adjustment for Deferred Maintenance and other matters as provided herein.

          (a) The Consideration shall be comprised of the following components:

               (i) EARNEST MONEY DEPOSIT. Within one (1) business day of the Effective Date, Purchaser shall deposit the Earnest Money in escrow with the Title Company and shall cause the Title Company to provide the Partnership with written confirmation on such date that it has received same. The Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the party entitled thereto pursuant to the terms of this Agreement and the Escrow Agreement. The Earnest Money shall be in the form of cash. In the event the transaction contemplated hereby is consummated, the Earnest Money plus interest accrued thereon shall be credited against Purchaser's payment obligations hereunder.

               (ii) THE LOAN. Provided that the Partnership receives, at Purchaser's expense, the written consent of the holder of the Loan to the Sale not less than thirty (30) days prior to the Closing Date, and subject to delivery of the Release as provided herein, at the Closing, there shall be credited against the Consideration an amount equal to the greater of (i) all amounts claimed by the holder of the Loan as of the Closing Date (other than prepayment fees or similar charges including but not limited to the Fixed Rate Price Adjustment) under a payoff demand submitted to the Title Company and approved by the Partnership, or (ii) the outstanding principal balance of the Loan, together with all accrued unpaid interest thereon as of the Closing Date, and all late charges, penalties or other charges (other than prepayment fees or similar charges including but not limited to the Fixed Rate Price Adjustment) owing under the Loan. In such event, the Loan shall be the responsibility of Purchaser, which may, at its option, acquire the Property subject to the Loan, seek to assume the Loan, refinance the Loan contemporaneously with or after the Closing, retire the Loan at the Closing, or take any other actions with respect to the Loan in whatever manner it sees fit. Should Purchaser assume the Loan, the cost of any assumption fee or related costs shall be the obligation of Purchaser. Any costs related to the Release shall be the obligation of Purchaser. Should Purchaser refinance the Loan, any costs related to such refinancing shall be the obligation of Purchaser. Should Purchaser retire the Loan, any prepayment penalty or similar charge including but not limited to the Fixed Rate Price Adjustment shall be the obligation of Purchaser. In no event shall the Release or the Purchaser's ability to assume, retire or refinance the Loan be a condition to Purchaser's obligations hereunder.

               (iii) CASH. On the Closing Date, Purchaser shall deliver to the Partnership, immediately available funds in an amount equal to the Consideration less (i) the Earnest Money Deposit, as more fully described above and (ii) the amount of the Loan credit as calculated above, and subject to closing adjustments and prorations pursuant to Subsection 6(c) hereof.

          (b) WITHHOLD IF THE PARTNERSHIP A FOREIGN PERSON. The Partnership acknowledges and agrees that, if the Partnership is a foreign person, Purchaser may be required to withhold a portion of the Consideration pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states.

          (c) ALLOCATION OF CONSIDERATION. The Partnership and Purchaser agree to allocate the Consideration as follows, subject to adjustment as provided herein, in accordance with Section 1060 of the Code: Gateway Professional Center - $4,250,000; Park Plaza - $6,670,000; Poplar Towers - $5,000,000;
     Totem Valley Business Park - $7,200,000; Interest in Montrose Office Park Joint Venture - $19,155,600; Interest in Montrose Office Park Limited Partnership - $1,244,300; Interest in Equitec Venture Corp. III, Inc. - $100. Neither the Partnership nor Purchaser shall file any tax return or other document or otherwise take any position which is inconsistent with the allocation determined pursuant to this Subsection.

     4. CONDITIONS TO CLOSING/TOTEM VALLEY LEASE.

          (a) PURCHASER'S CONDITIONS PRECEDENT. Purchaser's Conditions Precedent as set forth below are precedent to Purchaser's obligation to acquire the Assets. The Purchaser's Conditions Precedent are intended solely for the benefit of Purchaser. If any of the Purchaser's Conditions Precedent are not satisfied, Purchaser shall have the right in its sole discretion either to waive such Purchaser's Condition Precedent and proceed with the Sale or terminate this Agreement by written notice to the Partnership and the Title Company.

                    (i) DELIVERIES BY PARTNERSHIP. The Partnership shall fulfill in all material respects its obligations under Section 5(c) hereof, except as otherwise set forth herein.

                    (ii) TITLE POLICY. Title Company shall be committed to issue a Title Policy at Closing for each Property showing fee or leasehold title, as applicable, to such insured Property vested in Purchaser, subject to the Permitted Exceptions.

                    (iii) DEFERRED MAINTENANCE. The Partnership shall have
               completed or shall cause to be completed the Deferred Maintenance on the Properties and the Related Property, or, to the extent such work has not been completed, Purchaser shall receive a credit at Closing, which credit shall be calculated based upon the agreed valuations set forth in Schedule 4.

                    (iv) NO ORDERS, ETC. No stay, order, judgment or decree
               shall have been entered, and not vacated, by a court or administrative agency or other governmental body, in any action which enjoins, materially restrains or prohibits the consummation of the Sale.

                    (v) REQUIRED CONSENTS. All material authorizations,
               consents, permits and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the Sale shall have been obtained.

               (b) THE PARTNERSHIP'S CONDITIONS PRECEDENT. The Partnership's Conditions Precedent as set forth below are precedent to the Partnership's obligation to transfer the Assets, and are intended solely for the benefit of the Part nership. If any of the Partnership's Conditions Precedent are not satisfied, the Partnership shall have the right in its sole discretion either to waive such Partnership's Condition Precedent and proceed with the Sale or terminate this Agreement by written notice to Purchaser and the Title Company.

                    (i) LIMITED PARTNER CONSENT. The Partnership shall have
               received the Consents on or before December 4, 1997.

                    (ii) AMENDMENTS. The Amendment shall have been approved by the Unitholders and executed by the General Partners before Closing.

                    (iii) RELEASE. If the Loan is not retired at Closing, the
               Partner ship shall have received a duly executed release in form and substance acceptable to the Partnership, pursuant to which Purchaser and the holder of the Loan as of the Closing Date shall release the Partnership, PB Properties and the Unitholders from any and all obligations and liabilities under the Loan Documents whether arising before, on or after the Closing Date (the "Release").

                    (iv) NO ORDERS, ETC. No stay, order, judgment or decree
               shall have been entered, and not vacated, by a court or administrative agency or other governmental body, in any action which enjoins, restrains or prohibits the consummation of the Sale.

                    (v) REQUIRED CONSENTS. All authorizations, consents, permits and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the Sale shall have been obtained.

                    (vi) DELIVERIES BY PURCHASER. The Partnership shall have
               received the balance of the total Consideration and the duly executed docu ments to be delivered by Purchaser pursuant to
               Section 5 hereof.

                    (vii) REPRESENTATIONS AND WARRANTIES. The representations
               and warranties of Purchaser shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date, as if made at and as of such date.

          (c) TOTEM VALLEY LEASE. Notwithstanding anything to the contrary contained herein, (i) the consent of the landlord under the Totem Valley Lease to an assignment of such lease shall in no event be a condition to Purchaser's obligation to close hereunder, and (ii) in the event that the landlord under the Totem Valley Lease exercises its right to terminate such lease without cause prior to or after Closing, no such termination shall effect the obligations of Purchaser hereunder or entitle the Purchaser to any credit or offset against the Consideration. The provisions of clause
     (ii) of this subparagraph shall survive the Closing.

     5. CLOSING AND ESCROW.

          (a) CLOSING DATE. The Closing shall be conducted through, and all items to be delivered shall be delivered to, the Title Company, on or before the Closing Date, which may be extended upon mutual written agreement of the parties.

          (b) ESCROW INSTRUCTIONS. Title Company shall hold the Earnest Money in accordance with the provisions of the Escrow Agreement. The Partnership and Purchaser hereby designate Title Company as the Reporting Person for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder.

          (c) THE PARTNERSHIP'S DELIVERIES TO ESCROW. At or before the Closing, the Partnership shall deliver to escrow the following, to the extent they have not already been delivered:

               (i) the duly executed and acknowledged Deeds for each Property (except with respect to the portion of one of the Properties leased by the Partnership under the Totem Valley Lease);

               (ii) a duly executed and acknowledged Assignment and Assumption of Lease with respect to the Totem Valley Lease;

               (iii) duly executed Assignments of Leases for each Property;

               (iv) duly executed Bills of Sale for each Property;

               (v) duly executed Assignments of Contracts for each Property;

               (vi) a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the code), and on which Purchaser is entitled to rely, that the Partnership not a foreign person within the meaning of Section 1445(f)(3) of the Code;

               (vii) a California Form 590 (or equivalent form for another appropriate state) from Purchaser certifying that the Partnership has a permanent place of business in California or such other state and is qualified to do business in California or such other state;

               (viii) the certificates representing 100% of the issued and outstanding shares of Equitec Venture Corp. III, Inc., duly endorsed by the Partnership in blank, or accompanied by stock powers duly executed by the Partnership in blank;

               (ix) the Interests Transfer Documents, duly executed by the Partnership as indicated; and

               (x) such original resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to the Partnership as shall be reasonably required by Purchaser and/or the Title Company in connection with its issuance of each Title Policy.

          (d) PURCHASER'S DELIVERIES TO THE PARTNERSHIP. At or before the Closing, Purchaser shall deliver or cause to be delivered to escrow the following:

               (i) a duly executed and acknowledged Assignment and Assumption of Lease with respect to the Totem Valley Lease;

               (ii) a duly executed Assignment of Leases for each Property;

               (iii) such original resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Purchaser as shall be reasonably required by the Partnership;

               (iv) a duly executed Assignment of Service Contracts for each Property;

               (v) if the Loan is not retired at Closing, the Release; and

               (vi) the Cash.

          (e) PAYMENT OF TAXES. Purchaser shall obtain any stock transfer stamps required and shall properly file, with the cooperation of the Partnership, on a timely basis all necessary tax returns, reports and forms and other documentation with respect to any stamp, transfer, notarial, documentary, sales, use, registration and other similar taxes or fees incurred in connection with the transfer of the Interests, and shall provide to the Partnership appropriate invoices evidencing all payments in connection therewith.

          (f) DEPOSIT OF OTHER INSTRUMENTS. The Partnership and Purchaser shall each deposit such other instruments as are reasonably required by Title Company in connection with its issuance of each Title Policy, provided, however, the Partnership shall have no obligation to execute any owner's affidavits or any indemnity required in order to remove "gap" or "creditors' rights" exceptions.

     6. CLOSING ADJUSTMENTS AND PRORATIONS. With respect to each Property and the Related Property, the following adjustments shall be made to the Consideration, and the following procedures shall be followed:

          (a) BASIS OF PRORATIONS. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 360-day year.

          (b) ITEMS NOT TO BE PRORATED. The Partnership will not assign to Purchaser any of the hazard insurance policies affecting the Properties or the Related Property in force as of the Closing Date. Therefore, there shall be no prorations or adjustments of any kind with respect to insurance premiums.

          (c) CLOSING ADJUSTMENTS. Prior to Closing, Purchaser shall prepare for review, comment and agreement by the Partnership a proration statement for each Property and the Related Property, and each party shall be credited or charged at the Closing, in accordance with the following:

               (i) RENTS. The Partnership shall account to Purchaser for any Rents actually collected by the Partnership or its affiliates for the rent period in which the Closing occurs, and Purchaser shall be credited for its share.

               (ii) EXPENSES.

                    a) PREPAID EXPENSES. To the extent Expenses have been paid prior to the Closing Date for the payment period in which the Closing occurs, the Partnership shall account to Purchaser for such prepaid Expenses, and the Partnership shall be credited for its pro rata share thereof for the period after the Closing Date.

                    b) NON-DELINQUENT UNPAID EXPENSES. To the extent
               non-delinquent Expenses relating to the payment period in which the Closing occurs are unpaid as of the Closing Date but have been billed or are subject to reasonably accurate estimation as outlined below, Purchaser shall be credited for the Partnership's pro rata share of such non-delinquent Expenses for the period prior to the Closing Date (unless already credited pursuant to Section 3(a)(ii)). Purchaser agrees to attempt to obtain partial bills which detail such unpaid Expenses through the Closing Date. To the extent Purchaser is unable to obtain such partial bills, Purchaser agrees to prepare an estimate of such Expenses relating to the payment period in which the Closing occurs, provided that such an estimate may be made with reasonable accuracy based upon prior bills and courses of dealing, and provided further that the Partnership approves the estimate.

                    c) PROPERTY TAXES. For purposes of this Subsection 6(c)(ii)
               hereof, the Title Company shall pro-rate property taxes based on the most recent available tax bills.

                    d) DELINQUENT EXPENSES. Delinquent Expenses shall not be
               adjusted or prorated and shall be borne by the Purchaser.

                         (iii) SECURITY DEPOSITS. The Partnership shall deliver
                    to Purchaser all security deposits, letters of credit and other collateral given to the Partnership under any of the Leases to the extent not applied pursuant to the terms of the Leases prior to the Closing Date.

                    (iv) TOTEM VALLEY LEASE. All rents, charges and other sums due under the Totem Valley Lease shall be prorated as of the Closing Date. Purchaser acknowledges that rent under the Totem Valley Lease is payable annually in advance and that the Partnership shall be entitled to a credit for its pro rata share of such prepaid rent.

               (d) POST-CLOSING ADJUSTMENTS. After the Closing Date and continuing for a period of thirty (30) days thereafter, but in no event after December 26, 1997, the Partnership and Purchaser shall meet from time to time to discuss adjust ments in accordance with the following;

                    (i) NON-DELINQUENT RENTS. If Purchaser collects any
               non-delinquent Rents applicable to the month in which the Closing occurred, the Partnership's pro rata share of such Rents shall be paid to the Partnership immediately upon receipt.

                    (ii) DELINQUENT RENTS. If Purchaser collects from any Tenant
               Rents that were delinquent as of the Closing Date, then such Rents shall be applied in the following order of priority: first, to reimburse Purchaser for all reasonable out-of-pocket third-party collection costs actually incurred by Purchaser in collecting such Rents; second, to satisfy such Tenant's delinquent Rent obligations relating to the period before the Closing Date; and third, to satisfy such delinquent Rent obligations relating to the period including and after the Closing Date. The Partnership shall have no right to pursue the collection of such delinquent Rents. Purchaser agrees to actively pursue collection of such delinquent Rents.

                    (iii) SURVIVAL OF OBLIGATIONS. The obligations of the
               Partnership and Purchaser under Subsection 6(d) hereof shall survive the Closing for a period of thirty (30) days, but in no event later than December 26, 1997, and all such adjustments and payments to the entitled party shall be made prior to that time.

          (e) ALLOCATION OF CLOSING COSTS. Closing costs shall be allocated as set forth below; provided, however, that in the event that any real property transfer taxes which would be due in connection with the transfer of the Related Property are due with respect to the transfer of the Interests, such real property transfer taxes shall be the responsibility of Purchaser, notwithstanding any contrary local custom:


=================================================================================================
                                           Responsible Party
                    -----------------------------------------------------------------------------
                    Gateway
Closing             Prof.                            Poplar          Totem
Expense             Center          Park Plaza       Towers          Valley         Interests
-------             -------         ----------       ------          ------         ----------
Escrow Charges      Equal Split     Equal Split      Equal Split     Equal Split    Equal
                                                                                    Split
Title Charges       Partnership     Partnership      Purchaser       Partnership    Purchaser
Transfer Taxes      Equal Split     Equal Split      Purchaser       Partnership    Equal
                                                                                    Split
Recording Fees      Purchaser       Purchaser        Purchaser       Purchaser      N/A
=================================================================================================


     The provisions of this Subsection 6(e) shall survive the Closing.

          (f) ADJUSTMENTS REGARDING INTERESTS. Except as specifically set forth herein with respect to adjustments, prorations or credits to the Consider ation based upon operations related to the Related Property, there shall be no adjustments, credits or prorations to the Consideration with respect to the transfer of Interests. On and after the Closing all liabilities, debts, obligations, expenses and payables of Montrose Office Park Joint Venture, Montrose Office Park Limited Partnership and Equitec Venture Corp. III, Inc., and of the

     Partnership with respect to the Interests, whether accruing on, before or after the Closing Date, including but not limited to liabilities for Taxes, shall be borne by Purchaser, and Purchaser shall indemnify and hold the Partnership, PB Properties and the Unitholders harmless with respect thereto, provided, however, that the Partnership shall remain liable for any taxes with respect to the Partnership's income or capital gains derived from the transfer of the Interests. The provisions of this Subsection 6(f) shall survive the Closing.

     7. THE PARTNERSHIP'S REPRESENTATIONS AND WARRANTIES/PROPERTY CONDITION.

          (a) ORGANIZATION AND AUTHORIZATION. The Partnership hereby represents and warrants to Purchaser the matters set forth below:

               (i) The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California, and is qualified to do business in the State of California.

               (ii) The Partnership has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by the Partnership and to consummate the transactions contemplated hereby. This Agreement and all documents executed by the Partnership which are to be delivered to Purchaser at Closing are or as of the Closing Date will be duly executed and delivered by the Partnership and are or at the time of Closing will be the legal, valid and binding obligation of the Partnership and is enforceable against the Partnership in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors' Rights Laws. The Partnership is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

               (iii) The individuals executing this Agreement and the instruments referenced herein on behalf of the Partnership and its constituent entities, if any, have the legal power, right and actual authority to bind the Partnership to the terms and conditions hereof and thereof.

               (iv) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (a) violate or conflict, in any material respect, with any provision of the Partnership's organizational documents or any statute, regulation or rule, or, to the Partnership's actual knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which the Partnership is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (b) to the Partnership's actual knowledge result in any material breach or termination of any agreement or other instrument or obligation to which the Partnership is a party (other than any lease) or cause a lien or other encumbrance to attach to any of the Property, or violate the terms and provisions of the organizational documents of Montrose Office Park Limited Partnership, Montrose Office Park Joint Venture or Equitec Venture Corp. III, Inc., a California corporation, which would have a material adverse effect on the ownership of the Property. To the Partnership's actual knowledge, the Partnership is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by the Partnership of all of the material terms and conditions of this Agreement or compliance with any of the material obligations under it.

               (v) The Partnership is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

          (b) PROPERTY CONDITION. The Property is being sold and conveyed by Purchaser to the Partnership "AS IS, WHERE IS, WITH ALL FAULTS", in such condition as the same may be on the Closing Date, without any representations and warranties by the Partnership as to any conditions of the Property, including, without limitation, surface and subsurface environmental conditions, whether latent or patent. The Partnership makes no guarantee, warranty or representation, express or implied, as to the quality, character, or condition of the Property (or any part thereof) or the fitness of the Property (or any part thereof) for any use or purpose or any representation as to the nonexistence of any toxic or hazardous waste. Purchaser shall have no claim, in law or in equity against the Partnership, PB Properties or the Unitholders, based upon the condition of the Property or the failure of the Property to meet any standards. In no event shall the Partnership, PB Properties or the Unitholders be liable for any incidental, special, exemplary or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property. Purchaser represents and warrants to the Partnership that Purchaser has had ample opportunity to make a proper inspection, examination and investigation of the Property to familiarize itself with its condition. Purchaser agrees that it accepts the condition of the Property hereunder, and it shall purchase and accept title to the Property including any and all environmental conditions. In the event that any hazardous substances are discovered on, at or under the Property, Purchaser shall not maintain any action or assert any claim against the Partnership, its successors and their respective members, employees and agents or PB Properties or the Unitholders arising out of or relating to any such hazardous substances, including, without limitation, any action or claim for contribution or the generation, use, handling, treatment, removal, storage, decontamination, cleanup, transport or disposal thereof.

          (c) TITLE TO INTERESTS. To the Partnership's actual knowledge, the Interests are not subject to any liens, encumbrances or claims of creditors other than restrictions on transfer, if any, arising out of federal and state securities laws.

          (d) NO OTHER REPRESENTATIONS OR WARRANTIES. Except as may be expressly set forth herein, neither the Partnership nor any of its affiliates, agents or representatives has made, and neither are making any representation or warranty, written or oral, express or implied, whether of merchantability, quality, suitability or fitness for a particular purpose, with respect to the Property, the Loan, the Related Property, the Interests, any assets, properties, liabilities, business, financial condition or prospects of the entities related to the Interests or any other matter whatsoever, and in making its decision to enter into this Agreement and consummate the Sale, Purchaser has not relied upon any representation, warranty, statement, advice, document, projection or other information of any type provided by the Partnership or its affiliates, agents or representatives other than the representations, warranties, covenants and other agreements expressly set forth in this Agreement, provided, however, the Partnership makes no representation or warranty with respect to the accuracy of Schedules 3, 4, 5 and 6 hereto, or to any Schedule which may be attached to Exhibits B or C hereto.

     8. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser hereby represents and warrants to the Partnership as follows:

          (a) GPLP is a duly organized and validly existing limited partnership in good standing under the laws of the State of California, and GLB is a duly organized and validly existing corporation under the laws of the State of Maryland. This Agreement and all documents executed by Purchaser which are to be delivered to the Partnership at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Purchaser, and are or at the Closing will be legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms, except as the enforcement thereof may be limited by applicable Creditor's Rights Laws, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Purchaser is subject. Purchaser is not presently subject to any bankruptcy, insolvency, reorganization, moratorium or similar proceeding.

          (b) Purchaser has made an independent investigation with regard to the Assets and Purchaser's intended use thereof.

          (c) There is no litigation pending or, to Purchaser's knowledge after reasonable inquiry, threatened, against Purchaser or any basis therefor that might materially and detrimentally affect the ability of Purchaser to perform its obligations under this Agreement. Purchaser shall notify the Partnership promptly of any such litigation of which Purchaser becomes aware.

          (d) Purchaser has adequate funds or available credit resources (independent of the existing Loan) to pay the Consideration (without credit for the Loan) on the Closing Date as provided herein.

          (e) The individuals executing this Agreement and the instruments referenced herein on behalf of Purchaser and its constituent entities, if any, have the legal power, right and actual authority to bind Purchaser to the terms and conditions hereof and thereof.

          (f) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (a) violate or conflict with any provision of Purchaser's organizational documents or any statute, regulation or rule, or, to Purchaser's knowledge after reasonable inquiry, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Purchaser is subject, or (b) result in any breach or the termination of any lease, agreement or other instrument or obligation to which Purchaser is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property, or violate the terms and provisions of the organizational documents of Montrose Office Park Limited Partnership, Montrose Office Park Joint Venture, Equitec Venture Corp. III, Inc. or Purchaser. Purchaser is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Purchaser of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

          (g) All representations and warranties set forth herein shall be true as of the Effective Date and the Closing Date.

     9. INDEMNIFICATION BY PURCHASER. Purchaser agrees to indemnify the Partnership, PB Properties and the Unitholders and defend and hold the Partnership, PB Properties and the Unitholders harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys fees, asserted against, incurred or suffered by the Partnership resulting from or arising out of (i) Purchaser's inspection of the Properties and the Related Property prior to or on the Closing Date; (ii) the operation and maintenance of the Property and the Related Property by Purchaser on and after the Closing Date, including but not limited to any personal injury or property damage first occurring in, on or under the Property or the Related Property during Purchaser's ownership thereof, from any cause whatsoever; (iii) the failure of Purchaser to perform any obligations under the Loan Documents to be performed by the borrower after the Closing Date; (iv) any act or omission to act whether before or after Closing with respect to the Interests; (v) provided the Partnership maintains all insurance currently maintained by the Partnership with respect to the Properties and the Related Property through the Closing Date, the operation and maintenance of the Property and the Related Property prior to the Closing Date, including but not limited to any personal injury or property damage from any cause whatsoever, and (vi) any claim of default or breach of lease, and any acts or omissions by the landlord under the Totem Valley Lease which relate to or arise out of the assignment of such lease hereunder without the consent of the landlord. The provisions of this Section shall survive the Closing or in the case of clause (i) any termination of this Agreement.

     10. RISK OF LOSS.

          (a) NOTICE OF LOSS. If, prior to the Closing Date, any portion of the of the Property or the Related Property suffers a Minor or Major Loss, Purchaser shall immediately notify the Partnership of that fact, which notice shall include sufficient detail to apprise the Partnership of the current status of the Property or the Related Property, as applicable, following such loss.

          (b) MINOR LOSS. Purchaser's obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds collected by the Partnership or its affiliates as a result of such Minor Loss. If the proceeds have not been collected as of the Closing, then the Partnership's or its affiliates' right, title and interest to such proceeds shall be assigned to Purchaser.

          (c) MAJOR LOSS. In the event of a Major Loss, the Partnership shall have the option to adjourn the Closing Date for such reasonable period as may be required to repair the Major Loss, or if the Partnership elects not to repair the Property, Purchaser may, at its option to be exercised by written notice to the Partnership within twenty (20) days of the Partnership's notice to Purchaser of its election, elect to either (i) terminate this Agreement, or (ii) consummate the acquisition of the Assets in accordance with the terms hereof for the full Consideration, subject to the following. If Purchaser elects to proceed with the acquisition of the Assets in accordance with the terms hereof, then the Closing shall be postponed to the later of the Closing Date or the date which is five (5) days after Purchaser makes such election and, upon the Closing, Purchaser shall be given a credit against the Consideration equal to the amount of any insurance proceeds collected by the Partnership or its affiliates as a result of such Major Loss. If the proceeds have not been collected as of the Closing, then the Partnership's or its affiliates' right, title and interest to such proceeds shall be assigned to Purchaser, and the Partnership will cooperate with Purchaser as reasonably requested by Purchaser in the collection of such proceeds. If

     Purchaser fails to give the Partnership notice within such 20-day period, then Purchaser will be deemed to have elected to terminate this Agreement.

     11. CONDEMNATION

     If, prior to the Closing Date, all or any portion of any Property or the Related Property is condemned or taken by eminent domain, then this Agreement shall nevertheless remain in full force and effect without any abatement of the Consideration. In such event, the Partnership shall convey such Property to Purchaser at the Closing in its then condition, and, subject to the rights of the holder of the Loan, Purchaser shall be entitled to receive all net or condemnation awards otherwise payable to the Partnership or its affiliates as a result of such loss or damage and, in full satisfaction of any claims by Purchaser against the Partnership, the Partnership or its affiliates shall assign to Purchaser, without recourse or warranty of any nature whatsoever, all of the Partnership's or its affiliates' right, title and interest in and to any claims the Partnership may have to any condemnation awards, as well as all rights or pending claims of the Partnership or its affiliates with respect to such condemnation or taking of such Property, and the Partnership or its affiliates shall pay to Purchaser all payments theretofore made by such condemning authorities as a result of such loss after deducting therefrom the costs of collection thereof.

     12. THE PARTNERSHIP'S CONTINUED OPERATION OF THE PROPERTIES.

          (a) GENERAL. Except as otherwise contemplated or permitted by this Agreement or approved by Purchaser in writing, from the Effective Date to the Closing Date, the Partnership or its affiliates will operate, maintain, repair and lease each of the Properties and the Related Property in a prudent manner, in the ordinary course of business, on an arm's-length basis and consistent with its past practices (and without limiting the foregoing, the Partnership or its affiliates shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property and the Related Property, enforce leases in all material respects including eviction proceedings against all Tenants with delinquencies in excess of 30 days, pay all costs and expenses of the Property and the Related Property, including, without limitation, debt service, real estate taxes and assessments, and maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Properties or the Related Property or any part thereof or of the Interests, except for dispositions of personal property in the ordinary course of business.

     Between the Effective Date and the Closing, the Partnership or its affiliates shall continue to undertake those capital improvements listed on
     Schedule 4 with respect to the Properties and the Related Property in the ordinary course of business.

          (b) ACTIONS REQUIRING PURCHASER'S CONSENT. Notwithstanding the above terms of this Section, the Partnership shall not, without the prior written approval of Purchaser, take any of the following actions:

               (i) LEASES. Execute or renew any Lease; or terminate any Lease; or modify or waive any material term of any Lease;

               (ii) CONTRACTS. Except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property.

               (iii) LOAN DOCUMENTS. Waive or modify any material term under any Loan Document.

          (c) COST OF TENANT IMPROVEMENTS AND LEASING COMMISSIONS. In connection with any new leases or modifications of existing Leases entered into between the Effective Date and the Closing and approved by Purchaser, the cost of tenant improvement work and leasing commissions shall be prorated between Purchaser and the Partnership in proportion to the ratio between the portion of the new lease term prior to the Closing Date and the portion of the new lease term after the Closing Date.

     13. COOPERATION BEFORE CLOSING. The Partnership and Purchaser shall cooperate and do such acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby. The Partnership shall not be required to pay any sums whatsoever in connection with obtaining the consent of the landlord under the Totem Valley Lease to the assignment of such lease contemplated hereunder, and the Purchaser shall be primarily responsible for obtaining such consent. Prior to the Closing, Purchaser will execute and file, or join in the execution and filing of any application or other document (including, but not limited to, any filing with the Securities Exchange Commission) that may be necessary in order to obtain the authorization, approval or consent of any governmental entity that may be required in connection with the consummation of the Sale, and will use its best efforts to obtain, or, as applicable, to assist the Partnership in obtaining, all such authorizations, approvals and consents.

     14. NON-CONSUMMATION OF THE TRANSACTION. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:

          (a) NO DEFAULT. If the transaction is not consummated for a reason other than a default by one of the parties, then (i) Title Company and each party shall return to the depositor thereof the Earnest Money and all other funds and items which were deposited hereunder; (ii) the Partnership and Purchaser shall each bear one-half of any Escrow cancellation charges. Any return of funds or other items by the Title Company or any party as provided herein shall not relieve either party of any liability it may have for its wrongful failure to close.

          (b) DEFAULT BY THE PARTNERSHIP. If the transaction is not consummated as a result of a default by the Partnership, then Purchaser may as its sole recourse either (i) terminate this Agreement by delivery of notice of termination to the Partnership, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Purchaser, and
     (B) the Partnership shall pay to Purchaser any actual title, escrow, and legal fees incurred by Purchaser, but in no event to exceed $15,000, in which case neither party shall have any further rights or obligations hereunder; or (ii) continue this Agreement pending Purchaser's action for specific performance.

          (c) DEFAULT BY PURCHASER. If the Closing does not occur as a result of a default by Purchaser, then (i) Purchaser shall pay all escrow cancellation charges, (ii) Title Company shall deliver the Earnest Money together with interest earned thereon to the Partnership as its full and complete liquidated damages and its sole and exclusive remedy for Purchaser's default. If the transaction is not consummated because of a default by Purchaser, the Earnest Money together with the interest accrued thereon shall be paid to and retained by the Partnership as liquidated damages. THE PARTIES HAVE AGREED THAT THE PARTNERSHIP'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY PURCHASER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW,
     THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF THE PART

     NERSHIP'S DAMAGES AND AS THE PARTNERSHIP'S EXCLUSIVE REMEDY AGAINST PURCHASER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF PURCHASER.

                     INITIALS: Partnership ___ Purchaser ___

     15. MISCELLANEOUS.

          (a) DISCLOSURE OF TRANSACTION. Except as may be required to comply with the requirements of any applicable laws (including, but not limited to, the Securities Act of 1933, as amended from time to time (the "Securities Act"), and the Securities Exchange Act of 1934, as amended from time to time (the "Securities Exchange Act")), neither party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby except in accordance with the following. The Partnership shall not publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby without the prior written consent of Purchaser, which shall not be unreasonably withheld. Purchaser shall not publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby unless Purchaser has obtained the prior written consent of the Partnership, which shall not be unreasonably withheld.

          (b) POSSESSION. Possession of the Real Property and the Personal Property shall be delivered to Purchaser upon the Closing.

          (c) NOTICES. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express, DHL Worldwide Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either party may from time to time specify in writing to the other.

If to Purchaser:                               If to the Partnership:
Glenborough Realty Trust Incorporated          Prudential-Bache/Equitec
400 South El Camino Real, 11th Floor             Real Estate Partnership

San Mateo, CA 94402-1708                       One Seaport Plaza, 28th Floor
Attention: Andrew Batinovich                   New York, NY 10292-0128
                                               Attention: Mr. Brian J. Martin

with a copy to:                                with a copy to:
Glenborough Realty Trust Incorporated          Skadden, Arps, Slate, Meagher
400 South El Camino Real, 11th Floor             & Flom LLP
San Mateo, CA 94402-1708                       919 Third Avenue
Attention: Stephen Saul                        New York, NY  10022
                                               Attention:  Wallace L. Schwartz

          (d) BROKERS AND FINDERS. Neither party has had any contact or dealings regarding the Assets, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the Sale contemplated herein. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subsection shall survive the Closing.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administrators and assigns. Neither Purchaser nor the Partnership shall have the right to assign its interest in this Agreement. The Partnership's obligations hereunder and under any document executed by the Partnership pursuant to this Agreement shall be joint and several.

          (f) AMENDMENTS. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by the Partnership and Purchaser.

          (g) GOVERNING LAW. This Agreement has been negotiated and executed in New York County, New York and the substantive laws of the State of New York, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

          (h) MERGER OF PRIOR AGREEMENTS. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof.

          (i) ARBITRATION OF DISPUTES. Any controversy, claim, counterclaim, or disputes between or among the parties hereto arising out of or relating to the interpretation, application, breach or enforcement of this Agreement or any related agreements or instruments ("Subject Documents") ("Dispute"), shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association
     (AAA) or Judicial Arbitration and Mediation Services, Inc. (JAMS). If mediation is not used, or if it is used and it fails to resolve the Dispute within 30 days from the date AAA or JAMS is engaged, then the Dispute shall be determined by neutral binding arbitration in accordance with the Commercial Arbitration Rules then in effect of either JAMS or AAA (at the option of the party initiating the arbitration) and Title 9 of the U.S. Code, notwithstanding any other choice of law provision(s) herein or in the Subject Documents. Any controversy concerning whether a Dispute is arbitrable shall be determined by the arbitrator(s). The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. The parties hereto agree that the arbitrator shall be empowered to grant equitable, as well as legal, relief, including, without limitation, the power to compel specific performance of this Agreement. The parties further consent that the initiation of mediation and/or arbitration pursuant to these provisions shall constitute an action or the equivalent for purposes of determining a party's right to file a lis pendens in the official records of the jurisdiction where the Property is/are located. The parties consent that judgment on the award rendered may be entered in any state court sitting in New York County, New York, and that any mediation and/or arbitration shall take place in New York, New York.

          (j) ENFORCEMENT. If either party fails to perform any of its obligations under this Agreement or if a dispute arises between the parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

          (k) TIME OF THE ESSENCE. Time is of the essence of this Agreement.

          (l) SEVERABILITY. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

          (m) MARKETING. The Partnership agrees not to market the Assets or actively solicit competing offers from any other prospective purchasers, unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law require it to take such actions.

          (n) CONFIDENTIALITY. Purchaser and, except as permitted under Section 15(m) above, the Partnership shall each maintain as confidential any and all material or information about the other or, in the case of Purchaser and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and the Partnership, to Purchaser's investment bankers, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law (including, but not limited to, the Securities Act and the Securities Exchange Act).

          (o) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          (p) ADDENDA, EXHIBITS AND SCHEDULES. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporate herein by this reference as though set forth herein in full.

          (q) CONSTRUCTION. Headings at the beginning of each section and subsection are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. In the event the date on which the Partnership or Purchaser is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.

          (r) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS. Except as otherwise expressly set forth herein, none of the representations, warranties and indemnifications contained in this Agreement shall survive the Closing.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

PARTNERSHIP

Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership

By   Prudential-Bache Properties, Inc.,
     a Delaware corporation,
     its General Partner

     By  /s/ BRIAN J. MARTIN
         ------------------------------
         Brian J. Martin
         President

Date:  October 13, 1997

PURCHASER

Glenborough Realty Trust Incorporated,
a  Maryland corporation

By  /s/ ANDREW BATINOVICH
    -----------------------------------
    Andrew Batinovich
    President


Glenborough Properties, L.P.,
a California limited partnership

By Glenborough Realty Trust Incorporated, a Maryland corporation, its General Partner


    By  /s/ ANDREW BATINOVICH
        --------------------------------
        Andrew Batinovich
        President

Date:  October 9, 1997

                                   ADDENDUM I

                                   DEFINITIONS

Terms used in this Agreement shall have the meanings set forth below:

1. ADDITIONAL RENTS. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of operating expenses or common area expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease.

2. AGREEMENT. This Agreement between the Partnership and Purchaser, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference.

3. AMENDMENTS. The amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership (as defined therein) to permit (a) the purchase by an affiliate of Glenborough of the Assets, and (b) the effectuation of the Plan by the Partnership's General Partners on behalf of the Partnership.

4. ASSIGNMENT AND ASSUMPTION OF LEASE. An Assignment and Assumption of Lease, without recourse, in form acceptable to the Partnership in its sole discretion, with respect to the Partnership's interest, as tenant, under the Totem Valley Lease.

5. ASSIGNMENT OF CONTRACTS. An Assignment and Assumption of Service Contracts, Guaranties and Warranties and Other Intangible Property in the form of Exhibit D attached hereto.

6. ASSIGNMENT OF LEASES. An Assignment and Assumption of Leases in the form of Exhibit B attached hereto.

7.   ASSETS. The Property, together with the Interests.

8.   BILL OF SALE. A Bill of Sale in the form of Exhibit C attached hereto.

9. CASH. Immediately available funds to be paid by Purchaser at the Closing, as provided in Section 3 hereof.

10.  CODE. As defined in Section 3(b) hereof.

11. CLOSING. The delivery of the Deeds, and the Assignment and Assumption of Lease, and the other documents required to be delivered hereunder and the payment of the Consideration.

12. CLOSING DATE. The first Tuesday that is not less than five days after the Partnership's receipt of the Consents, subject to extension as provided herein, but in no event later than December 9, 1997.

13. CONSENTS. The written consent of the Unitholders to the Plan pursuant to the Solicitation of Consents.

14. CONSIDERATION. The total consideration to be paid by Purchaser to the Partnership as described in Section 3 hereof.

15. CONTRACTS. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property or the Related Property, if any.

16. CREDITORS' RIGHTS LAWS. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity.

17. DEED. A quit claim deed or deed without covenants if a quit claim deed can not be utilized in a jurisdiction where a Property is located; so long as the Title Company is willing to issue a policy of title insurance which is customary in the applicable jurisdiction containing no exceptions from coverage solely out of the delivery by the Partnership of a quit claim deed or deed without covenants).

18. DEFERRED MAINTENANCE. Those items of deferred maintenance for the Properties and the Related Property, as shown on Schedule 4 attached.

19.  EARNEST MONEY. An earnest money deposit paid by Purchaser pursuant to
     Section 3 hereof, in the amount of $1,000,000.

20. EFFECTIVE DATE. The date this Agreement is signed by the Partnership or Purchaser, whichever signs last.

21. ESCROW AGREEMENT. The Escrow Agreement attached hereto as Exhibit G, to be executed by Title Company, the Partnership and Purchaser simultaneously with the execution of this Agreement.

22. EXPENSES. All operating expenses normal to the operation and maintenance of the Property and the Related Property, including without limitation real property taxes and assessments; current installments of any improvement bonds or assessments which are a lien on the Property or the Related Property or which are pending and may become a lien on the Property or the Related Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; permits, licenses and inspection fees; and interest on the Loan.

23.  FIXED RATE PRICE ADJUSTMENT. As defined in the Loan Documents.

24.  FIXED RENTS. The fixed periodic rental payments under any Lease.

25. GENERAL INTANGIBLES. To the extent assignable, all general intangibles relating to design, development, operation, management and use of the Real Property; all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of the Real Property and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of the Partnership's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, used at or relating to the Real Property.

26. GENERAL PARTNERS. Collectively, Glenborough Corporations, Robert Batinovich, and Prudential-Bache Properties, Inc.

27.  GLB. Glenborough Realty Trust Incorporated, a Maryland corporation.

28.  GPLP. Glenborough Properties, L.P., a California limited partnership.

29.  GLENBOROUGH. Glenborough Corporation, together with Robert Batinovich.

30. IMPROVEMENTS. All buildings, parking lots, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by the Partnership and constitute realty under the laws of the state in which the Land is located.

31. INTERESTS. All of the Partnership's direct and indirect interests in a joint venture whose sole asset is the Related Property, said Interests being more particularly described as follows: all right, title and interest of the Partnership in and to Montrose Office Park Limited Partnership, a Maryland limited partnership, Montrose Office Park Joint Venture, a Maryland single purpose general partnership, and Equitec Venture Corp. III, Inc., a California corporation.

32. INTERESTS TRANSFER DOCUMENTS. An Assignment of Partnership Interests in Montrose Office Park Limited Partnership and An Assignment of Joint Venture/General Partnership Interest in Montrose Office Park Joint Venture, in the form set forth in Exhibits E and F attached hereto.

33. LAND. The land described in Schedule I attached hereto, together with all appurtenances thereto, including without limitation easements and mineral and water rights.

34. LEASES. The leases listed in the Rent Roll, together with any leases approved by Purchaser pursuant to Section 12 hereof.

35.  LOAN. The mortgage loan or loans described in Schedule 5 attached hereto.

36. LOAN DOCUMENTS. All notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by the Partnership and all amendments, modifications and supplements thereto relating to the Loan.

37. MAJOR LOSS is defined as any damage or destruction to any Real Property or to the Related Property as to which the cost to repair exceeds 10% of the Consideration.

38. MINOR LOSS is defined as any such damage or destruction that is not a Major Loss.

39.  PARTNERSHIP. As defined in the recitals hereto.

40. PARTNERSHIP'S CONDITIONS PRECEDENT. Conditions precedent to the Partnership's obligations to consummate this transaction, as set forth in
     Section 4 hereof.

41. PB PROPERTIES. Collectively, Prudential-Bache Properties, Inc. and its affiliates.

42.  PERMITTED EXCEPTIONS. The Leases and the exceptions to title set forth on
     Schedule 2 hereto.

43. PERSONAL PROPERTY. All of the Partnership's right, title and interest in and to the personal property and any interest therein owned by the Partnership, if any, located on the Real Property and used in the operation or maintenance of the Real Property, including, without limitation, all licensed software and any personal computer based security system.

44. PLAN. The plan of action, which consists of (i) the Sale, (ii) the Amendments, and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation.

45. PROPERTY. The Partnership's fee or leasehold interest, as applicable, in the Real Property, together with the Leases, the Personal Property, the General Intangibles, and the Contracts.

46.  PURCHASER. As defined in the recitals hereto.

47. PURCHASER'S CONDITIONS PRECEDENT. Conditions precedent to Purchaser's obligation to consummate this transaction, as set forth in Section 4 hereof.

48.  REAL PROPERTY. The Land and Improvements.

49. RELATED PROPERTY. That certain real property and improvements located in Rockville, Maryland, and commonly known as the Montrose Office Park, as more particularly described on Schedule 6.

50.  RELEASE. As defined in Subsection 4(b)(ii) hereof.

51. RENT ROLL. The list of each of the Leases as of the date of this Agreement, attached hereto as Schedule 3.

52.  RENTS. Fixed Rents and Additional Rents.

53.  SALE. As defined in the recitals hereto.

54.  SECURITIES ACT. As defined in Section 15(a) hereof.

55.  SECURITIES EXCHANGE ACT. As defined in Section 15(a) hereof.

56. SERVICE CONTRACTS. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like.

57. SOLICITATION OF CONSENTS. The solicitation of written consents by Prudential-Bache Properties, Inc. in its capacity as the managing general partner of the Partnership.

58. TAXES. All net income, capital gains, gross income, gross receipt, sales, use, transfer, ad valorem, franchise, tariffs, profits, license, capital, withholding, payroll, employment, excise, goods and services, severance, stamp, occupation, premium, property, windfall profits or other tax or customs duties, or any interest, any penalties, additions to tax or additional amounts incurred or accrued under applicable tax law or assessed or charged by any taxing authority.

59.  TENANT(S). Each and all tenants as listed on the Rent Roll.

60. TITLE COMPANY. Chicago Title Insurance Company, whose address is: 700 South Flower Street, Suite 900, Los Angeles, CA 90017.

61. TITLE POLICY. A policy of extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70), issued by Title Company in the amounts set forth below, subject to adjustment in accordance with any adjustments in the portion of the Consideration applicable to such Properties, showing fee or leasehold title, as applicable, vested in Purchaser subject only to the Permitted Exceptions: Gateway Professional Center - $4,250,000; Park Plaza - $6,670,000; Totem Valley Business Park - $7,200,000; Poplar Towers - $5,000,000.

62. TOTEM VALLEY LEASE. Lease dated March 15, 1987, by and between Burlington Northern Railroad Company, as landlord, and the Partnership, as tenant, as amended by agreement by and between The Burlington Northern And Santa Fe Railway Company and the Partnership, a memorandum of which amendment was recorded on

     April 9, 1997, which lease relates to "Parcel H" on the legal description for Totem Valley Business Park, Seattle Washington, set forth on Schedule 1 attached hereto.

63.  UNITHOLDERS. As defined in the recitals hereto.

                                    EXHIBIT A

                       ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") dated as of ______________, 1997, is entered into by and between Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership ("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                              W I T N E S S E T H:

     WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as ________________ (the "Property") as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the "Leases"); and

     WHEREAS, Assignor has entered into that certain Purchase Agreement (the "Agreement") by which title to the Property is being transferred to Assignee; and

     WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

          1. Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee, without recourse, all of its right, title and interest in and to the Leases, and any guarantees related thereto.

          2. Effective as of the Closing Date, Assignee hereby assumes all of the lessor's obligations arising after the Closing Date under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, arising out of facts or circumstances occurring subsequent to the Closing Date and arising out of the lessor's obligations under the Leases.

          3. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Agreement.

          4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

          5. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

          6. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNEE                                   ASSIGNOR
Glenborough Properties, L.P.,              Prudential-Bache/Equitec Real Estate
a California limited partnership           Partnership,
                                           a California limited partnership

By Glenborough Realty Trust Incorporated,  By Prudential-Bache Properties, Inc.,
   a Maryland corporation,                 a Delaware corporation,
   its General Partner                     its General Partner

   By                                      By
      -----------------------------------     ----------------------------------
      Name:                                   Name:
      Title:                                  Title:

                                    EXHIBIT A
                     TO ASSIGNMENT AND ASSUMPTION OF LEASES

                            REAL PROPERTY DESCRIPTION

                                   SCHEDULE 1
                     TO ASSIGNMENT AND ASSUMPTION OF LEASES

                                    RENT ROLL

                                    EXHIBIT B

                                  BILL OF SALE


     For good and valuable consideration the receipt of which is hereby acknowledged, Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), does hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Purchaser"), all personal property owned by the Partnership and located on or in or used in connection with the Real Property (as defined in that certain Purchase Agreement relating to the real property, between the Partnership and Purchaser), including, without limitation, those items described in Schedule 1 attached hereto.


     Dated: _____________, 1997

PARTNERSHIP

Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership

By  Prudential-Bache Properties, Inc.,
    a Delaware corporation,
    its General Partner

    By
      --------------------------------------------
         its
            --------------------------------------

                                   SCHEDULE 1
                                 TO BILL OF SALE

                                PERSONAL PROPERTY

                                    EXHIBIT C

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

         This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of _______, 1997, by Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership ("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee"), pursuant to that certain Purchase Agreement (the "Agreement") between Assignor and Assignee relating to the Real Property (as defined in the Agreement).

         For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement),
Assignor hereby assigns and transfers unto Assignee, without recourse, all of its right, title, claim and interest in and under:

          (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

          (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

          (c) any General Intangibles (as defined in the Agreement).

     Assignor and Assignee further hereby agree and covenant as follows:

          1. Effective as of the Closing Date, Assignee hereby assumes all of Assignor's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Closing Date and arising out of the owner's obligations under the Service Contracts.

          2. Assignor and Assignee shall, at the reasonable request of the other party, execute, acknowledge, and deliver any further instruments to carry out effectively the intent of this Assignment.

          3. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

          4. This Assignment shall be governed by and construed in accordance with laws of the State of New York.

          5. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNEE                                  ASSIGNOR

Glenborough Properties, L.P.,             Prudential-Bache/Equitec Real Estate
a California limited partnership          Partnership,
                                          a California limited partnership

By Glenborough Realty Trust Incorporated, By  Prudential-Bache Properties, Inc.,
   a Maryland corporation,                    a Delaware corporation,
   its General Partner                        its General Partner

   By                                         By
     -----------------------------------         -------------------------------
     Name:                                       Name:
     Title:                                      Title:

                                    EXHIBIT A
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

                            REAL PROPERTY DESCRIPTION

                                   SCHEDULE 1
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

                            WARRANTIES AND GUARANTIES

                                   SCHEDULE 2
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

                                SERVICE CONTRACTS

                                    EXHIBIT D

                            CERTIFICATE OF TRANSFEROR
                            OTHER THAN AN INDIVIDUAL
                               (FIRPTA AFFIDAVIT)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located at _________, __________, that withholding of tax is not required upon the disposition of such U.S. real property interest by Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), the undersigned hereby certifies the following on behalf of the Partnership:

          1. The Partnership is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

          2. The Partnership's U.S. employer identification number is 94-2949474; and

          3. The Partnership's office address is Prudential-Bache/Equitec Real
                                                 Estate Partnership
                                                 One Seaport Plaza, 28th Floor
                                                 New York, NY 10292-0128

     The Partnership understands that this certification may be disclosed to the Internal Revenue Service by Purchaser and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Partnership.

         Dated:  __________, 1997


                                         ---------------------------------------

                                         ---------------------------------------
                                         on behalf of:

                                         Prudential-Bache/Equitec Real Estate
                                         Partnership,
                                         a California limited partnership

                                    EXHIBIT E
                       ASSIGNMENT OF PARTNERSHIP INTERESTS
                                       IN
                    MONTROSE OFFICE PARK LIMITED PARTNERSHIP

     The undersigned Assignor (the "Assignor") owns a 99.992% general partnership interest (the "Partnership Interest") in Montrose Office Park Limited Partnership, a Maryland limited partnership (the "Partnership") formed pursuant to that certain Certificate and Agreement of Limited Partnership dated as of June 13, 1980 and recorded in Liber 5536, at folio 195 in the Clerk's Office of Montgomery County, Maryland, as amended by First Amendment of Certificate and Agreement of Limited Partnership made as of March 1, 1981, and as restated by Restated Certificate of Limited Partnership dated October 15, 1984 and as further amended (insert re any further amendments) (the "Partnership Agreement").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers and assigns, without recourse, 100% of the Partnership Interest to Glenborough Properties, L.P., a California limited partnership, including, but not limited to, all of the capital, profits, losses and distributions of the Partnership and each item of income, loss, deduction and credit and any other items to which the Partnership Interest is entitled. The Partnership Interest constitutes all of the right, title and interest of the Assignor as a partner, general or limited, in the Partnership.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment of Partnership Interest on this ___ day of _______________, 1997.

PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP a California limited partnership

         By: Prudential-Bache Properties, Inc.,
             a Delaware corporation,
             its General Partner

             By: ______________________________
                      Name:
                      Title:

                                    EXHIBIT F

            ASSIGNMENT OF JOINT VENTURE/GENERAL PARTNERSHIP INTERESTS
                                       IN
                       MONTROSE OFFICE PARK JOINT VENTURE

         The undersigned Assignor (the "Assignor") owns a 93.9% General Partnership interest (the "Partnership Interest") in Montrose Office Park Joint Venture, a Maryland single purpose general partnership (the "Partnership") formed pursuant to that certain Joint Venture Agreement dated as of November 12, 1981 and as amended (insert re any further amendments) (the "Agreement").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers and assigns, without recourse, 100% of the Partnership Interest to Glenborough Properties, L.P., a California limited partnership, including, but not limited to, all of the capital, profits, losses and distributions of the Partnership and each item of income, loss, deduction and credit and any other items to which the Partnership Interest is entitled. The Partnership Interest constitutes all of the right, title and interest of the Assignor as a partner in the Partnership.

        IN WITNESS WHEREOF, the Assignor has executed this Assignment of Partnership Interest on this __________ day of _____________, 1997.

PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP a California limited partnership

         By:  Prudential-Bache Properties, Inc.,
              a Delaware corporation,
              its General Partner

              By: ______________________________
                  Name:
                  Title:

                                   SCHEDULE G

                                ESCROW AGREEMENT

         Agreement made this ____ day of October, 1997 by and among Glenborough Realty Trust Incorporated and Glenborough Properties, L.P. (Collectively
"PURCHASER"), and Prudential-Bache/Equitec Real Estate Partnership ("SELLER"), and Chicago Title Insurance Company, Inc., as escrow agent ("ESCROW AGENT").

     1. The Parties hereto agree that the sum of $1,000,000 (the "ESCROW AMOUNT"), to be held pursuant to a Purchase Agreement between Seller and Purchaser of even date herewith (the "CONTRACT"), shall be held in escrow by the Escrow Agent upon the terms and conditions set forth herein.

     2. (a) The Escrow Agent shall deliver the Escrow Amount then in its possession in accordance with Paragraph 3 hereof to Seller (i) upon the Closing, as that term is used in and in accordance with the Contract or (ii) in the event that Seller makes a written demand therefor stating that Purchaser has failed to perform Purchaser's obligations under the Contract.

          (b) Escrow Agent shall return the Escrow Amount then in its possession in accordance with Paragraph 3 hereof to Purchaser in the event that Purchaser makes a written demand therefor stating (i) that Seller has failed to perform Seller's obligations under the Contract or (ii) that Purchaser is otherwise entitled to the return of the Escrow Amount in accordance with the terms of the Contract.

          (c) In the event that Escrow Agent intends to release the Escrow Amount and any interest earned thereon in accordance with Paragraph 3 hereof to either party pursuant to Paragraph 2(a)(ii) or 2(b) hereof, then Escrow Agent shall give to the other party not less than ten days prior written notice of such fact and, if Escrow Agent actually receives written notice during such ten day period that such other party objects to the release, then Escrow Agent shall not release the Escrow Amount and any such dispute shall be resolved as provided herein.

          (d) In the event that a dispute shall arise as to the disposition of the Escrow Amount or any other funds held hereunder in escrow, Escrow Agent shall have the right, at its option, to either hold the same or deposit the same with a court of competent jurisdiction pending decision of such court, and Escrow Agent shall be entitled to rely upon the decision of such court.

          (e) Escrow Agent may commingle the Escrow Amount with other funds held in its "trustees account".

          (f) Escrow Agent shall hold the Escrow Amount in a savings bank account or a liquid assets account in the City of Los Angeles bearing interest at such rate as may from time to time be paid or invest the Escrow Amount in U.S. Treasury Bills or other securities guaranteed by the Government of the United States of America. The rate of interest or yield need not be the maximum available and deposits, withdrawals, purchases and sales shall be made in the sole discretion of Escrow Agent, which shall have no liability whatsoever therefor except for its gross negligence or willful misconduct. Discounts earned shall be deemed interest for the purposes hereof.

          (g) Escrow Agent shall have no liability whatsoever arising out of or in connection with its activity as Escrow Agent except for its gross negligence or willful misconduct. Seller and Purchaser jointly and severally agree to indemnify and hold harmless Escrow Agent from and against any and all loss, cost, claim, cause of action, damage, liability and expense (including attorneys' fees and court costs) which may be incurred by reason of its acting as Escrow Agent.

          (h) Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of a court issuing any such judgment. Escrow Agent may act in reliance upon (i) any instrument or signature believed to be genuine and duly authorized, and
     (ii) advice of counsel in reference to any matter or matters connected herewith.

          (i) Any notice, demand or other communication to Escrow Agent hereunder shall be in writing and delivered in person or sent by certified mail, return receipt requested, postage prepaid, addressed to Escrow Agent as follows:

                Chicago Title Insurance Company
                700 South Flower Street, Suite 900
                Los Angeles, California  90017
                Attention:  _______________________

     The same shall be deemed given on the date delivered, if delivered in person, or on the third business day following the date of mailing the same, if mailed.

     3. The interest, if any, earned on the Escrow Amount shall be for the account of the party entitled to the Escrow Amount hereunder. At the Closing, such interest shall be a credit against the Purchase Price.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           Purchaser:

                           Glenborough Realty Trust Incorporated


                           By:______________________________
                             Name:
                             Title:


                           Glenborough Properties, L.P.:

                           By Glenborough Realty Trust Incorporated


                                By:______________________________
                                      Name:
                                      Title:


                           Seller:

                           Prudential-Bache/Equitec Real Estate Partnership

                           By: Prudential-Bache Properties, Inc.,
                                    its general partner


                                 By:______________________________
                                    Brian J. Martin
                                    President


Chicago Title Insurance Company, Inc., as Escrow Agent


By:_____________________________
  Name:
  Title:

                                   SCHEDULE 1

                               DESCRIPTION OF LAND

Legal Descriptions of the following properties attached:

1.  Gateway Professional Center, Sacramento, California

2.  Park Plaza, Sacramento, California

3.  Poplar Towers, Memphis, Tennessee

4.  Totem Valley Business Park, Seattle, Washington

                                   SCHEDULE 2

                              PERMITTED EXCEPTIONS



Current real property taxes and assessments not yet due and payable, the lien of any unpaid real property taxes and assessments for periods prior to the period in which the Closing occurs, standard utility, access, and related easements and licenses, covenants, conditions and restrictions currently of record, matters which an accurate survey of the Real Estate would disclose, parties in possession, all those matters affecting title over which the Title Company would provide coverage at no additional premium based upon an affidavit from the owner of the Property (it being expressly understood that the Partnership shall have no obligation to execute any such owner's affidavit or any indemnity required in order to remove standard "gap" or "creditors' rights" exceptions to title coverage), and all other matters affecting title, together with the Leases and the Loan and any and all other monetary liens affecting the Property or matters which might result in monetary liens affecting the Property.

                                   SCHEDULE 3

                                    RENT ROLL



                                             SCHEDULE 4

                                        DEFERRED MAINTENANCE


                     TOTEM        POPLAR                           PARK                         GATEWAY
    Item #          VALLEY        TOWERS         MONTROSE         PLAZA          GATEWAY      EXEC SUITES
--------------- --------------- ----------      ----------     -----------     -----------   --------------

        1           1,758          2,751           1,900          79,200           2,100          4,800
        2             865        128,000           3,500          76,500          17,400         13,691
        3                         43,000           3,300                          16,900          6,000
        4                         68,000           5,700
        5                        257,500          14,000
        6                         16,400
        7                         20,000
        8                         52,000
        9                         24,200
       10                          7,800
       11
       12
    TOTAL           2,623        619,651          28,400         155,700          36,400         24,491
          --------------------------------------------------------------------------------------------------
    GRAND
    TOTAL         867,265


                PRUDENTIAL/BACHE-EQUITEC REAL ESTATE PARTNERSHIP

                           DEFERRED MAINTENANCE ITEMS

TOTEM VALLEY

1. Curbing is cracked and deteriorating, and needs replacing at a cost of $2,705,00. The worst areas were replaced in 1996 at a cost of $1,750.00. 750 s.f. of sidewalks are damaged and require replacement at a cost of $6,448.27.

                              PARTIALLY COMPLETED - REMAINING COST EQUALS $1,758

2. City of Kirkland is requiring all commercial buildings' fire alarm panels to be monitored per new ordinance in effect July 1, 1997. We will need to install a monitoring panel in each of seven buildings and provide two telephone lines to each panel location. In addition to this capital cost, monthly monitoring service and telephone lines will cost approximately $58/mo. for each building. These expenses are included in operating costs. Included in cost are monitoring panels at $5,599.35, installation of 14 telephone lines at $625.

                              PARTIALLY COMPLETED - REMAINING COST EQUALS $865

POPLAR TOWERS

1. Tenant Signage: Designer signage for renovated floors will include ADA requirements for tenant doors, common area doors, i.e., rest rooms, janitors closets and individual floor directories. Approximate cost is $850 per floor for 8 floors.

                              PARTIALLY COMPLETED - REMAINING COST EQUALS $2,751

2. Rest Room Renovation: Renovation of men's and ladies rest rooms on all floors. Scope of work to include new tile floors, new vinyl, lighting, painting of stalls and new sink, fixtures and cabinets. Cost per rest room:
     $8,000.

                                                                       $128,000

3. Window Film: The solar film on the east, west, and south sides of the building was applied 20 years ago. Replace with a P-18 film manufactured by 3M. Clean outside windows at same time.

                                                                         $43,000

4. Common Area Improvements: Renovation of common areas on all floors. The common area hallways will cost approximately $8,500 per floor. The scope of work will include carpet, base, new vinyl, paint, sheet rock over existing aggregate wall and lower elevator buttons.

                                                                         $68,000

5. Paint and Seal Exterior of Building: The building's exterior paint continues to deteriorate, in some areas whole sections have stripped off. The Aluminum must be stripped of all paint and have a special aluminum paint applied, the aggregate sealed, and a clear coat applied to the concrete.

                                                                        $257,500

6. Electric Panel: Replacement of one each hi and low voltage electrical panel boxes. The existing panel boxes are obsolete. A floor replacement is necessary to avoid major power problems in the future. The 2nd and 3rd floors have been done. 9 floors at $1,822 per floor.

                                                                         $16,400

7. Asphalt Pavement Repair and Seal: Replacement of deteriorated areas, removal of oil spills, seal coat and stripe.

                                                                         $20,000

8. Electronic Ballast: Conversion to electronic ballast and octron bulbs as the start of a building wide replacement. The retrofit is required by the new Energy Policy Act. 11 floors at $4,731 per floor.

                                                                         $52,000

9. Replace canopy at main entrance, refurbish the main lobby area with new wall covering and paint.

                                                                         $24,200

10. Common Area Stairwells: Paint walls, ceiling and handrails of east and west stairwell.
                                                                          $7,800

MONTROSE

1. Installation of fail-safe electric locks on stairwell exit doors per Fire Marshall inspection (fire code) for 3202 and 3206.

                                                                          $1,900

2. Parking Structure - repair precast double T's plus various other structural repairs to concrete.

                                                                          $3,500

3. Parking Structure Lights - Repair/replacement of wire cages, light fixtures and equipment as well as conduit.

                                                                          $3,300

4. Dumpster enclosure - furnish and install concrete pad and fence area around dumpsters.

                                                                          $5,700

5.   Cooling tower fill replacements - 4 buildings at $3,500 per building.

                                                                         $14,000

PARK PLAZA

1. Restroom retrofit for ADA and refurbish for floors 2, 3, 4 and 7 (2 restrooms per floor), including remove and replace flooring and wallcoverings, replace vanity countertops, new toilet partitions per ADA, ADA faucets.

                                                                         $79,200
2.   Roof replacement.

                                                                         $76,500

GATEWAY EXECUTIVE SUITES

1.   Paint existing tenants' suites not yet renovated.

                                                                          $4,800

2.   Carpet existing tenants' suites not yet replaced.

                                                                         $13,961

3.   Upgrade lobby furniture.

                                                                          $6,000

GATEWAY PROFESSIONAL CENTER

1.   Replace worn out components of security garage gate.

                                                                          $2,100

2.   Restore building facade, which has oxidized and is stained.

                                                                         $17,400

3.   Replace penthouse roof.

                                                                         $16,900

                                   SCHEDULE 5

                                      LOAN

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                              WELLS FARGO BANK LOAN
                        $26,650,000 ONE YEAR BRIDGE LOAN

BORROWERS:                  Prudential-Bache/Equitec Real Estate Partnership, a
                            California limited partnership; and Montrose Office
                            Park Joint Venture, a Maryland joint venture

SECURED PROPERTIES:         1. Gateway Professional Center, Sacramento, CA
                            2. Park Plaza, Sacramento, CA
                            3. Poplar Towers, Memphis, TN
                            4. Totem Valley Business Park, Kirkland, WA
                            5. Montrose Office Park, Rockville, MD

RECORD DATE:                December 20, 1996

MATURITY DATE:              December 9, 1997

LOAN AMOUNT:                $26,650,000

LENDER:                     Wells Fargo Bank
                            333 South Grand Ave., #900
                            Los Angeles, Calif. 90071
                            David Weber, Regional Vice President
                            (415) 396-8200

INTEREST RATE:              LIBOR plus 350 basis points. 30 day LIBOR contracts
                            automatically set by Wells Fargo Bank. Notice of each rate set provided by fax to borrower.

LOAN ASSUMPTION:            The loan is not assumable.

MONTHLY PAYMENT:            Interest only, no amortization. Monthly payment
                            will vary depending on 30 day LIBOR rate.

AMORTIZATION:               None.

DUE DATE OF PAYMENTS:       Interest payments are due on the 1st day of each
                            month with a 15 day grace period.

LATE PAYMENT FEES:          4% of the installment due.

PREPAYMENT:                 The loan is prepayable at any time in full without
                            penalty (except for LIBOR contract breakage costs,
                            if any). No partial payments or partial releases.
NON-RECOURSE:               The loan is non-recourse to the borrower.

GUARANTORS:                 Glenborough Corporation and Robert Batinovich
                            have guaranteed the standard non-recourse carve outs in the loan.

GUARANTOR REPORTING:        Within 90 days of fiscal year end, balance sheet and
                            income statements from the guarantors.

BORROWER FINANCIAL          o Property operating statements and rent rolls
REPORTING:                    within 15 days of the end of each month.

                            o Balance sheet and income statement for the
                              borrower within 90 days of the end of the year.

                            o 1997 budgets by January 1, 1997.

                            o Certificate of no default with the delivery of the
                              above statements.

CROSS COLLATERAL:           All properties secure the full amount of the loan.

CROSS DEFAULT:              The loan is not cross defaulted with any other
                            financing.

LOAN COVENANTS:             o No additional partnership debt without the writ
                              ten consent of the lender. (Section 7.4)
                            o No distributions to the limited partners during
                              the term of the loan without the written consent of the lender. (Section 7.7)
                            o Lender approval of all leases over 10,000 s.f.
                              (Section 7.8)

IMPOUND ACCOUNTS:           No impound accounts for taxes, insurance or capital
                            expenditures.

                                   SCHEDULE 6

                    LEGAL DESCRIPTION OF THE RELATED PROPERTY

    Legal Description of Montrose Office Park, Rockville Maryland, attached.

                         AMENDMENT TO PURCHASE AGREEMENT
                            PRUDENTIAL-BACHE/EQUITEC

     THIS AMENDMENT TO PURCHASE AGREEMENT ("Agreement") is dated as of the 19th day of December, 1997 by and among Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership") and Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Glenborough Properties, L.P., a California limited partnership ("GPLP") (collec tively, "Purchaser").

                                    RECITALS

     A. Purchaser and the Partnership entered into that certain Purchase Agreement dated as of October 13, 1997 (the "Purchase Agreement") pursuant to which the Partnership agreed to sell to the Purchaser and the Purchaser agreed to purchase from the Partnership certain Assets (as defined in the Purchase Agreement) owned by the Partnership upon and subject to the terms and conditions set forth in the Purchase Agreement.

     B. Purchaser and the Partnership desire to amend the Purchase Agreement in accordance with the terms and provisions hereof.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Agreement and not separately defined shall have the meanings set forth in Addendum I attached to the Purchase Agreement.

     2. MODIFICATIONS. The Purchase Agreement is hereby modified and amended as follows:

                  (a) CLOSING DATE. Notwithstanding anything to the contrary contained in the Purchase Agreement, the Closing Date shall be the date that is ten (10) business days after the Partnership's receipt of the Consents, subject to extension as provided herein, but in no event later than the earlier to occur of the following dates (such earlier date hereinafter referred to as the "Outside Closing Date") (i) March 9, 1998 (or such later date as may be established in writing by the holder of the Loan for the maturity of the Loan), and (ii) May 31, 1998. The Partnership shall provide the Purchaser with written notice specifying the Closing Date not less than three (3) business days after receipt by the Partnership of the Consents. The Purchaser shall be entitled to extend the Closing Date a single time by written notice to the Partnership not less than two (2) business days prior to the original Closing Date to a date specified in such notice that is not later than the earlier to occur of (i) forty five (45) days from the original Closing Date, and
(ii) the Outside Closing Date. Nothing herein shall create any obligation on the part of the Partnership to obtain any extensions of the maturity date of the Loan from the holder of the Loan or pay any sums in connection with any such extension.

                  (b) SUPERIOR OFFERS. Paragraph 15(m) of the Purchase Agreement is hereby deleted in its entirety and the following inserted in lieu thereof as though originally set forth therein:

         "(m) MARKETING AND SUPERIOR OFFERS. The Partnership agrees not to market the Assets, actively solicit competing offers from any other prospec tive purchasers, or enter into purchase agreements for the purchase and sale of the Assets with any other prospective purchasers unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law require it to take such actions. The Partnership may by written notice to the Purchaser prior to the Closing Date terminate this Agreement in the event that the Partnership has entered into a binding written agreement with a bona fide third party for the purchase and sale of the Assets upon terms and conditions which are superior, in the sole discretion of the Partnership, to the terms and conditions set forth in this Agreement. Purchaser agrees to cooperate with any such prospective purchasers by providing such access to the Property and the Related Property and delivering such documents and materials relating to the Assets and the operation thereof as Lender may reasonably direct."

     3. RATIFICATION. Except as expressly modified herein, all terms and conditions of the Purchase Agreement are hereby ratified by the parties hereto and shall remain unmodified and in full force and effect.

     4. SEVERABILITY. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administra tors and assigns.

     7. GOVERNING LAW. This Agreement has been negotiated and executed in New York County, New York and the substantive laws of the State of New York, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PARTNERSHIP

Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership

By   Prudential-Bache Properties, Inc.,
     a Delaware corporation,
     its General Partner

     By  /S/ BRIAN J. MARTIN
         -------------------------------
         Brian J. Martin
         President

PURCHASER

Glenborough Realty Trust Incorporated,
a  Maryland corporation

By   /S/ ANDREW BATINOVICH
     -----------------------------------
     Andrew Batinovich
     President

Glenborough Properties, L.P.,
a California limited partnership

By Glenborough Realty Trust Incorporated, a Maryland corporation, its General Partner

     By  /S/ ANDREW BATINOVICH
         -------------------------------
         Andrew Batinovich
         President

                             PROPOSED AMENDMENTS TO
                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                                       of

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                        A California Limited Partnership


     Article V., Section 1 of the Amended and Restated Limited Partnership Agreement of Prudential-Bache/Equitec Real Estate Partnership (the "Agreement") is hereby amended by adding to the end of such section the following new paragraph:

                    Nothwithstanding any other provision of this Agreement, the General Partners shall have the authority to effectuate the Plan, as such term is defined in the Statement Furnished in Connection with the Solicitation of Consents, dated as of
                    October   , 1997, filed with the Securities and Exchange
                    Commission on Schedule 13E-3 on October   , 1997 and as such
                    document may be amended (the "Statement").

     Article V., Section 2(i) of the Agreement is hereby amended by deleting the period at the end of such subsection and inserting at the end of such subsection the following:

                    ; and, provided further, that any Affiliate of Glenborough Corporation and/or Robert Batinovich may purchase all or any of the Assets (as such term is defined in the Statement) from the Partnership.

     IN WITNESS WHEREOF, the General Partners have, after receiving the requisite consent of the Unitholders, executed the Amendments to the Partnership
Agreement, effective as of November   , 1997.


                        PRUDENTIAL-BACHE PROPERTIES, INC.,
                        a Delaware corporation


                        By:__________________________________

                        Title:_______________________________


                        GLENBOROUGH CORPORATION,
                        a California corporation


                        By:__________________________________

                        Title:_______________________________


                        ROBERT BATINOVICH,
                        in his individual capacity as
                        General Partner


                        By:__________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 10-K

(Mark One)

/X/ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934

For the fiscal year ended  December 31, 1996

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

For the transition period from _______________________ to ______________________

Commission file number 0-14271

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

California                                 94-2949474
--------------------------------------------------------------------------------
(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)             Identification No.)

One Seaport Plaza, New York, N.Y.          10292-0116
--------------------------------------------------------------------------------
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (212) 214-1016

Securities registered pursuant to Section 12(b) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of class)

Securities registered pursuant to section 12(g) of the Act:

                Depositary Units of Limited Partnership Interest

--------------------------------------------------------------------------------
                                (Title of class)

   Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes CK No _

   Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [CK]

                      DOCUMENTS INCORPORATED BY REFERENCE

   Registrant's Annual Report to Unitholders for the year ended December 31, 1996 is incorporated by reference into Parts II and IV of this Annual Report on Form 10-K

   Amended and Restated Limited Partnership Agreement of Registrant, dated February 11, 1985, included as part of the Registration Statement filed with the Securities and Exchange Commission on February 14, 1985 pursuant to Rule 424(b) of the Securities Act of 1934 (the "Prospectus") is incorporated by reference into Part IV of this Annual Report on Form 10-K

                          Index to exhibits can be found on pages 10 through 12.

                      CAUTIONARY STATEMENT FOR PURPOSES OF
                       THE "SAFE HARBOR" PROVISIONS OF

              THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

   When used in this Annual Report on Form 10-K, the words "Believes" "Anticipates," "Expects" and similar expressions are intended to identify forward-looking statements. Statements looking forward in time are included in this Annual Report on Form 10-K pursuant to the "Safe Harbor" provision of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially, including, but not limited to, those set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Registrant undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


                         PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                                 A California Limited Partnership

                                         TABLE OF CONTENTS

PART I                                                                                       PAGE
Item  1    Business.........................................................................  C-4
Item  2    Properties.......................................................................  C-5
Item  3    Legal Proceedings................................................................  C-6
Item  4    Submission of Matters to a Vote of Unitholders...................................  C-6

PART II
Item  5    Market for Registrant's Units and Related Unitholder Matters.....................  C-6
Item  6    Selected Financial Data..........................................................  C-7
Item  7    Management's Discussion and Analysis of Financial Condition and Results of
             Operations.....................................................................  C-7
Item  8    Financial Statements and Supplementary Data......................................  C-7
Item  9    Changes in and Disagreements with Accountants on Accounting and Financial
             Disclosure.....................................................................  C-7
PART III
Item 10    Directors and Executive Officers of the Registrant...............................  C-7
Item 11    Executive Compensation...........................................................  C-10
Item 12    Security Ownership of Certain Beneficial Owners and Management...................  C-10
Item 13    Certain Relationships and Related Transactions...................................  C-10

PART IV
Item 14    Exhibits, Financial Statement Schedules and Reports on Form 8-K
           Consolidated Financial Statements and Consolidated Financial Statement
             Schedules......................................................................  C-11
           Exhibits.........................................................................  C-11
           Reports on Form 8-K..............................................................  C-13
SIGNATURES..................................................................................  C-18

                                     PART I

Item 1. Business

General

   Prudential-Bache/Equitec Real Estate Partnership, a California Limited Partnership (the "Registrant"), was formed in June 1984 and will terminate on December 31, 2009 unless terminated sooner under the provisions of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"). The Registrant was formed to invest in income-producing real estate with proceeds raised from the initial sale of 68,795 depositary units ("Units"). On November 21, 1994, the General Partners approved a change in the Registrant's fiscal year for financial reporting purposes from October 31 to December 31. A Form 10-Q for the two months ended December 31, 1994 was filed to cover the transition period resulting from this change. The Registrant's fiscal year for income tax purposes continues to be December 31.

   The Registrant is engaged solely in the business of real estate investment; therefore, presentation of industry segment information is not applicable. For information regarding the Registrant's properties (collectively, the "Properties" or individually, a "Property"), see Item 2 Properties. For information regarding the Registrant's operations, see Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Registrant's Annual Report to Unitholders for the year ended December 31, 1996 ("Registrant's Annual Report") which is filed as an exhibit hereto.

   For the years ended December 31, 1996, December 31, 1995 and October 31, 1994, respectively, the following Properties' rental revenues exceeded 15% of the Registrant's total revenue:

                                      1996      1995      1994
                                      ----      ----      ----

Montrose Office Park                   40%       43%       46%
Poplar Towers                          19%       --        --


      For the year ended October 31, 1994, Intersolv, a tenant in the Montrose Office Park property accounted for approximately 10% of the Registrant's total revenue. Intersolv's lease expired in June 1995 and it vacated its space at that time. Technical Resources, Inc., another tenant in the Montrose Office Park property, on an annualized basis, would have accounted for approximately 10% of the Registrant's total revenue for the year ended December 31, 1995 and did account for approximately 10% of the Registrant's total revenue for the year ended December 31, 1996.

General Partners

   The general partners of the Registrant are Prudential-Bache Properties, Inc. ("PBP"), and Glenborough Corporation (formerly Glenborough Realty Corporation) and Robert Batinovich (together, "Glenborough") (collectively, the "General Partners").

   Glenborough replaced Equitec Financial Group, Inc. ("EFG") as co-General Partner of the Partnership on May 4, 1994 when EFG transferred its general partner interest to Glenborough and withdrew and retired as general partner. This substitution occurred as a result of the consent of a majority of interests of the limited partners approving the transaction which was detailed in a proxy statement dated December 1, 1993. PBP continues as co-General Partner. Glenborough Corporation continues to receive fees and expense reimbursements in the same amount that was provided in the property management agreement. See Note E to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

Competition

   The General Partners and their affiliates have formed, and may continue to form, various entities to engage in businesses which may be competitive with the Registrant.

   The Registrant faces active competition in all aspects of its business and must compete with entities which own properties similar in type to those owned by the Registrant. The ability of the Registrant to compete with these entities depends on many factors, including the size, condition and specific location of its facilities, and is affected by the competitive conditions of the real estate market in general and the local markets in particular. Since each of the Registrant's Properties is located in an area which contains numerous other properties which may be considered competitive, the Registrant must compete on, among other factors, rental rates, lease terms and amenities, including availability of parking and public transportation.

   Many of the factors affecting the ability of the Registrant to compete, and therefore affecting its revenues and expenses, are beyond the Registrant's control, such as oversupply of similar rental facilities as a result of overbuilding, increases in unemployment, population shifts, levels of corporate activity, reduced availability of permanent mortgage funds, changes in zoning laws or changes in tenants' needs. Expenses such as local real estate taxes and utilities are subject to change and, while the provisions of certain existing leases may mitigate the impact of any increases in such expenses, such changes may not be fully reflected in rental rate increases upon lease renewal or in connection with the execution of new leases if market conditions are not favorable. Alternatively, the lack of new construction, reduced unemployment and stable or reduced tax and utility expenses, all beyond the control of the Registrant, may have a favorable impact upon the operations of the Properties. The marketability of the Properties may also be affected (both positively and negatively) by these factors as well as by changes in general or local economic conditions including prevailing interest rates. Depending on market and economic conditions, the Registrant may be required to retain ownership of its Properties for periods longer than anticipated at acquisition or may need to sell or refinance a Property during periods or under terms and conditions that are less advantageous than would be the case if unfavorable economic or market conditions did not exist.

Employees

   The Registrant has no employees. Management and administrative services for the Registrant are performed by the General Partners and their affiliates pursuant to the Partnership Agreement. The General Partners receive compensation and reimbursement of expenses in connection with such activities as described in
Section X of the Partnership Agreement. See Note E to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

Item 2. Properties

   As of December 31, 1996, the Registrant owns the following properties:

                                                                                                 Effective
                                                                                               Average Annual
                                         Occupancy Rate at                                      Rental Rate
                                            December 31,          Land        Net Rentable       Per Square
Location and Type                               1996           (in acres)    Square Footage         Foot
--------------------------------------   ------------------    ----------    --------------    --------------
Poplar Tower
  Memphis, TN
  Office building                                 93%              3.95          100,901           $11.15
Montrose Office Park
  Rockville, MD
  Office building complex                         83%             18.42          187,131           $12.74
Totem Valley Business Center
  Kirkland, WA
  Industrial park                                 99%             10.40          121,645           $ 6.06
Gateway Plaza
  Sacramento, CA
  Office building                                 95%               .87           49,700           $17.08
Park Plaza
  Sacramento, CA
  Office building                                 76%              1.37           70,113           $12.23
                                                               ----------    --------------
                                                                  35.01          529,490
                                                               ----------    --------------
                                                               ----------    --------------

   The Registrant originally invested in seven properties. In May 1993, the Registrant and the first mortgage holder of the 399 Market Street property entered into an agreement related to a deed-in-lieu of foreclosure with regard to the property, and the Registrant delivered to the mortgage holder the title to the property. Ashby Industrial Center was sold on August 8, 1992 and one of the eight buildings comprising Totem Valley Business Center was sold on September 16, 1991.

   The General Partners believe the Registrant's Properties are adequately insured.

   For information regarding the Registrant's investment in Properties and the encumbrances to which the Properties are subject, see Note C to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

   For additional information describing the Registrant's Properties, see Supplementary Schedule III--Real Estate and Accumulated Depreciation on page 15 in Item 14 Exhibits, Financial Statement Schedules and Reports on Form 8-K.

Item 3. Legal Proceedings

   None

Item 4. Submission of Matters to a Vote of Unitholders

   None

                                    PART II

Item 5. Market for Registrant's Units and Related Unitholder Matters

   As of March 3, 1997, there were 5,173 holders of record owning 68,795 Units. A significant secondary market for the Units has not developed, and it is not expected that one will develop in the future. There are also certain restrictions set forth in Section IV of the Partnership Agreement limiting the ability of a Unitholder to transfer Units. Consequently, holders of Units may not be able to liquidate their investments in the event of an emergency or for any other reason.

   There are no material restrictions upon the Registrant's present or future ability to make distributions in accordance with the provisions of the Partnership Agreement; however, the Registrant has paid no distributions from operations or otherwise since 1988. The amount, if any, to be distributed by the Registrant from cash generated by operations in future quarters will be based on the extent to which cash flow generated by the Properties, after tenant and capital improvement costs, is sufficient to support such distributions. No distributions from operations are anticipated in the foreseeable future. Furthermore, it is unlikely that investors will be returned a significant portion of their original investment upon the sale of the Registrant's remaining Properties and ultimate dissolution of the Registrant. For discussion of other factors that may affect future distributions, see Management's Discussion and Analysis of Financial Condition and Results of Operations on pages 10 through 11 of the Registrant's Annual Report which is filed as an exhibit hereto.

Item 6. Selected Financial Data

   The following table presents selected financial data of the Registrant. This data should be read in conjunction with the consolidated financial statements of the Registrant and the notes thereto on pages 2 through 9 of the Registrant's Annual Report which is filed as an exhibit hereto.

                                            Year ended        November 1
                                           December 31,        through        Year ended October 31,
                                         -----------------   December 31,   ---------------------------
                                          1996      1995         1994        1994      1993      1992
-------------------------------------------------------------------------------------------------------
                                                     (in thousands except per unit amounts)
Total revenue..........................  $ 6,414   $ 6,541     $  1,125     $ 6,544   $ 6,841   $ 7,917
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------
Provision for loss on impairment of
  assets...............................  $    --   $    --     $     --     $    --   $  (250)  $  (614)
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------
Gain (loss) on disposition of
  property.............................  $    33   $    --     $     --     $    --   $   338   $   (97)
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------
Net loss...............................  $(1,138)  $(1,032)    $   (122)    $  (794)  $(1,898)  $(3,820)
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------
Net loss per Unit......................  $(16.38)  $(14.86)    $  (1.76)    $(11.43)  $(27.31)  $(54.97)
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------
Total assets...........................  $33,346   $34,388     $ 35,737     $36,110   $37,402   $45,046
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------
Notes payable..........................  $26,650   $26,621     $ 26,862     $26,917   $27,328   $32,578
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------
Total cash distributions...............  $    --   $    --     $     --     $    --   $    --   $    --
                                         -------   -------   ------------   -------   -------   -------
                                         -------   -------   ------------   -------   -------   -------

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

   This information is incorporated by reference to pages 10 through 11 of the Registrant's Annual Report which is filed as an exhibit hereto.

Item 8. Financial Statements and Supplementary Data

   The financial statements are incorporated by reference to pages 2 through 9 of the Registrant's Annual Report which is filed as an exhibit hereto.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

   None

                                    PART III

Item 10. Directors and Executive Officers of the Registrant

   There are no directors or executive officers of the Registrant. The Registrant is managed by the General Partners.

   The Registrant, the Registrant's General Partners and their directors and executive officers, and any persons holding more than ten percent of the Registrant's Units are required to report their initial ownership of such Units and any subsequent changes in that ownership to the Securities and Exchange Commission on Forms 3, 4 and 5. Such executive officers, directors and persons who own greater than ten percent of the Registrant's Units are required by Securities and Exchange Commission regulations to furnish the Registrant with copies of all Forms 3, 4 or 5 they file. All of these filing requirements were satisfied on a timely basis. In making these disclosures, the Registrant has relied solely on written representations of the General Partners' directors and executive officers and persons who own greater than ten percent of the Registrant's Units or copies of the reports they have filed with the Securities and Exchange Commission during and with respect to its most recent fiscal year.

Prudential-Bache Properties, Inc.

   The directors and executive officers of PBP and their positions with regard to managing the Registrant are as follows:

            Name                           Position

Thomas F. Lynch, III        President, Chief Executive Officer,
                              Chairman of the Board of Directors and Director

Barbara J. Brooks           Vice President--Finance and Chief Financial Officer
Eugene D. Burak             Vice President and Chief Accounting Officer
Chester A. Piskorowski      Senior Vice President
Frank W. Giordano           Director
Nathalie P. Maio            Director

   THOMAS F. LYNCH, III, age 38, is the President, Chief Executive Officer, Chairman of the Board of Directors and a Director of PBP. He is a Senior Vice President of Prudential Securities Incorporated ("PSI"), an affiliate of PBP. Mr. Lynch also serves in various capacities for other affiliated companies. Mr. Lynch joined PSI in November 1989.

   BARBARA J. BROOKS, age 48, is the Vice President-Finance and Chief Financial Officer of PBP. She is a Senior Vice President of PSI. Ms. Brooks also serves in various capacities for other affiliated companies. She has held several positions within PSI since 1983. Ms. Brooks is a certified public accountant.

   EUGENE D. BURAK, age 51, is a Vice President of PBP. He is a First Vice President of PSI. Prior to joining PSI in September 1995, he was a management consultant for three years and was with Equitable Capital Management Corporation from March 1990 to May 1992. Mr. Burak is a certified public accountant.

   CHESTER A. PISKOROWSKI, age 53, is a Senior Vice President of PBP. He is a Senior Vice President of PSI and is the Senior Manager of the Specialty Finance Asset Management area. Mr. Piskorowski has held several positions within PSI since April 1972. Mr. Piskorowski is a member of the New York and Federal Bars.

   FRANK W. GIORDANO, age 54, is a Director of PBP. He is a Senior Vice President of PSI and an Executive Vice President and General Counsel of Prudential Mutual Fund Management LLC, an affiliate of PSI. Mr. Giordano also serves in various capacities for other affiliated companies. He has been with PSI since July 1967.

   NATHALIE P. MAIO, age 46, is a Director of PBP. She is a Senior Vice President and Deputy General Counsel of PSI and supervises non-litigation legal work for PSI. She joined PSI's Law Department in 1983; presently, she also serves in numerous capacities for other affiliated companies.

   There are no family relationships among any of the foregoing directors or executive officers. All of the foregoing directors and/or executive officers have indefinite terms.

Glenborough and Robert Batinovich

   Robert Batinovich, age 60, was the President, Chief Executive Officer and Chairman of Glenborough Corporation from its inception in 1978 until his resignation effective January 10, 1996. On August 31, 1994, Mr. Batinovich was elected Chairman, President and Chief Executive Officer of Glenborough Realty Trust Incorporated ("GLB"), a newly created Real Estate Investment Trust, which began trading on the New York Stock Exchange on January 31, 1996. He was a member of the Public Utilities Commission from 1975 to January 1979 and served as its President from January 1977 to January 1979. He is a member of the Board of Directors of Farr Company, a publicly held company that manufactures industrial filters. He has extensive real estate investment experience. Mr. Batinovich's business background includes managing and owning manufacturing, vending and service companies and a national bank.

   The directors and executive officers of Glenborough Corporation and their positions with regard to managing the Registrant are as follows:

            Name             Position

Andrew Batinovich            Chief Executive Officer and Chairman of the Board
Robert E. Bailey             Secretary and Corporate Counsel
Sandra L. Boyle              President and Chief Operating Officer
June Gardner                 Director
Terri Garnick                Chief Financial Officer
Judy Henrich                 Vice President
Wallace A. Krone, Jr.        Director


   ANDREW BATINOVICH, age 38, was elected Chairman of the Board and Chief Executive Officer of Glenborough Corporation on January 10, 1996. He has been employed by Glenborough Corporation since 1983, and had functioned since 1987 as Chief Operating Officer and Chief Financial Officer. Mr. Batinovich also serves as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of GLB. He holds a California real estate broker's license and is a Member of the National Advisory Council of BOMA International. He received his B.A. in International Finance from the American University in Paris. Prior to joining Glenborough Corporation, Mr. Batinovich was a lending officer with the International Banking Group and the Corporate Real Estate Division of Security Pacific National Bank. He is the son of Robert Batinovich.

   ROBERT E. BAILEY, age 35, joined Glenborough Corporation in 1989 as Associate Counsel and was elected Secretary of Glenborough Corporation on May 15, 1995. He is responsible for all landlord/tenant documentation, tenant litigation, corporate and partnership matters and employment matters. In 1984, he received his Bachelor of Arts degree from the University of California at Santa Barbara and his Juris Doctor degree from Vermont Law School in 1987. From 1987 to 1989, Mr. Bailey was an associate with the law firm of Pedder, Stover, Hesseltine & Walker, where he specialized in business litigation. He is a member of the State Bar of California.

   SANDRA L. BOYLE, age 48, has been associated with Glenborough Corporation or its associated entities since 1984 and has served as President and Chief Operating Officer of Glenborough Corporation since January 10, 1996. She was originally responsible for residential marketing, and her responsibilities were gradually expanded to include residential leasing and management in 1985, and commercial leasing and management in 1987. She was elected Vice President in 1989, and continues to supervise marketing, leasing, property management operations and regional offices. Ms. Boyle also serves as a Senior Vice President of GLB. Ms. Boyle holds a California real estate broker's license and a CPM designation, and is a member of the National Advisory Council and Finance Committee of BOMA International; and is on the Board of Directors of BOMA San Francisco and BOMA California.

   JUNE GARDNER, age 45, was elected a director of Glenborough Corporation on January 10, 1996. She was associated with Glenborough Corporation from 1984 through 1995, as Senior Vice President and Corporate Controller with responsibilities in the areas of corporate financial planning, reporting, accounting and banking relationships. Before joining Glenborough Corporation, Ms. Gardner was Assistant Vice President of JMB Realty Corporation from 1977 to 1984, with responsibilities in the areas of financial management and reporting.

   TERRI GARNICK, age 36, has served as Chief Financial Officer of Glenborough Corporation since January 10, 1996. She is also Senior Vice President, Chief Accounting Officer and Treasurer of GLB. Ms. Garnick is responsible for property management accounting, financial statements, audits, Securities and Exchange Commission reporting, and tax returns. Prior to joining Glenborough Corporation in 1989, Ms. Garnick was a controller at August Financial Corporation from 1986 to 1989 and was a Senior Accountant at

Deloitte, Haskins and Sells from 1983 to 1986. She is a Certified Public Accountant and has a Bachelor of Science degree from San Diego State University.

   JUDY HENRICH, age 51, is a Vice President of Glenborough Corporation, effective January 10, 1996 and is responsible for the coordination of all broker-dealer and investor communications for partnerships managed by Glenborough Corporation. Prior to joining Glenborough Corporation, Ms. Henrich was associated with Rancon Financial Corporation from 1981 through early 1995, and as Senior Vice President since 1985, with responsibilities similar to those at Glenborough Corporation. Ms. Henrich also served as Executive Vice President of Rancon Securities Corporation from 1988 to 1991, and thereafter as its Chief Executive Officer. Prior to joining Rancon, Ms. Henrich was manager of public relations and advertising for Kaiser Development Company, a diversified real estate holding company.

   WALLACE A. KRONE, JR., age 65, has been an entrepreneur in the restaurant business since 1965, and owns a number of Burger King restaurants in the San Francisco area. Mr. Krone has been associated with Glenborough Corporation since 1982 as an investor in one or more partnerships, and has been a member of the board of directors of Glenborough Corporation since 1989.

   Except as noted above, there are no family relationships among the foregoing directors or executive officers.

Item 11. Executive Compensation

   The Registrant does not pay or accrue any fees, salaries or any other form of compensation to directors and officers of the General Partners for their services. Certain officers and directors of the General Partners receive compensation from the General Partners and their affiliates, not from the Registrant, for services performed for various affiliated entities, which may include services performed for the Registrant; however, the General Partners believe that any compensation attributable to services performed for the Registrant is immaterial. See Item 13 Certain Relationships and Related Transactions for information regarding compensation to the General Partners.

Item 12. Security Ownership of Certain Beneficial Owners and Management

   Glenborough Corporation's common stock is owned by Sandra L. Boyle, June Gardner and Wallace A. Krone, Jr., each owning a one-third interest and all of the preferred stock is owned by Glenborough Realty Trust Incorporated.

   As of March 3, 1997, no director or executive officer of PBP owns directly or beneficially any interest in the voting securities of PBP.

   As of March 3, 1997, no director or executive officer of any of the General Partners owns directly or beneficially any of the Units issued by the Registrant.

   As of March 3, 1997, no beneficial owner who is neither a director nor executive officer of either of the General Partners beneficially owns more than five percent (5%) of the outstanding Units issued by the Registrant.

Item 13. Certain Relationships and Related Transactions

   The Registrant has and will continue to have certain relationships with the General Partners and their affiliates. However, there have been no direct financial transactions between the Registrant and the directors or officers of the General Partners.

   Reference is made to Note E to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto, which identifies the related parties and discusses the services provided by these parties and the amounts paid or payable for their services.

                                    PART IV

                                                                                           Page in
                                                                                        Annual Report
                                                                                        -------------
Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K
(a)     1. Consolidated Financial Statements and Independent Auditors'
           Report--Incorporated by reference to the Registrant's Annual Report which is filed as an exhibit hereto
           Independent Auditors' Report                                                       2
           Consolidated Financial Statements:
           Consolidated Statements of Financial Condition--December 31, 1996 and
           December 31, 1995                                                                  3
           Consolidated Statements of Operations--Years ended December 31, 1996 and
           1995, November 1 through December 31, 1994, and the year ended October 31,
           1994                                                                               4
           Consolidated Statements of Changes in Partners' Capital--Years ended
           December 31, 1996 and 1995, November 1 through December 31, 1994, and the
           year ended October 31, 1994                                                        4
           Consolidated Statements of Cash Flows--Years ended December 31, 1996 and
           1995, November 1 through December 31, 1994, and the year ended October 31,
           1994                                                                               5
           Notes to Consolidated Financial Statements                                         6
        2. Consolidated Financial Statement Schedules and Independent Auditors' Report
           on Schedules
           Independent Auditors' Report on Schedules
           Schedules:
           II--Valuation and Qualifying Accounts and Reserves--Year ended
           December 31, 1996 and 1995 and the year ended October 31, 1994
           III--Consolidated Real Estate and Accumulated Depreciation--At
           December 31, 1996 All other schedules have been omitted because they are not applicable or the required information is included in the consolidated financial statements and notes thereto.
        3. Exhibits
           Description:
3 and 4    Amended and Restated Limited Partnership Agreement of Registrant dated
           February 11, 1985 (incorporated by reference to Amendment No. 1 to the
           Registrant's Form S-11 Registration Statement filed on February 14, 1985)
           and Amendment No. 1 thereto dated April 18, 1985 (incorporated by reference to Form 8-A filed on February 28, 1986), as amended on March 25, 1994
           (incorporated by reference to the Registrant's 1994 Annual Report filed on
           Form 10-K)
3 and 4    Amended and Restated Agreement between General Partners dated December 28,
           1990 (incorporated by reference to the Registrant's 1990 Annual Report filed on Form 10-K)



                                                                                           Page in
                                                                                        Annual Report
                                                                                        -------------

     10(a) Note Modification Agreement between Montrose Office Park Joint
           Venture (a joint venture which is indirectly wholly-owned by the Registrant) and The Variable Annuity Life Insurance Company
           (incorporated by reference to the Registrant's 1991 Annual Report filed on Form 10-K)

     10(b) Settlement Statement on Ashby Industrial Center dated August 6, 1992
           (incorporated by reference to the Registrant's 1992 Annual Report filed on Form 10-K)

     10(c) Escrow Instruction on Sale of Ashby Industrial Center dated August 6,
           1992 (incorporated by reference to the Registrant's 1992 Annual
           Report filed on Form 10-K)

     10(d) Agreement regarding Deed-in-Lieu of Foreclosure and Related Matters between the Registrant and Fidelity Bank N.A. dated May 11, 1993
           (incorporated by reference to the Registrant's Quarterly Report for the period ended April 30, 1993 filed on Form 10-Q)

     10(e) Loan Agreement by and among Registrant and Montrose Office Park Joint
           Venture (a joint venture which is indirectly wholly-owned by the Registrant), and Wells Fargo Bank, National Association, executed as of December 13, 1996. (1)

     10(f) Amended, Restated and Consolidated Promissory Note dated December 13,
           1996 in the amount of $26,650,000.00 by and among Registrant and Montrose Office Park Joint Venture and Wells Fargo Bank, National
           Association. (1)

     10(g) Deed of Trust, With Absolute Assignment of Leases and Rents, Security
           Agreement, Assignment of Equipment Leases, Assignment of Permits and
           Fixture Filing dated December 13, 1996 by and among Registrant,
           American Securities Company, a corporation and Wells Fargo Bank,
           National Association relating to the property known as Park Plaza
           Professional Center, 1303 J Street, Sacramento, Sacramento County,
           California and to the property known as Gateway Executive Center, 801
           12th Street, Sacramento, Sacramento County, California. (1)

     10(h) Deed of Trust, With Absolute Assignment of Leases and Rents, Security
           Agreement, Assignment of Equipment Leases, Assignment of Permits and
           Fixture Filing dated December 13, 1996 by and among Registrant,
           Chicago Title Insurance Company, a Missouri corporation and Wells
           Fargo Bank, National Association relating to the property known as Totem Valley Business Center, 12800 N.E. 126th Place, Kirkland, King
           County, Washington.(1)

     10(i) Amended and Restated Deed of Trust, With Absolute Assignment of
           Leases and Rents, Security Agreement, Assignment of Equipment Leases,
           Assignment of Permits and Fixture Filing dated December 13, 1996 by and among Montrose Office Park Joint Venture, Chicago Title Insurance
           Company,a Missouri corporation and Wells Fargo Bank, National
           Association relating to the property known as Montrose Office Park, 3200-3206 Tower Oaks Boulevard, Rockville, Montgomery County,
           Maryland. (1)

     10(j) Deed of Trust, With Absolute Assignment of Leases and Rents, Security
           Agreement, Assignment of Equipment Leases, Assignment of Permits and
           Fixture Filing dated December 13, 1996 by and among Registrant, J.
           Richard Rossie, a resident of Shelby County, Tennessee and Wells
           Fargo Bank, National Association relating to the property known as Poplar Towers, 6263 Poplar Avenue, Memphis, Tennessee. (1)

        13 Registrant's Annual Report to Unitholders for the year ended December
           31, 1996 (with the exception of the information and data incorporated by reference in Items 7 and 8 of this Annual Report on Form 10-K, no other information or data appearing in the Registrant's Annual Report is to be deemed filed as part of this report)

        27 Financial Data Schedule (filed herewith)

                                       D-12


                                                                                           Page in
                                                                                        Annual Report
                                                                                        -------------
(b)        Reports on Form 8-K

           Registrant's Current Report on Form 8-K dated December 20, 1996, as filed with the Securities and Exchange Commission on January 21, 1997 relating to Item 5 regarding the refinancing of the mortgage loans on the Registrant's properties.

---------------
(1) Incorporated by reference to applicable exhibit included in Registrant's Current Report on Form 8-K dated December 20, 1996

                          INDEPENDENT AUDITORS' REPORT

Prudential-Bache/Equitec Real Estate Partnership (a California limited partnership):

We have audited the consolidated financial statements of Prudential-Bache/Equitec Real Estate Partnership (a California limited partnership) as of December 31, 1996 and 1995, and for the years ended December 31, 1996 and 1995 and October 31, 1994, and the period November 1, 1994 through December 31, 1994, and have issued our report thereon dated February 18, 1997; such financial statements and report are included in your 1996 Annual Report and are incorporated herein by reference. Our audits also included the consolidated financial statement schedules of Prudential-Bache/Equitec Real Estate Partnership, listed in Item 14. These financial statement schedules are the responsibility of the Partnership's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP
San Francisco, California

February 18, 1997

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
          SCHEDULE II--VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

--------------------------------------------------------------------------------

Allowance for Loss on Impairment of Assets

                                                                                     Deduc-
                                                                                 tions-Amounts        Balance at
 Year ended     Year ended         Balance at          Additions-Amounts       written-off during       end of
December 31,    October 31,     beginning of year     reserved during year            year               year
------------    -----------     -----------------     --------------------     ------------------     ----------
   1996                            $   500,000             $       --              $       --         $  500,000
   1995*                               500,000                     --                      --            500,000
                   1994                500,000                     --                      --            500,000

* Includes the period November 1 through December 31, 1994.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
      SCHEDULE III--CONSOLIDATED REAL ESTATE AND ACCUMULATED DEPRECIATION
                               December 31, 1996
                                 (in thousands)

                                                Initial cost to
                                                  Registrant
                                           -------------------------
                                                         Buildings                             Gross amount at which carried
                                                            and            Net costs                 at close of period
                                                         improve-         capitalized      --------------------------------------
                                                          ments,          (disposed)                    Buildings,
                          Encumbrances                   furniture       subsequent to                  furniture
     Description              (C)           Land       and fixtures       acquisition       Land       and fixtures     Total (A)
----------------------    ------------     -------     -------------     -------------     -------     ------------     ---------
Poplar Tower
  Memphis, TN
  Office building           $     --       $ 1,678        $ 4,928           $ 1,348        $ 1,678       $  6,276        $  7,954
Montrose Office Park
  Rockville, MD
  Office building
  complex                         --         5,918         15,766             2,416          5,918         18,182          24,100
Totem Valley
Business Center
  Kirkland, WA
  Industrial park                 --         2,666          5,265              (518)         2,083          5,330           7,413
Gateway and Park
Plaza
  Sacramento, CA
  Office buildings                --         1,163          9,075             1,682          1,163         10,757          11,920
Note Payable                  26,650
                          ------------     -------     -------------     -------------     -------     ------------     ---------
Totals                      $ 26,650       $11,425        $35,034           $ 4,928        $10,842       $ 40,545        $ 51,387
                          ------------     -------     -------------     -------------     -------     ------------     ---------
                          ------------     -------     -------------     -------------     -------     ------------     ---------

                                See notes to Schedule III on the following page.


                                                                           Life on
                                                                            which
                                                                        depreciation
                                                                        in the latest
                        Accumulated                                     statement of
                        depreciation      Date of           Date        operations is
     Description            (B)         construction      acquired        computed
----------------------  -----------     ------------     ----------     -------------
Poplar Tower
  Memphis, TN                                                            3 to
  Office building         $ 4,256             1974         5/01/86       30 years
Montrose Office Park
  Rockville, MD
  Office building                                                        3 to
  complex                   7,559          1980-83         8/11/86       30 years
Totem Valley
Business Center
  Kirkland, WA                                                           3 to
  Industrial park           2,522          1983-86         3/13/87       30 years
Gateway and Park
Plaza
  Sacramento, CA                                                         3 to
  Office buildings          5,297             1982         6/15/87       30 years
Note Payable
                        -----------
Totals                    $19,634
                        -----------
                        -----------

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                             NOTES TO SCHEDULE III
                                 (in thousands)
                               December 31, 1996

NOTE A--RECONCILIATION SUMMARY OF TRANSACTIONS--REAL ESTATE

                                                                              November 1
                                            Year ended       Year ended        through        Year ended
                                           December 31,     December 31,     December 31,     October 31,
                                               1996             1995             1994            1994
                                           ------------     ------------     ------------     -----------
Balance at beginning of period               $ 50,605         $ 50,013         $ 49,983         $49,647
Additions during period                           810              592               30             336
                                           ------------     ------------     ------------     -----------
                                               51,415           50,605           50,013          49,983
Cost of land conveyed                             (28)              --               --              --
                                           ------------     ------------     ------------     -----------
Balance at end of period                     $ 51,387         $ 50,605         $ 50,013         $49,983
                                           ------------     ------------     ------------     -----------
                                           ------------     ------------     ------------     -----------


   The allowance for loss on impairment for the above assets is $500 at December 31, 1996. See Note C to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

   The aggregate cost of land, buildings, and furniture and fixtures for Federal income tax purposes for the tax year ended December 31, 1996 was $49,976.

NOTE B--RECONCILIATION SUMMARY OF TRANSACTIONS--ACCUMULATED DEPRECIATION

                                                                              November 1
                                            Year ended       Year ended        through        Year ended
                                           December 31,     December 31,     December 31,     October 31,
                                               1996             1995             1994            1994
                                           ------------     ------------     ------------     -----------
Balance at beginning of period               $ 17,905         $ 16,177         $ 15,889         $14,253
Additions during period                         1,729            1,728              288           1,636
                                           ------------     ------------     ------------     -----------
Balance at end of period                     $ 19,634         $ 17,905         $ 16,177         $15,889
                                           ------------     ------------     ------------     -----------
                                           ------------     ------------     ------------     -----------


NOTE C--ENCUMBRANCES

   The note payable is secured by Deeds of Trust on each of the respective properties and by security interests in the respective property's leases and rents, and equipment and fixtures contained therein.

                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Prudential-Bache/Equitec Real Estate
Partnership,
A California Limited Partnership

By: Prudential-Bache Properties, Inc.,
    A Delaware corporation, Managing General Partner

     By: /s/ Eugene D. Burak                      Date: March 27, 1997
     ----------------------------------------
     Eugene D. Burak
     Vice President and Chief Accounting Officer

By:  Glenborough Corporation
     General Partner

     By: /s/ Andrew Batinovich                    Date: March 27, 1997
     ----------------------------------------
     Andrew Batinovich
     Chief Executive Officer and Chairman of
     the Board of Directors

By: Robert Batinovich
    General Partner

     By: /s/ Robert Batinovich                    Date: March 27, 1997
     ----------------------------------------
     Robert Batinovich
     General Partner

   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities (with respect to the General Partners) and on the dates indicated.

By: Prudential-Bache Properties, Inc.,
    A Delaware corporation, Managing General Partner

    By: /s/ Thomas F. Lynch, III                 Date: March 27, 1997
    ----------------------------------------
    Thomas F. Lynch, III
    President, Chief Executive Officer,
    Chairman of the Board of Directors and
    Director

    By: /s/ Barbara J. Brooks                    Date: March 27, 1997
    ----------------------------------------
    Barbara J. Brooks
    Vice President-Finance and Chief
    Financial Officer

    By: /s/ Eugene D. Burak                      Date: March 27, 1997
    ----------------------------------------
    Eugene D. Burak
    Vice President

    By: /s/ Frank W. Giordano                    Date: March 27, 1997
    ----------------------------------------
    Frank W. Giordano
    Director

    By: /s/ Nathalie P. Maio                     Date: March 27, 1997
    ----------------------------------------
    Nathalie P. Maio
    Director

By: Glenborough Corporation and Robert
Batinovich

    General Partners

    By: /s/ Robert Batinovich                    Date: March 27, 1997
    ----------------------------------------
    Robert Batinovich
    Individually

    By: /s/ Andrew Batinovich                    Date: March 27, 1997
    ----------------------------------------
    Andrew Batinovich

    Chief Executive Officer and Chairman of
    the Board of Directors

    By: /s/ June Gardner                         Date: March 27, 1997
    ----------------------------------------
    June Gardner
    Director

    By: /s/ Terri Garnick                        Date: March 27, 1997
    ----------------------------------------
    Terri Garnick
    Chief Financial Officer

                               1996 ANNUAL REPORT

                                   1996

--------------------------------------------
Prudential-Bache/Equitec           Annual
Real Estate Partnership            Report

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership

Message to our Unitholders:



Deloitte &
   Touche LLP

                        --------------------------------------------------------
                 50 Fremont Street                     Telephone: (415) 247-4000
                 San Francisco, California 94105-2230  Facsimile: (415) 247-4329

                          INDEPENDENT AUDITORS' REPORT

Prudential-Bache/Equitec Real Estate Partnership
  (a California limited partnership):

We have audited the accompanying consolidated statements of financial condition of Prudential-Bache/Equitec Real Estate Partnership (a California limited partnership) as of December 31, 1996 and 1995 and the related consolidated statements of operations, changes in partners' capital and cash flows for the years ended December 31, 1996 and 1995 and October 31, 1994, and the period November 1, 1994 through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the consolidated financial position of Prudential-Bache/Equitec Real Estate Partnership at December 31, 1996 and 1995 and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995 and October 31, 1994, and the period November 1, 1994 through December 31, 1994, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
San Francisco, California

February 18, 1997

-----------------
Deloitte Touche
Tohmatsu
International

-----------------

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                       December 31,     December 31,
                                                                           1996             1995
----------------------------------------------------------------------------------------------------
                                                                              (in thousands)
ASSETS
Investment in property:
Land                                                                     $ 10,842         $ 10,870
Buildings, improvements and equipment                                      40,545           39,735
Less: Accumulated depreciation                                            (19,634)         (17,905)
      Allowance for loss on impairment of assets                             (500)            (500)
                                                                       ------------     ------------
Net investment in property                                                 31,253           32,200
Cash and cash equivalents                                                     697              806
Prepaid expenses and other assets, net                                      1,396            1,382
                                                                       ------------     ------------
Total assets                                                             $ 33,346         $ 34,388
                                                                       ------------     ------------
                                                                       ------------     ------------
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Notes payable                                                            $ 26,650         $ 26,621
Due to affiliates                                                             705              700
Accounts payable and accrued liabilities                                      266              291
Security deposits and deferred revenue                                        335              232
Real estate taxes payable                                                      57               73
                                                                       ------------     ------------
Total liabilities                                                          28,013           27,917
                                                                       ------------     ------------
Partners' capital
Unitholders (68,795 depositary units issued and outstanding)                5,587            6,714
General partners                                                             (254)            (243)
                                                                       ------------     ------------
Total partners' capital                                                     5,333            6,471
                                                                       ------------     ------------
Total liabilities and partners' capital                                  $ 33,346         $ 34,388
                                                                       ------------     ------------
                                                                       ------------     ------------
----------------------------------------------------------------------------------------------------

          The accompanying notes are an integral part of these statements

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                        Year ended           November 1
                                                       December 31,           through        Year ended
                                                    -------------------     December 31,     October 31,
                                                     1996        1995           1994            1994
--------------------------------------------------------------------------------------------------------
                                                                       (in thousands,
                                                            except per depositary unit amounts)
REVENUES
Operating                                           $ 5,987     $ 5,982        $1,039          $ 5,997
Recovery of expenses                                    394         559            86              547
Gain on land conveyance                                  33          --            --               --
                                                    -------     -------     ------------     -----------
                                                      6,414       6,541         1,125            6,544
                                                    -------     -------     ------------     -----------
EXPENSES
Property operating                                    2,873       2,813           472            2,711
Interest                                              2,429       2,411           391            2,364
Depreciation and amortization                         2,025       1,965           328            1,883
General and administrative                              225         384            56              380
                                                    -------     -------     ------------     -----------
                                                      7,552       7,573         1,247            7,338
                                                    -------     -------     ------------     -----------
Net loss                                            $(1,138)    $(1,032)       $ (122)         $  (794)
                                                    -------     -------     ------------     -----------
                                                    -------     -------     ------------     -----------
ALLOCATION OF NET LOSS
Unitholders                                         $(1,127)    $(1,022)       $ (121)         $  (786)
                                                    -------     -------     ------------     -----------
                                                    -------     -------     ------------     -----------
General partners                                    $   (11)    $   (10)       $   (1)         $    (8)
                                                    -------     -------     ------------     -----------
                                                    -------     -------     ------------     -----------
Net loss per depositary unit                        $(16.38)    $(14.86)       $(1.76)         $(11.43)
                                                    -------     -------     ------------     -----------
                                                    -------     -------     ------------     -----------
--------------------------------------------------------------------------------------------------------

            CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

                                                                               GENERAL
                                                               UNITHOLDERS     PARTNERS      TOTAL
---------------------------------------------------------------------------------------------------
                                                                          (in thousands)
Partners' capital (deficit)--October 31, 1993                    $ 8,643        $ (224)     $ 8,419
Net loss                                                            (786)           (8)        (794)
                                                               -----------     --------     -------
Partners' capital (deficit)--October 31, 1994                      7,857          (232)       7,625
Net loss                                                            (121)           (1)        (122)
                                                               -----------     --------     -------
Partners' capital (deficit)--December 31, 1994                     7,736          (233)       7,503
Net loss                                                          (1,022)          (10)      (1,032)
                                                               -----------     --------     -------
Partners' capital (deficit)--December 31, 1995                     6,714          (243)       6,471
Net loss                                                          (1,127)          (11)      (1,138)
                                                               -----------     --------     -------
Partners' capital (deficit)--December 31, 1996                   $ 5,587        $ (254)     $ 5,333
                                                               -----------     --------     -------
                                                               -----------     --------     -------
---------------------------------------------------------------------------------------------------

             The accompanying notes are an integral part of these statements


               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                        Year ended           November 1
                                                       December 31,           through        Year ended
                                                   --------------------     December 31,     October 31,
                                                     1996        1995           1994            1994
--------------------------------------------------------------------------------------------------------
                                                                      (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                           $ (1,138)    $(1,032)       $ (122)         $  (794)
                                                   --------     -------     ------------     -----------
Adjustments to reconcile net loss to net cash
  provided by (used in) operating activities:
Depreciation and amortization                         2,025       1,965           328            1,883
Lease concessions-effective rents                        72          69            13              138
Bad debt expense                                          1          --            --               18
Gain on land conveyance                                 (33)         --            --               --
Leasing commissions paid                               (271)       (260)          (18)            (125)
Changes in:
  Prepaid expenses and other assets                     195        (145)          (21)            (122)
  Due to affiliates                                       5          (7)           10               42
  Accounts payable and accrued liabilities              (25)         (2)         (208)             (16)
  Security deposits and deferred revenue                103         (30)            2              (21)
  Real estate taxes payable                             (16)        (37)           --              (92)
                                                   --------     -------     ------------     -----------
Total adjustments                                     2,056       1,553           106            1,705
                                                   --------     -------     ------------     -----------
Net cash provided by (used in) operating
  activities                                            918         521           (16)             911
                                                   --------     -------     ------------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Building and tenant improvements                       (810)       (592)          (30)            (336)
Proceeds from land conveyance                            61          --            --               --
                                                   --------     -------     ------------     -----------
Net cash used in investing activities                  (749)       (592)          (30)            (336)
                                                   --------     -------     ------------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loan refinancing                       26,650          --            --               --
Principal payments on notes                         (26,621)       (241)          (55)            (411)
Loan fees                                              (307)         --            --               --
                                                   --------     -------     ------------     -----------
Net cash used in financing activities                  (278)       (241)          (55)            (411)
                                                   --------     -------     ------------     -----------
Net increase (decrease) in cash and cash
  equivalents                                          (109)       (312)         (101)             164
Cash and cash equivalents at beginning of
  period                                                806       1,118         1,219            1,055
                                                   --------     -------     ------------     -----------
Cash and cash equivalents at end of period         $    697     $   806        $1,118          $ 1,219
                                                   --------     -------     ------------     -----------
                                                   --------     -------     ------------     -----------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION
Interest paid                                      $  2,409     $ 2,546        $  533          $ 2,369
                                                   --------     -------     ------------     -----------
                                                   --------     -------     ------------     -----------
--------------------------------------------------------------------------------------------------------

             The accompanying notes are an integral part of these statements

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. General

   Prudential-Bache/Equitec Real Estate Partnership, A California Limited Partnership (the "Partnership"), was formed on June 19, 1984 and will terminate on December 31, 2009 unless ended sooner under the provisions of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"). The Partnership was formed for the purpose of purchasing, holding, operating, leasing and selling various real properties. The general partners of the Partnership are Prudential-Bache Properties, Inc. ("PBP") and Glenborough Corporation (formerly Glenborough Realty Corporation) and Robert Batinovich (together, "Glenborough") (collectively, the "General Partners"). At December 31, 1996, the Partnership owned five properties.

   Glenborough replaced Equitec Financial Group, Inc. ("EFG") as co-General Partner of the Partnership on May 4, 1994 when EFG transferred its general partner interest to Glenborough and withdrew and retired as general partner. This substitution occurred as a result of the consent of a majority of interests of the limited partners approving the transaction which was detailed in a proxy statement dated December 1, 1993. PBP continues as co-General Partner. Glenborough Corporation, continues to receive fees and expense reimbursements in the same amount that was provided in the property management agreement (see Note
E).

B. Summary of Significant Accounting Policies

Basis of accounting principles

   The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles.

   The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partners to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The Partnership's fiscal year for financial reporting purposes now ends on December 31. On November 21, 1994, the General Partners approved a change in the Partnership's fiscal year for financial reporting purposes from October 31 to December 31.

   The consolidated financial statements of the Partnership include the accounts of Montrose Office Park Limited Partnership, in which the Partnership owns a 100% interest.

Investment in property

   Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," was adopted by the Partnership as of January 1, 1995. Under SFAS No. 121, impairment for properties to be held and used is determined to exist when estimated amounts recoverable through future operations on an undiscounted basis are below the properties' carrying value. If a property is determined to be impaired, it should be recorded at the lower of its carrying value or its estimated fair value. For properties that are held for sale, SFAS No. 121 states that they should be reported at the lower of carrying amount or estimated fair value less cost to sell. The implementation of SFAS No. 121 did not affect the Partnership's results of operations or financial position for the year ended December 31, 1995.

   Prior to 1995, property investments were carried at the lower of depreciated cost or estimated amounts recoverable through future operations and ultimate disposition of the property. A provision for loss on impairment of assets would be recorded when estimated amounts recoverable through future operations and ultimate disposition of the property on an undiscounted basis were below depreciated cost.

   Property investments are depreciated or amortized using the straight-line method over their estimated economic lives which range from 3 to 30 years depending on property type.

Cash and cash equivalents

   Cash and cash equivalents include money market funds whose cost approximates market value.

Other assets

   Other assets consist primarily of loan fees, lease concessions, and lease commissions. Loan fees are capitalized and amortized on a straight-line basis over the terms of the respective loans. Lease concessions and lease commissions are deferred and amortized over the terms of the respective leases.

Income taxes

   The Partnership is not required to provide for, or pay, any Federal or state income taxes. Income tax attributes that arise from its operations are passed directly to the individual partners. The Partnership may be subject to other state and local taxes in jurisdictions in which it operates.

   The following is a reconciliation of net loss for financial reporting purposes with net loss for tax reporting purposes.

                                                                    Year ended December 31,
                                                                 -----------------------------
                                                                  1996        1995       1994
                                                                 -------     -------     -----
                                                                        (in thousands)
        Net loss, financial statement basis                      $(1,138)    $(1,032)    $(819)
        Rental concessions recorded for books not tax                 --        (120)       --
        Book depreciation in excess of tax depreciation              481         475       338
                                                                 -------     -------     -----
        Net loss, tax basis                                      $  (657)    $  (677)    $(481)
                                                                 -------     -------     -----
                                                                 -------     -------     -----

Profit and loss allocations/distributions

   For financial and tax reporting purposes, net profits or losses are allocated 99% to the Unitholders and 1% to the General Partners.

   No distributions have been paid since 1988.

C. Investment in Property and Notes Payable

   The Partnership's properties, net of accumulated depreciation, and the related debt at December 31, 1996 and 1995 were:

                                                             Investment             Notes Payable
                                                         -------------------     -------------------
Property                                                  1996        1995        1996        1995
----------------------------------------------------------------------------------------------------
                                                                       (in thousands)
Montrose Office Park, Rockville, MD                      $16,541     $16,786     $    --     $13,055
Gateway and Park Plaza, Sacramento, CA                     6,623       7,104          --       6,439
Totem Valley Business Center, Kirkland, WA                 4,891       5,074          --       3,645
Poplar Tower, Memphis, TN                                  3,698       3,736          --       3,482
Less: allowance for loss on impairment of assets            (500)       (500)         --          --
Note payable                                                  --          --      26,650          --
                                                         -------     -------     -------     -------
                                                         $31,253     $32,200     $26,650     $26,621
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------

   During 1996, a small parcel of land was conveyed to a local jurisdiction to be used for a road project at the Totem Valley property for proceeds of approximately $61,000 resulting in a gain of approximately $33,000.

   Loans held on two of the Partnership's properties, Poplar Towers and Montrose Office Park matured on October 1, 1996 and December 31, 1996, respectively. As a result, the Partnership, on December 20, 1996, pursuant to a loan agreement dated December 13, 1996 with Wells Fargo Bank, N.A. ("WFB"), consolidated and refinanced all of the existing loans on the five properties owned by the Partnership (the "Loan"). WFB held mortgages on the Partnership's three remaining properties Totem Valley, Gateway and Park Plaza.

   The Loan from WFB is in the amount of $26,650,000 (which approximates the total amount of the individual loans on each of the five properties). The Loan will mature on December 9, 1997 and bears interest at LIBOR + 3.5% reset monthly. The Loan is secured by Deeds of Trust on each of the respective properties and by security interests in the respective property's leases and rents, and equipment and fixtures contained therein. The Partnership has the ability to refinance the loan at maturity based on the current appraised values on the underlying properties.

D. Lease Agreements

   The provisions of the leases generally require tenants to pay for their proportionate share of increases in building operating costs and property tax increases. Future minimum rental receipts due under the noncancellable operating leases with tenants are as follows:

  Year ending
  December 31,                   (in thousands)
----------------                 --------------

1997                                $  6,169
1998                                   5,499
1999                                   4,187
2000                                   2,578
2001                                   1,551
Thereafter                             4,178
                                 --------------
Total                               $ 24,162
                                 --------------
                                 --------------

   For the years ended December 31, 1996, December 31, 1995 and October 31, 1994, respectively, the following properties' rental revenues exceeded 15% of the Partnership's total revenue:

                                                  1996    1995    1994
                                                  ----    ----    ----
           Montrose Office Park                    40%     43%     46%
           Poplar Towers                           19      --      --

   During the year ended December 31, 1996, Technical Resources, Inc., a tenant in the Montrose Office Park property, did account for approximately 10% of the Partnership's total revenue and, on an annualized basis, had its new lease covered the entire year, would have accounted for approximately 10% of the Partnership's total revenue for the year ended December 31, 1995. During the year ended October 31, 1994, Intersolv, a tenant in the Montrose Office Park property, accounted for approximately 10% of the Partnership's total revenue.

E. Related Parties

   The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; property management; investor communications; printing and other administrative services. The General Partners and their affiliates receive reimbursements for costs incurred in connection with these services, the amount of which is limited by the provisions of the Partnership Agreement. The costs and expenses were:

                                                                         November 1,
                                                       Year ended          through        Year ended
                                                      December 31,       December 31,     October 31,
                                                     1996      1995          1994            1994
-----------------------------------------------------------------------------------------------------
                                                              (in thousands)
PBP and affiliates
  General and administrative                         $ 60      $112          $ 10            $ 136
                                                     -----     -----       ------         -----------
Glenborough Corporation and affiliates
  Property management fee and expenses                634       663           103              212
  Leasing commissions                                 131       136            18               31
                                                     -----     -----       ------         -----------
                                                      765       799           121              243
                                                     -----     -----       ------         -----------
                                                     $825      $911          $131            $ 379
                                                     -----     -----       ------         -----------
                                                     -----     -----       ------         -----------

---------------

   PBP is not being paid on a current basis for general and administrative expenses other than printing costs. During the year ended December 31, 1996, PBP was reimbursed approximately $48,000, which was applied to prior years' general and administrative expenses due. At December 31, 1996 and 1995, the total liability outstanding to PBP was approximately $705,000 and $700,000, respectively.

   The Partnership maintains an investment account with the Prudential Institutional Liquidity Portfolio Fund, an affiliate of PBP, for investment of its available cash in short-term instruments pursuant to the guidelines established by the Partnership Agreement.

   Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 180 depositary units at December 31, 1996.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

Liquidity and Capital Resources

   All of the Partnership's properties generated cash flow from operations after debt service during the year ended December 31, 1996.

   During the year ended December 31, 1996, the Partnership incurred approximately $810,000 for building and tenant improvements primarily at the Montrose Office Park, Totem Valley, Park Plaza, and Poplar Towers properties. Of this amount, approximately $525,000 was expended at Montrose Office Park primarily for build out of space for new tenants. In order to keep the Partnership's properties competitive, building and tenant improvements will continue to be required. Building and tenant improvements for 1997 are currently budgeted for approximately the same amount as 1996.

   The Partnership had cash of approximately $697,000 at December 31, 1996. PBP is not being reimbursed for its general and administrative expenses (other than printing) on a current basis. During the year ended December 31, 1996, PBP was reimbursed approximately $48,000, which was applied to prior years' general and administrative expenses due. At December 31, 1996, the total liability outstanding (including printing) was approximately $705,000. Cash on hand plus any cash generated from operations may not be sufficient to fund building and tenant improvements and to pay deferred general and administrative expenses.

   The Partnership in December 1996 consolidated and refinanced all of the existing loans on the five properties. The new loan in the amount of $26,650,000 will mature in December 1997 and is secured by all of the properties.

   The General Partners continue to evaluate all of the properties' prospects for eventual sale. It is unlikely that investors will be returned a significant portion of their original investment upon the sale of the properties and ultimate dissolution of the Partnership.

Results of Operations

1996 versus 1995
----------------
   The Partnership's net loss increased by approximately $106,000 for the year ended December 31, 1996 as compared to 1995 for the reasons discussed below.

   Property operating revenue increased by approximately $5,000 for the year ended December 31, 1996 as compared to 1995 as increases at the Totem Valley, Gateway, Park Plaza and Poplar Tower properties were more than offset by a decrease at Montrose Office Park due to a major tenant's lease expiring in May 1996. The increase and decreases in operating revenue were primarily the result of corresponding changes in average occupancies.

   Recovery of expenses decreased by approximately $165,000 for the year ended December 31, 1996 as compared to 1995 primarily due to lower tenant recoveries at the Montrose property as a result of a major tenant's lease expiring in May 1996, partially offset by increases in expense recoveries at the Totem Valley property.

   Property operating expenses increased by approximately $60,000 for the year ended December 31, 1996 as compared to 1995 due primarily to increased utility expenses, building management fees and salaries at Poplar Towers.

   Depreciation and amortization increased by approximately $60,000 for the year ended December 31, 1996 as compared to 1995 due to increased building and tenant improvement additions.

   General and administrative expenses decreased by approximately $159,000 for the year ended December 31, 1996 as compared to 1995 primarily due to appraisal fees recorded in 1995.

1995 versus 1994
----------------
   The Partnership's net loss increased by approximately $238,000 for the year ended December 31, 1995 as compared to the year ended October 31, 1994 ("fiscal 1994") for the reasons discussed below.

   Operating revenues decreased by approximately $15,000 for the year ended December 31, 1995 as compared to fiscal year 1994 as increases at the Totem Valley, Gateway, and Poplar Tower properties were more than offset by decreases at the Park Plaza and Montrose properties. The increases and decreases in operating revenue were primarily the result of corresponding changes in average occupancies.

   Recovery of expenses increased by approximately $12,000 for the year ended December 31, 1995 as compared to fiscal 1994 primarily due to greater tenant work order recoveries at the Montrose property offset by decreases in various other expense recoveries at all of the properties.

   Property operating expenses increased by approximately $102,000 during the year ended December 31, 1995 as compared to fiscal 1994 due primarily to increased tenant work order costs and increased utilities expenses.

   Depreciation and amortization increased by approximately $82,000 during the year ended December 31, 1995 as compared to fiscal 1994 due to increased building and tenant improvement additions.

   Interest expense increased by approximately $47,000 during the year ended December 31, 1995 as compared to fiscal 1994 because of increases in interest rates on variable rate notes.

                               OTHER INFORMATION

   The Partnership's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available to limited partners without charge upon written request to:

       Prudential-Bache/Equitec Real Estate Partnership
       P.O. Box 2016
       Peck Slip Station
       New York, N.Y. 10272-2016
                                       D-31

P.O. Box 2016

                                   BULK RATE

Peck Slip Station

                                  U.S. POSTAGE

New York, NY 10272

                                      PAID

                                 Automatic Mail

PBEQ86/170368

              Ex-27
       ART. 5 FDS FOR 4TH QUARTER 10-K

 ARTICLE            5
 LEGEND
                    The Schedule contains summary financial information extracted from the financial statements for P-B Equitec Real
                    Estate and is qualified in its entirety by reference to such financial statements

 /LEGEND

 RESTATED

 CIK                0000757191

 NAME               P-B Equitec Real Estate
 MULTIPLIER         1

 FISCAL-YEAR-END                Dec-31-1996

 PERIOD-START                   Jan-1-1996

 PERIOD-END                     Dec-31-1996

 PERIOD-TYPE                    12-Mos

 CASH                           697,000

 SECURITIES                     0

 RECEIVABLES                    1,396,000

 ALLOWANCES                     500,000

 INVENTORY                      0

 CURRENT-ASSETS                 0

 PP&E                           0

 DEPRECIATION                   51,387,000

 TOTAL-ASSETS                   19,634,000

 CURRENT-LIABILITIES            33,346,000

 BONDS                          1,363,000

 PREFERRED-MANDATORY            0

 PREFERRED                      0

 COMMON                         0

 OTHER-SE                       5,333,000

 TOTAL-LIABILITY-AND-EQUITY     33,346,000

 SALES                          0

 TOTAL-REVENUES                 6,414,000

 CGS                            0

 TOTAL-COSTS                    5,123,000

 OTHER-EXPENSES                 0

 LOSS-PROVISION                 0

 INTEREST-EXPENSE               2,429,000

 INCOME-PRETAX                  0

 INCOME-TAX                     0

 INCOME-CONTINUING              0

DISCONTINUED                   0

EXTRAORDINARY                  0

CHANGES                        0

NET-INCOME                     (1,138,000)

EPS-PRIMARY                    (16.38)

EPS-DILUTED                    0

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

(Mark One)

/X/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

For the quarterly period ended September 30, 1997

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

Commission file number: 0-14271


                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


California                                      94-2949474
--------------------------------------------------------------------------------
(State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)


One Seaport Plaza, New York, N.Y.               10292-0128
--------------------------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (212) 214-1016

                                      N/A
--------------------------------------------------------------------------------
              Former name, former address and former fiscal year,
                         if changed since last report.

   Indicate by check CK whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes _CK_ No __

                         Part I. FINANCIAL INFORMATION
                          ITEM 1. FINANCIAL STATEMENTS
               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                  (Unaudited)

                                                                      September 30,     December 31,
                                                                          1997              1996
----------------------------------------------------------------------------------------------------
                                                                              (in thousands)
ASSETS
Investment in property:
Land                                                                    $  10,842         $ 10,842
Buildings, improvements and equipment                                      41,137           40,545
Less: Accumulated depreciation                                            (21,115)         (19,634)
      Allowance for loss on impairment of assets                             (500)            (500)
                                                                      -------------     ------------
Net investment in property                                                 30,364           31,253
Cash and cash equivalents                                                   1,154              697
Prepaid expenses and other assets, net                                      1,341            1,396
                                                                      -------------     ------------
Total assets                                                            $  32,859         $ 33,346
                                                                      -------------     ------------
                                                                      -------------     ------------
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Notes payable                                                           $  26,650         $ 26,650
Due to affiliates                                                             690              705
Accounts payable and accrued liabilities                                      308              266
Security deposits and deferred revenue                                        357              335
Real estate taxes payable                                                      95               57
                                                                      -------------     ------------
Total liabilities                                                          28,100           28,013
                                                                      -------------     ------------
Partners' capital
Unitholders (68,795 depositary units issued and outstanding)                5,019            5,587
General partners                                                             (260)            (254)
                                                                      -------------     ------------
Total partners' capital                                                     4,759            5,333
                                                                      -------------     ------------
Total liabilities and partners' capital                                 $  32,859         $ 33,346
                                                                      -------------     ------------
                                                                      -------------     ------------
----------------------------------------------------------------------------------------------------

            The accompanying notes are an integral part of these consolidated statements

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                          For the nine months ended          For the three months ended
                                       September 30,     September 30,     September 30,     September 30,
                                           1997              1996              1997              1996
----------------------------------------------------------------------------------------------------------
                                               (in thousands, except for depositary unit amounts)

REVENUES
Operating                                 $ 4,964           $ 4,517           $ 1,741           $ 1,462
Recovery of expenses                          277               307                90                92
Gain on disposition of investment              82                --                82                --
                                       -------------     -------------     -------------     -------------
                                            5,323             4,824             1,913             1,554
                                       -------------     -------------     -------------     -------------

EXPENSES
Property operating                          1,974             2,081               674               680
Interest                                    1,838             1,817               625               601
Depreciation and amortization               1,871             1,507               634               478
General and administrative                    214               208                68                65
                                       -------------     -------------     -------------     -------------
                                            5,897             5,613             2,001             1,824
                                       -------------     -------------     -------------     -------------
Net loss                                  $  (574)          $  (789)          $   (88)          $  (270)
                                       -------------     -------------     -------------     -------------
                                       -------------     -------------     -------------     -------------
ALLOCATION OF NET LOSS
Unitholders                               $  (568)          $  (781)          $   (87)          $  (267)
                                       -------------     -------------     -------------     -------------
                                       -------------     -------------     -------------     -------------
General partners                          $    (6)          $    (8)          $    (1)          $    (3)
                                       -------------     -------------     -------------     -------------
                                       -------------     -------------     -------------     -------------
Net loss per depositary unit              $ (8.26)          $(11.35)          $ (1.27)          $ (3.88)
                                       -------------     -------------     -------------     -------------
                                       -------------     -------------     -------------     -------------
----------------------------------------------------------------------------------------------------------


             CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS' CAPITAL
                                  (Unaudited)

                                                                                GENERAL
                                                              UNITHOLDERS       PARTNERS     TOTAL
---------------------------------------------------------------------------------------------------
                                                                         (in thousands)

Partners' capital (deficit)--December 31, 1996                   $5,587          $ (254)     $5,333
Net loss                                                           (568)             (6)       (574)
                                                             --------------     --------     ------
Partners' capital (deficit)--September 30, 1997                  $5,019          $ (260)     $4,759
                                                             --------------     --------     ------
                                                             --------------     --------     ------
---------------------------------------------------------------------------------------------------

           The accompanying notes are an integral part of these consolidated statements

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)

                                                                      For the nine      For the nine
                                                                      months ended      months ended
                                                                      September 30,     September 30,
                                                                          1997              1996
-----------------------------------------------------------------------------------------------------
                                                                              (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                 $  (574)          $  (789)
                                                                      -------------     -------------
Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Depreciation and amortization                                            1,871             1,507
  Lease concessions-effective rents                                            3                50
  Leasing commissions paid                                                  (286)             (148)
  Gain on disposition of investment                                          (82)               --
  Changes in:
     Prepaid expenses and other assets, net                                  (48)               34
     Due to affiliates                                                       (15)               15
     Accounts payable and accrued liabilities                                 42                91
     Security deposits and deferred revenue                                   22                48
     Real estate taxes payable                                                38                 6
                                                                      -------------     -------------
Total adjustments                                                          1,545             1,603
                                                                      -------------     -------------
Net cash provided by operating activities                                    971               814
CASH FLOWS FROM INVESTING ACTIVITIES
Building improvements                                                       (592)             (392)
Proceeds from disposition of investment                                      140                --
                                                                      -------------     -------------
Net cash used in investing activities                                       (452)             (392)
                                                                      -------------     -------------
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on notes                                                   --              (168)
Loan fees paid                                                               (62)               --
                                                                      -------------     -------------
Net cash used in financing activities                                        (62)             (168)
                                                                      -------------     -------------
Net increase in cash and cash equivalents                                    457               254
Cash and cash equivalents at beginning of period                             697               806
                                                                      -------------     -------------
Cash and cash equivalents at end of period                               $ 1,154           $ 1,060
                                                                      -------------     -------------
                                                                      -------------     -------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid                                                            $ 1,716           $ 1,678
                                                                      -------------     -------------
                                                                      -------------     -------------
-----------------------------------------------------------------------------------------------------

            The accompanying notes are an integral part of these consolidated statements

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997
                                  (Unaudited)

A. General

   These financial statements have been prepared without audit. In the opinion of Prudential-Bache Properties, Inc. ('PBP') and Glenborough Corporation and Robert Batinovich (together, 'Glenborough') (collectively, the 'General Partners'), the financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of Prudential-Bache/Equitec Real Estate Partnership, A California Limited Partnership (the 'Partnership') as of September 30, 1997, the results of its operations for the nine and three months ended September 30, 1997 and 1996 and its cash flows for the nine months ended September 30, 1997 and 1996. However, the operating results for the interim periods may not be indicative of the results expected for the full year.

   Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been omitted. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Partnership's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1996.

B. Related Parties

   The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; property management; investor communications; printing and other administrative services. The General Partners and their affiliates receive reimbursements for costs incurred in connection with these services, the amount of which is limited by the provisions of the Partnership Agreement. The costs and expenses were:


                                                             Nine months              Nine months
                                                                ended                    ended
                                                          September 30, 1997       September 30, 1996

-----------------------------------------------------------------------------------------------------
                                                                        (in thousands)
PBP and affiliates:
  General and administrative                                     $ 72                     $ 70
                                                               ------                   ------
Glenborough and affiliates:
  Property management fee and expenses                            502                      443
  Leasing commissions                                              96                      103
                                                               ------                   ------
                                                                  598                      546
                                                               ------                   ------
                                                                 $670                     $616
                                                               ------                   ------
                                                               ------                   ------

                                                             Three months             Three months
                                                                ended                    ended
                                                          September 30, 1997       September 30, 1996

-----------------------------------------------------------------------------------------------------
                                                                        (in thousands)
PBP and affiliates:
  General and administrative                                     $ 24                     $ 17
                                                               ------                   ------
Glenborough and affiliates:
  Property management fee and expenses                            180                      151
  Leasing commissions                                              65                       40
                                                               ------                   ------
                                                                  245                      191
                                                               ------                   ------
                                                                 $269                     $208
                                                               ------                   ------
                                                               ------                   ------

   PBP is not being paid on a current basis for general and administrative expenses other than printing costs. During the nine months ended September 30, 1997, PBP was reimbursed $100,000 which was applied to prior years' general and administrative expenses due. At September 30, 1997 and December 31, 1996, the total liability outstanding to PBP was $667,000 and $705,000, respectively. At September 30, 1997, the total liability outstanding to Glenborough was $23,000.

   The Partnership maintains an account with the Prudential Institutional Liquidity Portfolio Fund, an affiliate of PBP, for investment of its available cash in short-term instruments pursuant to the guidelines established by the Partnership Agreement.

   Prudential Securities Incorporated, an affiliate of PBP, owns 180 depositary units at September 30, 1997.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
      ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

Liquidity and Capital Resources

   The Partnership generated cash from operations of $971,000 for the nine months ended September 30, 1997. During the nine months ended September 30, 1997, the Partnership disbursed $592,000 for building and tenant improvements, primarily related to the Montrose, Poplar Towers and Totem Valley properties. In order to keep the properties competitive, building and tenant improvements will continue to be required.

   The Partnership had cash of $1,154,000 at September 30, 1997. PBP is not being reimbursed for its general and administrative expenses (other than printing) on a current basis; however, payments for past due amounts of $100,000 were made in the nine months ended September 30, 1997. At September 30, 1997, the total liability outstanding (including printing) was $667,000. Cash on hand plus any cash generated from operations may not be sufficient to fund building and tenant improvements and to pay deferred general and administrative expenses.

   The General Partners of the Partnership believe that now is the appropriate time to sell the Partnership's properties given current market conditions, increased availability of investor capital, increased purchasing activity and a favorable interest rate environment, among other reasons.

   The General Partners filed a revised preliminary proxy statement in October 1997 with the Securities and Exchange Commission that will be sent to limited partners requesting, among other things, their consent to sell the Partnership's properties to Glenborough Realty Trust Incorporated, an affiliated entity of the Glenborough General Partner, at a price equal to the appraised value of the Partnership's properties. Such sale will be subject to certain conditions which are more fully discussed in the proxy statement. It is anticipated that the proxy statement will be mailed to the limited partners in November 1997.

Results of Operations

   The Partnership's net loss decreased $215,000 and $182,000, respectively, for the nine and three months ended September 30, 1997 as compared to 1996 for the reasons discussed below.

   Property operating revenues increased $447,000 and $279,000, respectively, for the nine and three months ended September 30, 1997 as compared to 1996 primarily due to increases at Montrose, Gateway and Totem Valley as a result of increased occupancies at the properties.

   Recovery of expenses decreased $30,000 for the nine months ended September 30, 1997 as compared to 1996 primarily due to lower tenant recoveries at the Montrose property as a result of new tenant leases.

   The Partnership recorded a gain of $82,000 from the disposition of an investment in a captive insurance company for the nine and three months ended September 30, 1997.

   Property operating expenses decreased $107,000 for the nine months ended September 30, 1997 as compared to 1996. The variance was mainly due to a reversal of $68,000 relating to a prior period accrued expense; a $24,000 decrease at Montrose due to lower tenant work orders and real estate taxes; and a $21,000 decrease at Park Plaza due to lower management salaries and utilities expense.

   Depreciation and amortization increased $364,000 and $156,000, respectively, for the nine and three months ended September 30, 1997 as compared to 1996 primarily due to the amortization of loan fees relating to the December 1996 mortgage refinancing.

                           PART II. OTHER INFORMATION


Item 1.     Legal Proceedings--None

Item 2.     Changes in Securities--None

Item 3.     Defaults Upon Senior Securities--None

Item 4.     Submission of Matters to a Vote of Security Holders--None

Item 5.     Other Information--None

Item 6.     Exhibits and Reports on Form 8-K

            (a) Exhibits:

3 and 4 Amended and Restated Limited Partnership Agreement of Registrant dated February 11, 1985 (incorporated by reference to Amendment No. 1 to the Registrant's Form S-11 Registration Statement filed on February 14, 1985) and Amendment No. 1 thereto dated April 18, 1985
            (incorporated by reference to Form 8-A filed on February 28, 1986), as amended on March 25, 1994 (incorporated by reference to Registrant's 1994 Annual Report on Form 10-K)

            Amended and Restated Agreement between General Partners dated December 28, 1990 (incorporated by reference to the Registrant's 1990 Annual Report filed on Form 10-K)

            27 Financial Data Schedule (filed herewith)

            (b) Reports on Form 8-K--None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Prudential-Bache/Equitec Real Estate Partnership,
A California Limited Partnership


By:    Prudential-Bache Properties, Inc.
       A Delaware corporation, General Partner


       By: /s/ EUGENE D. BURAK                      Date: November 14, 1997
          -------------------------------
          Eugene D. Burak
          Vice President
          Chief Accounting Officer for the Registrant

--------------------------------------------------------------------------------
                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP

                                  CONSENT CARD

CONSENT IS SOLICITED ON BEHALF OF PRUDENTIAL-BACHE PROPERTIES, INC. ("PB PROPERTIES"), AS MANAGING GENERAL PARTNER AND ON BEHALF OF PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP (THE "PARTNERSHIP"). PB PROPERTIES, GLENBOROUGH CORPORATION AND ROBERT BATINOVICH, WHICH TOGETHER
CONSTITUTE ALL OF THE GENERAL PARTNERS OF THE PARTNERSHIP, RECOMMEND CONSENT ON THE PROPOSAL.

Unitholders should not send any Depositary Units with this Consent card. Unitholders are urged to mark, sign, date and mail promptly this Consent card in the envelope provided. The Consent card must be received at the address of the Soliciting Agent by no later than 10:00 a.m., New York time on February 27, 1998 (unless such date and/or time is extended in the sole discretion of PB Properties acting as managing general partner of the Partnership).

THIS CARD SHALL BE DEEMED TO APPROVE THE PROPOSAL IF NOT INDICATED TO THE CONTRARY.

EACH CONSENT CARD MUST BE SIGNED AND DATED.

Sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE PLAN

The undersigned hereby votes all Units beneficially owned by the undersigned with respect to the Plan as follows:

            |_|   Approve           |_|   Disapprove              |_|   Abstain

Please refer to the Statement Furnished in Connection with the Solicitation of Consents, dated January __, 1998, for a full description of the Plan.



                                                  ------------------------------
                                                            Signature


                                                  ------------------------------



                                                Dated: ___________________, 1998


   PLEASE SIGN, DATE AND RETURN THIS CONSENT CARD USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                                      F-1